UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22495

Curian Series Trust
(Exact name of registrant as specified in charter)

7601 Technology Way, Denver, Colorado			80237
(Address of principal executive offices)			(Zip code)

Daniel W. Koors Jackson National Asset Management, LLC 225 West Wacker Drive, Suite 1200 Chicago, Illinois 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(312) 338-5800

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. §3507.

Item 1.  Report to Shareholders.

ANNUAL REPORT	OCTOBER 31, 2015

Curian/PIMCO Income Fund

Curian/PIMCO Total Return Fund

Curian/WMC International Equity Fund

President’s Letter

Dear Investor,

Enclosed is the annual report for the Curian Series Trust for the year ended October 31, 2015, together with Management’s Discussion of Fund Performance for each of the “Funds”.

From an economic perspective, growth in the U.S. continued during the year, albeit at a relatively uneven pace.  U.S. real gross domestic product grew by 0.6% in the first quarter, 3.9% in the second quarter, and an estimated 1.5% in the third quarter of 2015.  Moreover, the U.S. unemployment rate continued its downward trend, falling to 5.1% in September from 5.5% during the first quarter of 2015, its lowest level since 2008.  Conference Board’s consumer confidence measure ticked up over the “100” level, while domestic industries (housing, retail) also fared well during the period. Importantly, slowing growth and increased market turbulence outside the U.S. remain plausible risks.  In light of the improving, but mixed, data, the U.S. Federal Reserve (“Fed”) kept monetary policy unchanged at its September 2015 Federal Open Market Committee meeting, citing adverse “global economic and financial developments.”  Such action weighed on overall market sentiment during the third quarter, as investors interpreted the Fed’s lack of action as uncertainty over the health of the economy.

Simultaneously, the European Central Bank committed to asset purchases totaling 60 billion Euros per month, effective March 2015.  Such favorable monetary policy support buoyed European equities, as did a weakening Euro, though the Eurozone currency modestly appreciated versus the U.S. Dollar in the third quarter.  Similarly, the Bank of Japan continued its quantitative easing program, indicating that expansion is likely going forward.  Of note is that the Japanese Yen appreciated versus the U.S. Dollar in the most recent quarter, acting as a perceived safe haven amid volatility spikes in Asia.

Domestic equity markets were rattled in the most recent quarter as the S&P 500® Index returned -6.44%, its worst quarterly return in four years.  That said, the S&P 500 Index posted a respectable return of 5.20% for the 12-month period ended October 31, 2015.  The Dow Jones Industrial Average followed a similar dynamic, returning 3.30% over the 12-month period.  The NASDAQ composite index, consisting primarily of high growth companies, outperformed both indices, gaining 10.39% during the one-year trailing period. In market capitalization terms, small-cap and mid-cap equities produced meager returns during the period, as the Russell 2000 Index and Russell Mid-Cap Index were up 0.34% and 2.77%, respectively.  Sector returns continued to be dispersed, as energy stocks down -19.31% lagged and consumer discretionary stocks up 20.86% outperformed.

Emerging and developed equity markets posted widespread losses in the third quarter, with emerging-market equities significantly underperforming their developed-market counterparts.  The performance dispersion was even more significant for the 12-month period ended October 31, 2015, as the Morgan Stanley Capital International (“MSCI”) EAFE Index delivered -0.07% versus -14.53% for the MSCI Emerging Markets Index.  The strong U.S. Dollar continued to impair international returns, while emerging markets equities also suffered from steep capital outflows and commodity price weakness.  The Fed’s September decision to delay its first short-term interest rate hike since 2006 contributed to overall global uncertainty.

Within fixed income markets, yields broadly decreased in Europe while the Americas and Asia experienced mixed shifts.  The 10-year U.S. Treasury yield decreased from 2.35% to 2.14% for the 12-month period, although yields were fairly volatile along the way. Meanwhile, credit spreads over Treasuries increased significantly, particularly within the high yield sector, resulting in the underperformance of corporate bonds vs. Treasuries.  Over the 12-month period, the Barclays U.S. Aggregate Bond Index returned 1.96%, while the Barclays U.S. Credit Index returned 0.90% and the Barclays U.S. Corporate High Yield Index returned -1.94%.  The U.S. Dollar continued to strengthen against both developed and emerging-market currencies, resulting in the significant underperformance of non-U.S. bonds.  Emerging markets bonds also declined significantly, although debt denominated in U.S. Dollars fared much better than local currency bonds.

For the 12-month period ended October 31, 2015, two of three of the Curian Series Trust Funds outperformed their respective benchmark index.  The Curian/PIMCO Income Fund gained 2.03%, significantly outperforming the Barclays U.S. Credit Index, which returned 0.90%.  The Curian/WMC International Equity Fund returned 2.52%, outperforming the MSCI All Country World ex. U.S. Index, which returned -4.68%.  The Curian/PIMCO Total Return Fund slightly underperformed its index, returning 1.76% versus the Barclays U.S. Aggregate Bond Index’s return of 1.96%.

As previously announced, Curian stopped accepting new accounts under the Curian Program effective July 31, 2015. The Funds are investment options within Curian’s separately managed account program (“Curian Program”) and all of the shareholders of the Funds, with the exception of the shares owned by Curian, are accountholders in the Curian Program. Curian will continue to manage existing accounts within the Curian Program into 2016 to allow financial professionals and clients sufficient time to plan for the transition of accounts. In addition, the Curian/PIMCO Income Fund adopted a plan of liquidation on November 18, 2015, and the liquidation process was completed on December 10, 2015.  Curian, as investment advisor and sponsor of the Program, invested the liquidation proceeds in other Program investment options in accordance with your Curian Program investment model.  Curian and the Board of the Curian Series Trust are also considering options for the Curian/PIMCO Total Return Fund  and the Curian//WMC International Equity Funds in light of the anticipated termination of the Curian Program.

All accountholders in the Curian Program must provide final account transfer or liquidation instructions by Tuesday, February 16, 2016.  Please see the letter sent on November 10, 2015 for more information or consult with your financial professional for information about how to provide instructions.  On Friday, February 19, 2016, Curian will terminate the Curian Program, cease managing existing accounts and begin the process of liquidating any accounts in the Curian Program that have not already been liquidated at the instruction of accountholders or their financial professionals.  Curian expects to exit the asset management business around the end of the first quarter 2016.

Mark D. Nerud

President and Chief Executive Officer

Curian Series Trust

Pacific Investment Management Company LLC (Unaudited)

Market Summary: The most defining event of the last couple of months of 2014 was the sharp decline in oil prices and accompanying market volatility. The uneven growth and drop in oil led to bouts of market volatility that dissipated quickly but still managed to leave certain risk sectors bruised. Core bonds in developed markets rallied strongly over the last quarter of 2014 as weak growth and lower oil prices kept many central banks in easing mode.

In addition to the European Central Bank's highly anticipated foray into quantitative easing ("QE"), 2015 began with a host of global central banks embracing monetary easing. Eurozone bonds and equities rallied strongly on the announcement of QE, though economic data also improved on the margin. The U.S. Federal Reserve ("Fed") remained an outlier among central banks easing as officials reiterated their desire to hike rates sometime this year.

During the second quarter of 2015, markets were captivated by events in Greece, where the debt crisis worsened sharply, and China, where equity markets had a tumultuous quarter and policymakers expanded their easing efforts. Volatile equity market performance in China underscored the challenge that policymakers face in guiding the country toward a more liberalized economic system.

In the third quarter of 2015, a cascade of negative headlines soured global risk sentiment. Rising concern over the outlook for Chinese growth sent commodity prices, inflation expectations and emerging market ("EM") assets tumbling. The subsequent rise in global financial market volatility to multi-year highs drove the Fed to hold rates steady in September and moved developed market central banks to reiterate their commitment to accommodative policies. Despite headlines and financial market turmoil, economic growth in the U.S. remained robust.

To close the year, market sentiment reversed course as global growth concerns diminished.

Curian/PIMCO Income Fund

Portfolio Composition†:

Financials	40.4%
Government Securities	16.6
Non-U.S. Government Agency ABS	10.7
Energy	7.1
Consumer Discretionary	4.7
Industrials	4.5
Health Care	3.9
Telecommunication Services	2.6
Consumer Staples	1.4
Utilities	1.4
Information Technology	0.6
Materials	0.6
Purchased Options	0.3
Short Term Investments	5.2
Total Investments	100.0%

†Total Investments at October 31, 2015

Portfolio Manager Commentary: For the year ended October 31, 2015, Curian/PIMCO Income Fund outperformed its benchmark by posting a return of 2.03% compared to 0.90% for the Barclays U.S. Credit Index.

The investment concentration differences relative to the benchmark included a defensive posture to investment grade credit risk and U.S. interest rates and an overweight to EM. The Fund also held out of index exposure to mortgages, high yield and non U.S. developed corporate bonds.

The net outperformance relative to the benchmark resulted from several strategies. Tactical positioning in the European periphery, specifically Italy and Spain, contributed to performance as yields contracted during the year. An overweight to Brazilian local rates hurt performance as political turmoil prompted yields to rise. Within investment grade corporate bonds, an underweight to energy contributed to performance as spreads widened. Also, an emphasis on financials, which outperformed the broader market, contributed to the Fund's performance. Within the mortgage sector, an out of benchmark allocation to non-agency mortgages added to returns, as they benefitted from the ongoing housing recovery. The Fund's underweight to U.S. Dollar-denominated EM debt, particularly Mexico and Russia, contributed to returns as spreads generally widened for the year. Lastly, the Fund's underweight to U.S. duration detracted from performance as yields fell across the curve.

Derivatives were used in the Fund and are instrumental in attaining specific exposures targeted to gain from anticipated market developments. The Fund's U.S. duration positioning, which was negative for returns, was partly facilitated through the use of interest rate swaps. The overweight to local Brazilian rates, which detracted from relative performance, was implemented using zero coupon interest rate swaps. Additionally, investment grade corporate exposure was positive for performance and was implemented partially through the use of credit default swaps. A currency long U.S. Dollar view against the Euro and Japanese Yen was implemented by the use of currency forwards, which was positive for returns as these currencies depreciated.

PIMCO expects the global economy to expand at a 2.5% to 3.0% pace over the next year, with inflation of 2.0% to 2.5%. Within this baseline view, there are significant and widening divergences among the world's major economies. Growth in the U.S., Eurozone, UK and Japan over the next year should modestly improve, while growth prospects in China are deteriorating and other major emerging economies face uncertain prospects for recovery. The balance of global economy risks tilted somewhat to the downside, due in part to China-related market volatility and diminishing returns of unconventional monetary policy. On the upside, stimulus from low oil prices has yet to fully flow through the global economy.

Total Return*

1 Year	2.03%
Since Inception	5.07
(Inception date November 2, 2011)

Expense Ratios**

Net Expense Ratio
Prospectus	0.85%
Year ended October 31, 2015	0.30
Gross Expense Ratio
Prospectus	1.04%
Year ended October 31, 2015	1.05

*Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, however, performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

**The prospectus expense ratios are from the Fund's prospectus dated February 27, 2015. Net expense ratio is net of contractual and voluntary waivers.

The Fund's investment adviser waived/reimbursed certain expenses of the Fund. Performance results shown reflect the waiver, without which they would have been lower.

Pacific Investment Management Company LLC (Unaudited)

Curian/PIMCO Total Return Fund

Portfolio Composition†:

U.S. Government Agency MBS	33.4%
Government Securities	30.2
Non-U.S. Government Agency ABS	14.3
Financials	9.5
Telecommunication Services	1.0
Energy	0.9
Consumer Staples	0.5
Utilities	0.5
Information Technology	0.4
Industrials	0.3
Purchased Options	0.1
Health Care	0.1
Short Term Investments	8.8
Total Investments	100.0%

†Total Investments at October 31, 2015

Portfolio Manager Commentary: For the year ended October 31, 2015, Curian/PIMCO Total Return Fund underperformed its benchmark by posting a return of 1.76% compared to 1.96% for the Barclays U.S. Aggregate Bond Index.

The investment concentration differences relative to the benchmark included an overweight to EM and municipals, as well as, an underweight to investment grade credit and U.S. duration. Exposure to agency mortgages started the year as an underweight and closed the year with an overweight. The Fund also had out of index exposure to high yield and non U.S. developed corporate bonds.

The net underperformance relative to the benchmark resulted from several strategies. Curve positioning, particularly an underweight to longer dated maturities, was negative for performance as longer maturity rates fell during the year. Interest rate exposure to the European periphery, specifically Spain and Italy, added to returns as yields fell. Within investment grade corporate bonds, an overall underweight relative to the benchmark contributed for the year, as credit spreads widened. In the high yield sector, an emphasis on financials contributed to returns; this was offset by exposure to health care bonds. Within the mortgage sector, an out of benchmark allocation to non-agency mortgages added to returns, as they benefitted from the ongoing housing recovery. The Fund's overweight positioning to municipals detracted from performance as spreads widened. Lastly, the Fund's holdings of U.S. Treasury Inflation Protected Securities detracted from returns as breakeven inflation levels narrowed on falling inflation expectations.

Derivatives were used in the Fund and are instrumental in attaining specific exposures targeted to gain from anticipated market developments. The Fund's U.S. duration positioning, which was negative for returns, was partly facilitated through the use of interest rate swaps. The overweight to local Brazilian rates, which contributed to the relative performance, was implemented using zero coupon interest rate swaps. Additionally, investment grade corporate exposure was positive for performance and was implemented partially through the use of credit default swaps. A currency long U.S. Dollar view against the Euro and Japanese Yen was implemented by the use of currency forwards, which was positive for returns as these currencies depreciated.

PIMCO expects the global economy to expand at a 2.5% to 3.0% pace over the next year, with inflation of 2.0% to 2.5%. Within this baseline view, there are significant and widening divergences among the world's major economies. Growth in the U.S., Eurozone, UK and Japan over the next year should modestly improve, while growth prospects in China are deteriorating and other major emerging economies face uncertain prospects for recovery. The balance of global economy risks tilted somewhat to the downside, due in part to China related market volatility and diminishing returns of unconventional monetary policy. On the upside, stimulus from low oil prices has yet to fully flow through the global economy.

Total Return*

1 Year	1.76%
Since Inception	3.07
(Inception date November 2, 2011)

Expense Ratios**

Net Expense Ratio
Prospectus	0.80%
Year ended October 31, 2015	0.25
Gross Expense Ratio
Prospectus	1.00%
Year ended October 31, 2015	1.00

*Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, however, performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

**The prospectus expense ratios are from the Fund's prospectus dated February 27, 2015. Net expense ratio is net of contractual and voluntary waivers.

The Fund's investment adviser waived/reimbursed certain expenses of the Fund. Performance results shown reflect the waiver, without which they would have been lower.

Wellington Management Company, LLP (Unaudited)

Market Summary: During the fiscal year ended October 31, 2015, markets were broadly impacted by the accelerating decline in oil prices and heightened sensitivity to Greece and select emerging markets ("EM") such as Brazil and Russia. During the second quarter of 2015 volatility surged across the global markets as positive economic growth (especially in developed economies) and accommodative central bank policies supported markets, while the risk of a Greek exit from the Eurozone rose considerably. Government bond yields moved sharply higher as economic outlooks brightened in the U.S. and the Eurozone, global deflation fears eased, and the U.S. Federal Reserve ("Fed") appeared on track to hike rates later in 2015. In the third quarter of 2015, global equities tumbled, posting their worst quarterly return in four years. Worries about China, the world's second largest economy, took center stage when the People's Bank of China ("PBOC") unexpectedly devalued its currency, triggering concerns about global disinflationary trends. Chinese equities plunged as margin calls forced a sell off in the A-shares market. Complicating matters, the PBOC changed its method for pegging the Chinese Yuan, which devalued the currency, thereby exacerbating capital outflows. While the growth slowdown in China and its implications for global commerce fueled investor anxiety, uncertainty about the Fed's rate hike timeline also weighed on sentiment. As many market participants expected, the Fed left rates unchanged at its highly anticipated September meeting. The Fed's statement appeared to spook some investors as it acknowledged that "recent global economic and financial developments may restrain economic activity somewhat and are likely to put further downward pressure on inflation in the near term." Overall, the U.S. economy remained on solid footing, with a sharp rebound in gross domestic product and a seven year low in unemployment. The fiscal year ended on a better note, as global equities reversed their losses as signs pointed to an extension of continued monetary policy accommodation. European Central Bank President Mario Draghi indicated asset purchases would continue until the inflation outlook picks up, and China's PBOC cut its deposit and reserve rate.

Curian/WMC International Equity Fund

Portfolio Composition†:

Financials	23.4%
Health Care	16.1
Consumer Discretionary	15.4
Information Technology	10.0
Consumer Staples	8.0
Industrials	8.0
Utilities	4.9
Materials	4.1
Energy	3.8
Telecommunication Services	1.9
Short Term Investments	4.4
Total Investments	100.0%

†Total Investments at October 31, 2015

Portfolio Manager Commentary: For the year ended October 31, 2015, Curian/WMC International Equity Fund outperformed its benchmark by posting a return of 2.52% compared to -4.68% for the MSCI All Country World ex. U.S.

Index. Stock selection and allocation among sectors, a residual of the bottom-up stock selection process, both contributed to positive relative performance.

The Fund benefitted from strong security selection within financials, consumer discretionary and health care. Partially offsetting these positive relative results was the Fund's negative relative selection within information technology and energy. Sector allocation benefitted from an overweight to health care and an underweight to energy. Underweight allocations to consumer staples and industrials modestly detracted from relative performance. From a regional perspective, security selection was strongest in Developed Europe (ex UK) and Japan, but weakest in EM. An overweight allocation to Developed Europe (ex UK) and underweight allocations to the Developed Pacific Basin (ex Japan) and EM were the top contributors from an allocation perspective.

Top contributors to relative performance during the year included Japanese based pharmaceutical company Ono Pharmaceutical Co. Ltd., Italian eyewear manufacturer Luxottica Group SpA, and Hong Kong Exchanges & Clearing Ltd., the only stock and futures exchange in Hong Kong. Top detractors from relative performance were SK Hynix Inc., a South Korean memory semiconductor supplier, Canadian based Imperial Oil Ltd., an integrated oil and gas company, and Baidu.com Inc., a Chinese based web services company.

At the end of the year, the Fund was overweight health care, consumer discretionary and information technology and was most underweight telecommunication services, materials and consumer staples. The Fund was overweight Developed Europe (ex UK) and Japan, while most underweight in the Developed Pacific Basin (ex Japan) region and EM.

Total Return*

1 Year	2.52%
Since Inception	8.66
(Inception date November 2, 2011)

Expense Ratios**

Net Expense Ratio
Prospectus	1.32%
Year ended October 31, 2015	0.45
Gross Expense Ratio
Prospectus	1.45%
Year ended October 31, 2015	1.45

*Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, however, performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

**The prospectus expense ratios are from the Fund's prospectus dated February 27, 2015. Net expense ratio is net of contractual and voluntary waivers.

The Fund's investment adviser waived/reimbursed certain expenses of the Fund. Performance results shown reflect the waiver, without which they would have been lower.

Curian Series Trust

Schedules of Investments

October 31, 2015

Curian/PIMCO Income Fund

	Shares/Par †	Value
NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES - 11.7%
Asset Backed Funding Corp. Trust REMIC, 0.34%, 10/25/36 (a)	$169,299	$142,770
Asset Backed Securities Corp. Home Equity Loan Trust REMIC, 1.14%, 09/25/34 (a)	561,718	516,278
Banc of America Alternative Loan Trust REMIC, 5.75%, 11/25/35	796,315	747,951
Bear Stearns Asset Backed Securities Trust REMIC
1.40%, 01/25/45 (a)	554,214	455,971
Citigroup Mortgage Loan Trust Inc. REMIC
0.34%, 12/25/36 (a)	1,107,758	997,921
5.06%, 09/25/37 (a)	207,684	185,773
Continental Airlines Pass-Through Trust, 5.50%, 10/29/20	1,060,479	1,092,294
Countrywide Asset-Backed Certificates REMIC
0.30%, 12/25/29 (a)	106,045	114,286
1.05%, 08/25/34 (a)	821,751	776,193
0.44%, 03/25/36 (a)	70,015	62,825
Crown Castle Towers LLC, 5.50%, 01/15/17 (b)	1,500,000	1,538,841
CWABS Asset-Backed Certificates Trust REMIC, 0.35%, 04/25/33 (a)	307,666	289,408
Delta Air Lines Inc. Pass-Through Trust, 7.75%, 12/17/19	310,567	350,164
GTP Acquisition Partners I LLC, 3.48%, 06/16/25 (b)	1,000,000	986,670
Home Equity Asset Trust REMIC, 1.29%, 07/25/35 (a)	1,950,000	1,739,224
HomeBanc Mortgage Trust REMIC, 0.47%, 10/25/35 (a)	575,507	531,156
JPMorgan Mortgage Acquisition Trust REMIC, 0.47%, 07/25/36 (a)	1,600,000	1,162,005
Lehman XS Trust REMIC, 5.17%, 08/25/35	662,940	632,401
MASTR Asset Backed Securities Trust REMIC, 0.33%, 10/25/36 (a)	642,153	367,779
Morgan Stanley ABS Capital I Inc. Trust REMIC
1.11%, 03/25/35 (a)	1,000,000	859,876
1.45%, 07/25/37 (a)	500,000	348,369
Ownit Mortgage Loan Trust Series REMIC, 0.80%, 10/25/36 (a)	1,857,576	1,512,713
Progress Trust, 3.58%, 06/20/44 (a), AUD	529,676	382,263
RALI Trust REMIC
6.00%, 12/25/35	1,138,859	993,239
6.00%, 02/25/37	1,210,416	969,519
RAMP Trust REMIC, 0.43%, 12/25/35 (a)	1,001,893	748,788
Renaissance Home Equity Loan Trust REMIC, 7.24%, 09/25/37 (a)	660,343	395,688
SBA Tower Trust REMIC, 3.60%, 04/16/18 (b)	2,300,000	2,306,022
Structured Asset Investment Loan Trust REMIC, 1.17%, 10/25/33 (a)	1,719,170	1,660,057
Structured Asset Mortgage Investments II Trust REMIC, 0.42%, 04/25/36 (a)	797,956	595,267
Structured Asset Securities Corp. Mortgage Pass-Through Certificates REMIC, 2.44%, 09/25/33 (a)	667,447	641,940
Total Non-U.S. Government Agency Asset- Backed Securities (cost $24,191,677)		24,103,651

CORPORATE BONDS AND NOTES - 73.2%

CONSUMER DISCRETIONARY - 5.2%
Altice SA, 7.25%, 05/15/22, EUR	350,000	373,331
CCO Safari II LLC, 4.91%, 07/23/25 (b)	1,000,000	1,018,904
Jaguar Land Rover Automotive Plc, 4.13%, 12/15/18 (b)	300,000	307,500
Massachusetts Institute of Technology, 4.68%, 07/01/14	1,100,000	1,136,499
MCE Finance Ltd., 5.00%, 02/15/21 (b) (c)	1,000,000	936,300
Numericable Group SA, 4.88%, 05/15/19 (b)	350,000	352,625
Pearson Funding Five Plc, 3.25%, 05/08/23 (b)	1,000,000	958,353
Time Warner Cable Inc., 8.25%, 04/01/19	1,300,000	1,515,580
Time Warner Inc.
3.55%, 06/01/24	100,000	99,616
3.60%, 07/15/25	1,500,000	1,487,345
Viacom Inc.
4.25%, 09/01/23	1,000,000	995,421
4.50%, 02/27/42	2,000,000	1,539,678
		10,721,152
CONSUMER STAPLES - 1.5%
Altria Group Inc., 9.25%, 08/06/19 (d)	222,000	273,981
HJ Heinz Co., 3.95%, 07/15/25 (b)	1,300,000	1,333,513
Reynolds American Inc., 3.25%, 11/01/22	1,500,000	1,492,930
		3,100,424
ENERGY - 7.8%
California Resources Corp.
5.50%, 09/15/21 (c)	625,000	429,688
6.00%, 11/15/24 (c)	200,000	136,000
Chesapeake Energy Corp., 3.57%, 04/15/19 (a)	1,300,000	838,500
CNOOC Curtis Funding No. 1 Pty Ltd., 4.50%, 10/03/23 (b)	700,000	732,157
CNOOC Finance 2013 Ltd., 3.00%, 05/09/23	1,800,000	1,704,125
Energy Transfer Partners LP
2.50%, 06/15/18	900,000	889,688
4.05%, 03/15/25	2,000,000	1,760,504
Gazprom Neft OAO Via GPN Capital SA
4.38%, 09/19/22	1,100,000	976,470
6.00%, 11/27/23 (b)	600,000	577,620
Gazprom OAO Via Gaz Capital SA, 9.25%, 04/23/19	1,000,000	1,123,750
Harvest Operations Corp., 6.88%, 10/01/17	620,000	520,800
Nabors Industries Inc., 2.35%, 09/15/16	500,000	497,583
Odebrecht Drilling Norbe VIII/IX Ltd., 6.35%, 06/30/22 (b)	164,000	80,360
ONEOK Partners LP, 3.38%, 10/01/22	700,000	619,234
Pacific Rubiales Energy Corp., 5.13%, 03/28/23 (b)	400,000	146,000
Petrofac Ltd., 3.40%, 10/10/18 (b)	700,000	689,701
Pioneer Natural Resources Co.
5.88%, 07/15/16	600,000	618,118
6.65%, 03/15/17	600,000	632,868
Plains Exploration & Production Co., 6.63%, 05/01/21	600,000	541,500
Rockies Express Pipeline LLC, 6.00%, 01/15/19 (b)	950,000	961,875
Southwestern Energy Co., 4.05%, 01/23/20 (d)	400,000	385,477
Spectra Energy Partners LP, 3.50%, 03/15/25	300,000	280,262

See accompanying Notes to Financial Statements.

	Shares/Par †	Value
Targa Resources Partners LP, 6.88%, 02/01/21	50,000	50,250
Western Gas Partners LP, 4.00%, 07/01/22	1,000,000	957,427
		16,149,957
FINANCIALS - 44.3%
Alexandria Real Estate Equities Inc., 2.75%, 01/15/20	700,000	694,098
Ally Financial Inc., 2.75%, 01/30/17	950,000	954,750
American Campus Communities Operating Partnership LP, 3.75%, 04/15/23	650,000	641,162
American Express Co., 4.90%, (callable at 100 beginning 03/15/20) (e)	975,000	945,750
American Tower Corp., 4.50%, 01/15/18	2,000,000	2,099,692
ARC Properties Operating Partnership LP, 3.00%, 02/06/19	100,000	96,875
Banco do Brasil SA, 9.00%, (callable at 100 beginning 06/18/24) (b) (e)	1,200,000	828,000
Banco Espirito Santo SA
5.88%, 11/09/15, EUR	500,000	549,075
2.63%, 05/08/17, EUR	500,000	509,923
5.00%, 05/23/19, EUR	700,000	706,277
Banco Santander Brasil SA, 4.25%, 01/14/16 (b)	2,000,000	1,995,000
Bank of America Corp.
0.00%, 01/04/17 (f)	3,200,000	3,168,698
5.65%, 05/01/18	2,150,000	2,339,004
2.60%, 01/15/19	1,200,000	1,214,316
5.70%, 01/24/22	800,000	915,098
3.96%, 10/21/25 (g), MXN	6,000,000	401,385
Bank of America NA, 6.10%, 06/15/17	250,000	266,903
Barclays Bank Plc, 7.63%, 11/21/22	800,000	913,500
BGC Partners Inc., 5.38%, 12/09/19	1,200,000	1,253,460
Biomed Realty LP, 4.25%, 07/15/22	1,200,000	1,159,627
Blackstone Holdings Finance Co. LLC, 5.00%, 06/15/44 (b)	1,000,000	1,023,071
BNP Paribas SA, 7.37%, (callable at 100 beginning 08/19/25) (b) (e)	1,000,000	1,035,000
BPCE SA, 5.70%, 10/22/23 (b)	1,400,000	1,498,834
Cantor Fitzgerald LP, 7.88%, 10/15/19 (b)	1,200,000	1,312,465
Citigroup Inc., 5.95%, (callable at 100 beginning 05/15/25) (e)	2,375,000	2,291,875
CME Group Inc., 3.00%, 03/15/25	1,000,000	994,715
Columbia Property Trust Operating Partnership LP, 4.15%, 04/01/25	500,000	497,753
Compass Bank, 2.75%, 09/29/19	1,200,000	1,190,566
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, 8.38%, (callable at 100 beginning 07/26/16) (e)	3,100,000	3,224,056
Countrywide Financial Corp., 6.25%, 05/15/16	400,000	410,689
Credit Agricole SA
7.88% (callable at 100 beginning 01/23/24) (e)	600,000	614,978
8.12%, 09/19/33	350,000	386,750
Credit Suisse, 3.00%, 10/29/21	1,800,000	1,811,925
Credit Suisse Group Funding Guernsey Ltd., 2.75%, 03/26/20 (b)	800,000	797,058
Credit Suisse Group Guernsey I Ltd., 7.88%, 02/24/41 (h)	1,200,000	1,244,314
Depository Trust & Clearing Corp., 4.88%, (callable at 100 beginning 06/15/20) (b) (e)	750,000	753,750
Discover Bank, 3.10%, 06/04/20	500,000	505,937
Eksportfinans ASA, 2.38%, 05/25/16	500,000	501,250
EPR Properties, 4.50%, 04/01/25	300,000	287,605
Fidelity National Financial Inc., 5.50%, 09/01/22	900,000	955,315
First American Financial Corp.
4.30%, 02/01/23	1,100,000	1,097,053
4.60%, 11/15/24	1,200,000	1,223,389
Ford Motor Credit Co. LLC
6.63%, 08/15/17	500,000	538,862
3.16%, 08/04/20	2,700,000	2,729,511
General Electric Capital Corp.
5.50%, 09/15/67 (a), EUR	400,000	459,873
6.37%, 11/15/67 (a)	2,481,000	2,649,708
General Motors Financial Co. Inc.
3.25%, 05/15/18	200,000	202,434
3.15%, 01/15/20	100,000	99,701
3.20%, 07/13/20	1,400,000	1,389,181
3.45%, 04/10/22	300,000	293,586
Goldman Sachs Group Inc., 6.25%, 09/01/17	400,000	434,623
Goodman Funding Pty Ltd., 6.38%, 11/12/20 (b)	800,000	916,903
HBOS Plc, 6.75%, 05/21/18 (b)	2,700,000	2,975,411
HSBC Capital Funding LP, 10.18%, (callable at 50 beginning 06/30/30) (b) (e)	400,000	604,000
HSBC Holdings Plc
6.37% (callable at 100 beginning 09/17/24) (e) (h)	1,200,000	1,188,612
4.25%, 08/18/25	200,000	201,299
6.50%, 09/15/37	200,000	243,568
HSBC USA Inc., 2.75%, 08/07/20	1,400,000	1,408,180
Industrial & Commercial Bank of China Ltd., 2.35%, 11/13/17	2,100,000	2,115,124
ING Bank NV, 5.80%, 09/25/23 (b)	1,000,000	1,099,720
International Lease Finance Corp., 6.75%, 09/01/16 (b)	4,000,000	4,151,664
JPMorgan Chase & Co.
5.30% (callable at 100 beginning 05/01/20) (e)	125,000	125,375
6.10% (callable at 100 beginning 10/01/24) (e)	500,000	510,000
JPMorgan Chase Bank NA, 6.00%, 07/05/17	1,000,000	1,073,700
KBC Bank NV, 8.00%, 01/25/23	600,000	662,250
LBG Capital No.1 Plc, 8.00%, (callable at 100 beginning 06/15/20) (b) (e) (h)	400,000	450,000
LBG Capital No.2 Plc
15.00%, 12/21/19 (h), GBP	200,000	430,752
15.00%, 12/21/19 (h), EUR	500,000	804,092
Moody’s Corp., 4.88%, 02/15/24	2,695,000	2,871,118
Nordea Bank AB
6.13% (callable at 100 beginning 09/23/24) (b) (c) (e)	1,450,000	1,431,875
4.88%, 05/13/21 (b)	1,400,000	1,509,150
Omega Healthcare Investors Inc., 4.95%, 04/01/24	500,000	508,531
RCI Banque SA, 3.50%, 04/03/18 (b)	1,100,000	1,125,297
Rio Oil Finance Trust, 6.25%, 07/06/24 (b) (c)	2,350,000	1,921,125
Santander Holdings USA Inc., 4.50%, 07/17/25	1,300,000	1,321,449
SL Green Realty Corp., 4.50%, 12/01/22	1,500,000	1,530,362
Sydney Airport Finance Co. Pty Ltd., 5.13%, 02/22/21 (b) (d)	1,560,000	1,701,494
Synchrony Financial
1.53%, 02/03/20 (a)	700,000	691,443
2.70%, 02/03/20	350,000	345,191
4.50%, 07/23/25	800,000	810,759

See accompanying Notes to Financial Statements.

	Shares/Par †	Value
UBS AG, 7.25%, 02/22/22	400,000	421,899
WEA Finance LLC, 3.75%, 09/17/24 (c) (g) (i)	600,000	598,798
Wells Fargo & Co.
5.87% (callable at 100 beginning 06/15/25) (e)	550,000	581,735
3.30%, 09/09/24	200,000	199,848
WP Carey Inc., 4.00%, 02/01/25	800,000	766,796
		91,405,940
HEALTH CARE - 4.3%
AbbVie Inc., 3.20%, 11/06/22	800,000	792,303
Actavis Funding SCS, 3.00%, 03/12/20	525,000	527,809
Amgen Inc.
4.10%, 06/15/21	200,000	214,185
3.63%, 05/15/22	700,000	718,813
3.63%, 05/22/24	1,500,000	1,524,830
3.13%, 05/01/25	200,000	192,131
Baxalta Inc., 2.88%, 06/23/20 (b)	1,200,000	1,198,866
Boston Scientific Corp., 2.65%, 10/01/18	500,000	505,328
HCA Inc., 3.75%, 03/15/19	1,000,000	1,017,300
Mylan Inc., 1.80%, 06/24/16	700,000	699,534
Zimmer Holdings Inc.
3.15%, 04/01/22	400,000	397,091
3.55%, 04/01/25	1,100,000	1,082,855
		8,871,045
INDUSTRIALS - 4.6%
ADT Corp.
3.50%, 07/15/22	100,000	93,750
4.13%, 06/15/23 (c)	600,000	577,500
Aviation Capital Group Corp.
3.88%, 09/27/16 (b)	1,700,000	1,721,250
4.63%, 01/31/18 (b)	1,400,000	1,443,750
7.13%, 10/15/20 (b)	1,000,000	1,162,500
AWAS Aviation Capital Ltd., 7.00%, 10/17/16 (b) (j)	206,500	206,500
Masco Corp.
6.13%, 10/03/16 (c)	1,450,000	1,509,813
7.13%, 03/15/20	1,000,000	1,162,500
Odebrecht Offshore Drilling Finance Ltd., 6.75%, 10/01/22 (b) (j)	362,440	121,236
USG Corp.
9.75%, 01/15/18 (j)	500,000	561,250
7.88%, 03/30/20 (b)	800,000	844,000
		9,404,049
INFORMATION TECHNOLOGY - 0.7%
Fidelity National Information Services Inc., 3.88%, 06/05/24	800,000	766,442
KLA-Tencor Corp.
4.13%, 11/01/21	200,000	200,897
4.65%, 11/01/24	200,000	201,468
Lender Processing Services Inc., 5.75%, 04/15/23	219,000	230,022
		1,398,829
MATERIALS - 0.6%
Cemex SAB de CV, 5.88%, 03/25/19 (b) (c)	700,000	707,700
Goldcorp Inc., 3.63%, 06/09/21	350,000	343,300
West Fraser Timber Co. Ltd., 4.35%, 10/15/24 (g) (i)	200,000	191,461
		1,242,461
TELECOMMUNICATION SERVICES - 2.8%
AT&T Inc.
2.45%, 06/30/20	2,100,000	2,081,768
3.00%, 06/30/22 (c)	1,200,000	1,177,339
4.80%, 06/15/44	600,000	558,501
Verizon Communications Inc., 5.01%, 08/21/54	2,242,000	2,065,133
		5,882,741
UTILITIES - 1.4%
Duquesne Light Holdings Inc., 5.90%, 12/01/21 (b)	1,035,000	1,168,457
MidAmerican Energy Holdings Co., 5.95%, 05/15/37	1,500,000	1,769,934
		2,938,391
Total Corporate Bonds and Notes (cost $152,996,365)		151,114,989

	Shares/Par/Contracts †	Value
VARIABLE RATE SENIOR LOAN INTERESTS - 0.4%

INDUSTRIALS - 0.4%
AABS Ltd. Term Loan A, 4.88%, 01/10/38 (a) (g) (i) (o)	828,125	833,758
Total Variable Rate Senior Loan Interests (cost $835,513)		833,758

GOVERNMENT AND AGENCY OBLIGATIONS - 18.2%

GOVERNMENT SECURITIES - 18.2%
Municipals - 1.2%
Metropolitan Transportation Authority, 6.81%, 11/15/40	1,000,000	1,302,080
Triborough Bridge & Tunnel Authority, 5.50%, 11/15/39	1,000,000	1,186,530
		2,488,610
Sovereign - 1.6%
Hellenic Republic Government Bond, 3.00%, 02/24/23 - 02/24/42 (j), EUR	1,725,000	1,170,086
Slovenia Government International Bond, 4.13%, 02/18/19 (b)	2,000,000	2,121,600
		3,291,686
Treasury Inflation Index Securities - 2.6%
U.S. Treasury Inflation Indexed Note, 2.00%, 01/15/26 (k) (l) (m)	4,682,808	5,264,136
U.S. Treasury Securities - 12.8%
U.S. Treasury Bond Principal Only, 0.00%, 08/15/43 (f) (l) (m)	20,000,000	8,711,700
U.S. Treasury Note, 2.00%, 08/15/25 (m)	18,000,000	17,769,024
		26,480,724
Total Government and Agency Obligations (cost $37,512,976)		37,525,156

TRUST PREFERREDS - 0.1%

UTILITIES - 0.1%
SCE Trust III, 5.75%, (callable at 25 beginning 03/15/24) (e)	4,000	111,400
Total Trust Preferreds (cost $101,040)		111,400

PURCHASED OPTIONS - 0.3%
Call Swaption, 3-Month LIBOR versus 1.00% fixed, Expiration 01/11/16, GSB (g)	870	218,458
Call Swaption, 3-Month LIBOR versus 1.05% fixed, Expiration 01/06/16, MSC (g)	144	44,374
Put Swaption, 3-Month LIBOR versus 2.93% fixed, Expiration 08/13/18, DUB (g)	12	105,560
Put Swaption, 3-Month LIBOR versus 3.02% fixed, Expiration 12/18/17, MSC (g)	20	134,602

See accompanying Notes to Financial Statements.

	Shares/Par/Contracts †	Value
Put Swaption, 3-Month LIBOR versus 3.19% fixed, Expiration 09/17/18, MSC (g)	31	213,509
Total Purchased Options (cost $794,418)		716,503

SHORT TERM INVESTMENTS - 5.6%
Certificates of Deposit - 1.1%
Banco Bilbao Vizcaya Argentaria, 1.17%, 05/16/16 (a)	$1,250,000	1,247,304
Intesa Sanpaolo SpA, 1.70%, 04/11/16 (a)	1,000,000	1,001,162
		2,248,466
Securities Lending Collateral - 3.4%
Fidelity Institutional Money Market Portfolio, 0.16% (n)	4,000,000	4,000,000
Repurchase Agreement with HSB, 0.06% (Collateralized by $324,032 U.S. Treasury Note Strip, due 11/15/15-08/15/22, value $299,228, $295,694 U.S. Treasury Inflation Indexed Note, 1.13%, due 01/15/21, value $335,567, and $758,083 U.S. Treasury Bond Strip, due 08/15/27-08/15/45, value $385,210) acquired on 10/30/15, due 11/02/15 at $1,000,005	$1,000,000	1,000,000
Repurchase Agreement with MLP, 0.07% (Collateralized by $2,072,574 U.S. Treasury Note, 1.00-2.25%, due 09/15/18-03/31/21, value $2,101,256) acquired on 10/30/15, due 11/02/15 at $2,060,067	2,060,055	2,060,055
		7,060,055
Treasury Securities - 1.1%
U.S. Treasury Bill
0.14%, 01/07/16 (l)	$622,000	621,922
0.16%, 01/14/16 (l)	283,000	282,950
0.14%, 01/28/16 (l)	96,000	95,981
0.00%, 02/04/16 (l)	320,000	319,908
0.10%, 02/11/16 (l)	1,095,000	1,094,747
0.00%, 02/25/16	2,000	2,000
		2,417,508
Total Short Term Investments (cost $11,727,445)		11,726,029

Total Investments - 109.5% (cost $228,159,434)		226,131,486
Other Assets and Liabilities, Net - (9.5%)		(19,634,911)
Total Net Assets - 100.0%		$206,496,575

(a)	Variable rate security. Rate stated was in effect as of October 31, 2015.
(b)

The Sub-Adviser has deemed this security which is exempt from registration under the Securities Act of 1933, as amended (“1933 Act”), to be liquid based on procedures approved by the Trust’s Board of Trustees. As of October 31, 2015, the aggregate value of these liquid securities was $50,752,117 which represented 24.6% of net assets.

(c)	All or a portion of the security was on loan.
(d)	The interest rate for this security is inversely affected by upgrades or downgrades to the credit rating of the issuer.
(e)	Perpetual security.
(f)	Security issued with a zero coupon. Income is recognized through the accretion of discount.
(g)	The Sub-Adviser has deemed this security to be illiquid based on procedures approved by the Trust’s Board of Trustees.
(h)	Convertible security.
(i)	Security is restricted to resale to institutional investors. See Restricted Securities in these Schedules of Investments.
(j)

Security is a “step-up” bond where the coupon may increase or step up at a future date or as the result of an upgrade or downgrade to the credit rating of the issuer. Rate stated was the coupon as of October 31, 2015.

(k)	Treasury inflation indexed note, par amount is adjusted for inflation.
(l)	All or a portion of the securities is pledged or segregated as collateral.
(m)	All or a portion of the investment was purchased or sold on a delayed delivery basis. As of October 31, 2015, the total cost of investments purchased on a delayed delivery basis was $14,611,076.
(n)	Yield changes daily to reflect current market conditions. Rate was the quoted yield as of October 31, 2015.
(o)

Security fair valued in good faith in accordance with the procedures approved by the Trust’s Board of Trustees. Good faith fair valued securities may be classified as Level 2 or Level 3 for Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 820 “Fair Value Measurement” based on the applicable valuation inputs. See FASB ASC Topic 820 “Fair Value Measurements” in the Notes to Financial Statements.

Investments by Country*	Percentage of Total Long-Term Investments
Australia	1.7%
Belgium	0.3
Brazil	1.4
Canada	0.5
China	2.6
Colombia	0.1
France	2.3
Greece	0.5
Ireland	0.1
Luxembourg	0.2
Mexico	0.3
Netherlands	2.0
Norway	0.2
Portugal	0.8
Russian Federation	1.2
Slovenia	1.0
Sweden	1.4
Switzerland	2.0
United Kingdom	4.7
United States	76.7
Total Long-Term Investments	100.0%

*       The country table is presented for this Fund because its strategy includes investment in non-U.S. securities as deemed significant by the Fund’s Adviser.

See accompanying Notes to Financial Statements.

Restricted Securities - The Fund invests in securities that are restricted under the 1933 Act or which are subject to legal, contractual, or other agreed upon restrictions on resale.  Restricted securities are often purchased in private placement transactions and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act.  As of October 31, 2015, the Fund held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act which are deemed to be liquid, as follows:

	Initial Acquisition Date	Cost	Ending Value	Percent of Net Assets
AABS Ltd. Term Loan A, 4.88%, 01/10/38	01/28/2013	$835,513	$833,758	0.4%
WEA Finance LLC, 3.75%, 09/17/24	09/11/2014	597,979	598,798	0.3
West Fraser Timber Co. Ltd., 4.35%, 10/15/24	10/08/2014	200,000	191,461	0.1
		$1,633,492	$1,624,017	0.8%

Schedule of Written Options

	Expiration Date	Exercise Price	Contracts	Value
Index Options
CDX.NA.IG.24 Put Option, CGM	11/18/2015	1.00	27	$(202)
iTraxx Europe Main Series 23 Call Option, CGM	11/18/2015	0.60	15	(297)
			42	$(499)
Interest Rate Swaptions
Put Swaption, 3-Month LIBOR versus 2.80% fixed, MSC	12/18/2017	N/A	88	$(112,949)
Put Swaption, 3-Month LIBOR versus 2.90% fixed, DUB	08/13/2018	N/A	53	(88,795)
Put Swaption, 3-Month LIBOR versus 3.00% fixed, MSC	09/17/2018	N/A	136	(217,352)
			277	$(419,096)

Summary of Written Options

	Contracts/ Notional	Premiums
Options outstanding at October 31, 2014	8,601,659	$1,431,809
Options written during the year	2,452	2,115,647
Options closed during the year	(7,103,278)	(2,750,922)
Options expired during the year	(1,500,514)	(212,838)
Options outstanding at October 31, 2015	319	$583,696

Schedule of Open Futures Contracts

	Expiration	Contracts Long / (Short)	Unrealized Appreciation / (Depreciation)
90-Day Eurodollar Future	June 2016	(85)	$(69,918)
90-Day Eurodollar Future	December 2016	(77)	(32,799)
90-Day Eurodollar Future	March 2017	(42)	14,171
90-Day Eurodollar Future	June 2017	(147)	(80,425)
Ultra Long Term U.S. Treasury Bond Future	December 2015	48	66,340
			$(102,631)

Schedule of Open Forward Foreign Currency Contracts

Purchased/ Sold	Settlement Date	Counter- Party	Notional Amount		Value	Unrealized Gain/(Loss)
AUD/USD	11/12/2015	BNP	AUD	913,000	$650,759	$(10,273)
AUD/USD	11/12/2015	CIT	AUD	1,257,000	895,952	(12,883)
AUD/USD	11/12/2015	GSC	AUD	378,000	269,427	(1,792)
BRL/USD	12/02/2015	BOA	BRL	169,113	43,414	414
BRL/USD	11/04/2015	BOA	BRL	500,922	129,844	1,844
BRL/USD	12/02/2015	CIT	BRL	2,875,945	738,302	4,998
BRL/USD	11/04/2015	DUB	BRL	3,196,170	828,480	32,873
BRL/USD	01/04/2017	DUB	BRL	4,658,675	1,053,240	(586,561)

See accompanying Notes to Financial Statements.

Purchased/ Sold	Settlement Date	Counter- Party	Notional Amount		Value	Unrealized Gain/(Loss)
BRL/USD	11/04/2015	MSC	BRL	532,198	$137,951	$5,951
CNY/USD	11/16/2015	BNP	CNY	5,732,963	906,802	7,802
CNY/USD	11/16/2015	BOA	CNY	14,003,409	2,214,967	23,967
CNY/USD	11/16/2015	GSC	CNY	10,932,292	1,729,198	31,199
EUR/USD	11/03/2015	BNP	EUR	7,360,000	8,093,426	(115,064)
EUR/USD	11/03/2015	BOA	EUR	6,815,000	7,494,117	(9,198)
EUR/USD	11/03/2015	CIT	EUR	276,000	303,503	(11,438)
EUR/USD	11/03/2015	CSI	EUR	708,000	778,552	(17,121)
EUR/USD	12/02/2015	CSI	EUR	237,000	260,711	(1,348)
GBP/USD	11/03/2015	BOA	GBP	2,824,000	4,353,456	26,806
GBP/USD	11/12/2015	CIT	GBP	2,376,000	3,662,637	12,051
GBP/USD	11/12/2015	UBS	GBP	237,000	365,339	5,608
INR/USD	11/18/2015	CIT	INR	108,689,772	1,658,797	(12,068)
JPY/USD	11/12/2015	BOA	JPY	40,700,000	337,310	(1,133)
JPY/USD	11/12/2015	CIT	JPY	46,200,000	382,892	(3,788)
JPY/USD	11/12/2015	MSC	JPY	85,300,000	706,942	(4,649)
JPY/USD	11/04/2015	UBS	JPY	455,727,183	3,776,674	(7,326)
KRW/USD	01/21/2016	CIT	KRW	341,847,000	299,075	2,075
KRW/USD	01/21/2016	MSC	KRW	78,968,499	69,088	88
KRW/USD	01/21/2016	MSC	KRW	259,447,153	226,985	(2,015)
MXN/USD	12/18/2015	BCL	MXN	1,714,000	103,424	202
MXN/USD	12/18/2015	BNP	MXN	8,896,757	536,836	14,035
MXN/USD	12/18/2015	BOA	MXN	1,957,000	118,087	3,060
MYR/USD	01/19/2016	BCL	MYR	206,818	47,898	(102)
MYR/USD	01/19/2016	CSI	MYR	1,445,488	334,766	(9,233)
MYR/USD	01/19/2016	GSC	MYR	726,616	168,280	(2,720)
SGD/USD	12/10/2015	GSC	SGD	401,921	286,535	(1,465)
SGD/USD	12/10/2015	MSC	SGD	366,161	261,042	42
TWD/USD	12/04/2015	BCL	TWD	8,888,834	273,824	(176)
TWD/USD	12/04/2015	GSC	TWD	2,435,166	75,016	16
TWD/USD	12/04/2015	GSC	TWD	6,631,068	204,272	(728)
USD/AUD	11/12/2015	BNP	AUD	(3,087,000)	(2,200,321)	(22,970)
USD/BRL	01/04/2017	BNP	BRL	(4,658,675)	(1,053,240)	586,561
USD/BRL	11/04/2015	BOA	BRL	(500,922)	(129,844)	(34)
USD/BRL	11/04/2015	DUB	BRL	(3,196,169)	(828,479)	(38,717)
USD/BRL	01/05/2016	MSC	BRL	(3,025,495)	(768,715)	94,085
USD/BRL	11/04/2015	MSC	BRL	(532,198)	(137,951)	(37)
USD/CNY	11/16/2015	CSI	CNY	(57,972,980)	(9,169,783)	(227,476)
USD/EUR	12/02/2015	BOA	EUR	(6,815,000)	(7,496,826)	9,562
USD/EUR	11/03/2015	CSI	EUR	(7,356,000)	(8,089,028)	124,196
USD/EUR	11/03/2015	UBS	EUR	(7,803,000)	(8,580,571)	152,741
USD/GBP	12/02/2015	BOA	GBP	(2,824,000)	(4,352,743)	(26,818)
USD/GBP	11/03/2015	MSC	GBP	(2,824,000)	(4,353,456)	(73,326)
USD/GBP	11/12/2015	UBS	GBP	(129,000)	(198,855)	(2,706)
USD/INR	11/18/2015	CIT	INR	(916,810)	(13,992)	8
USD/INR	01/21/2016	UBS	INR	(108,999,158)	(1,644,123)	(3,878)
USD/JPY	11/04/2015	MSC	JPY	(455,727,183)	(3,776,674)	19,455
USD/JPY	12/02/2015	UBS	JPY	(455,727,183)	(3,777,599)	7,510
USD/KRW	01/21/2016	DUB	KRW	(2,157,181,550)	(1,887,273)	(42,582)
USD/MXN	12/18/2015	BNP	MXN	(6,012,366)	(362,790)	(11,790)
USD/MXN	12/18/2015	GSC	MXN	(5,347,173)	(322,652)	(652)
USD/MYR	01/19/2016	GSC	MYR	(7,987,564)	(1,849,873)	(27,268)
USD/SGD	12/10/2015	CIT	SGD	(2,580,429)	(1,839,627)	(44,109)
USD/TWD	12/04/2015	GSC	TWD	(59,965,012)	(1,847,243)	(28,744)
					$(19,903,838)	$(195,039)

See accompanying Notes to Financial Statements.

Schedule of Interest Rate Swap Agreements

Counterparty	Floating Rate Index	Fund Paying / Receiving Floating Rate	Fixed Rate	Expiration Date	Notional Amount(1)		Premiums Paid / (Received)	Unrealized Depreciation
Over the Counter Interest Rate Swap Agreements
BNP	Brazil Interbank Deposit Rate	Paying	13.73%	01/02/2018	BRL	16,400,000	$5,163	$(136,242)
CSI	Brazil Interbank Deposit Rate	Paying	14.72%	01/02/2018	BRL	1,300,000	239	(5,222)
DUB	Brazil Interbank Deposit Rate	Paying	12.56%	01/04/2021	BRL	14,000,000	(6,627)	(271,703)
GSB	Brazil Interbank Deposit Rate	Paying	14.72%	01/02/2018	BRL	5,600,000	(1,361)	(20,105)
GSB	Brazil Interbank Deposit Rate	Paying	13.45%	01/04/2021	BRL	7,300,000	14,660	(124,847)
DUB	US CPURNSA	Receiving	1.54%	11/07/2016	300,000		—	(6,046)
MSC	US CPURNSA	Receiving	1.53%	11/07/2016	300,000		23	(6,023)
MSC	US CPURNSA	Receiving	1.53%	11/07/2016	700,000		—	(14,000)
							$12,097	$(584,188)

Counterparty	Floating Rate Index	Fund Paying / Receiving Floating Rate	Fixed Rate	Expiration Date	Notional Amount(1)		Unrealized Appreciation / (Depreciation)
Centrally Cleared Interest Rate Swap Agreements
N/A	3-Month LIBOR	Receiving	1.30%	05/06/2017	$10,700,000		$(47,396)
N/A	3-Month LIBOR	Receiving	2.25%	03/16/2019	16,900,000		(203,448)
N/A	3-Month LIBOR	Receiving	2.91%	08/20/2019	30,400,000		(283,614)
N/A	6-Month Euribor	Receiving	1.50%	03/16/2046	EUR	600,000	121,274
N/A	6-Month Euribor	Receiving	1.00%	03/16/2026	EUR	1,100,000	(13,420)
N/A	6-Month Euribor	Receiving	0.35%	09/10/2017	EUR	9,600,000	(73,547)
N/A	British Bankers’ Association Yen LIBOR	Receiving	1.00%	09/20/2024	JPY	110,000,000	(19,461)
N/A	British Bankers’ Association Yen LIBOR	Paying	1.00%	09/18/2023	JPY	245,000,000	(95,355)
N/A	Mexican Interbank Rate	Paying	6.80%	12/26/2023	MXN	14,400,000	15,050
N/A	Mexican Interbank Rate	Paying	5.61%	07/07/2021	MXN	17,400,000	14,340
N/A	Mexican Interbank Rate	Paying	5.63%	10/11/2021	MXN	55,600,000	6,933
							$(578,644)

Schedule of Credit Default Swap Agreements

Counterparty	Reference Obligation	Implied Credit Spread(4)	Fixed Received / Pay Rate(7)	Expiration Date	Notional Amount(1),(6)	Value(5)	Premiums Paid / (Received)	Unrealized Appreciation / (Depreciation)
Over the Counter Credit Default Swap Agreements
Credit default swap agreements - purchase protection (2)
GSC	Darden Restaurants Inc., 6.20%, 10/15/2017	N/A	1.00%	06/20/2020	$700,000	$(5,936)	$(1,013)	$(4,923)

Credit default swap agreements - sell protection (3)
GSC	Chesapeake Energy Corp., 6.63%, 08/15/2020	16.43%	5.00%	09/20/2020	$(700,000)	$(223,655)	$(66,567)	$(157,088)
CSI	CMBX.NA.AAA.8	N/A	0.50%	10/17/2057	(1,100,000)	(50,191)	(53,402)	3,211
GSI	Community Health Systems Inc., 8.00%, 11/15/2019	5.15%	5.00%	03/20/2021	(500,000)	(584)	36,014	(36,598)
MSS	Domtar Corporation, 7.13%, 08/15/2015	0.83%	1.00%	03/20/2019	(500,000)	3,363	(11,395)	14,758
CSI	Encana Corp., 4.75%, 10/15/2013	1.42%	1.00%	03/20/2018	(2,000,000)	(17,616)	(26,492)	8,876
BBP	Ford Motor Co., 6.50%, 08/01/2018	0.21%	5.00%	12/20/2015	(1,050,000)	13,104	87,912	(74,808)
MSC	Freeport-McMoran Inc., 3.55%, 03/01/2022	5.67%	1.00%	09/20/2020	(600,000)	(112,108)	(58,480)	(53,628)
BOA	Gazprom OAO, 1.00%, 06/20/2020	3.58%	1.00%	06/20/2020	(200,000)	(21,190)	(32,847)	11,657
GSC	Hellenic Republic, 2.00%, 02/24/2023	N/A	1.00%	12/20/2015	(700,000)	(21,953)	(32,098)	10,145
MSC	Italian Republic, 6.88%, 09/27/2023	0.97%	1.00%	06/20/2020	(4,800,000)	12,570	(4,710)	17,280
MSC	MCDX.NA.24	N/A	1.00%	06/20/2025	(875,000)	(23,555)	(29,616)	6,061
GSC	Morgan Stanley, 3.75%, 02/25/2023	0.78%	1.00%	06/20/2020	(1,200,000)	13,126	9,849	3,277
BCL	People’s Republic of China, 7.50%, 10/28/2027	1.00%	1.00%	09/20/2020	(250,000)	296	(60)	356
BNP	People’s Republic of China, 7.50%, 10/28/2027	1.00%	1.00%	09/20/2020	(200,000)	237	(48)	285
BOA	People’s Republic of China, 7.50%, 10/28/2027	1.00%	1.00%	09/20/2020	(250,000)	296	(240)	536
CGM	People’s Republic of China, 7.50%, 10/28/2027	1.00%	1.00%	09/20/2020	(200,000)	237	(96)	333
DUB	People’s Republic of China, 7.50%, 10/28/2027	1.00%	1.00%	09/20/2020	(1,000,000)	1,185	2,932	(1,747)
GSC	People’s Republic of China, 7.50%, 10/28/2027	1.00%	1.00%	09/20/2020	(200,000)	237	(511)	748
BNP	Petrobras International Finance Co., 8.38%, 12/10/2018	7.53%	1.00%	09/20/2019	(1,200,000)	(252,965)	(65,933)	(187,032)
BNP	Petrobras International Finance Co., 8.38%, 12/10/2018	7.51%	1.00%	06/20/2019	(1,000,000)	(199,247)	(76,887)	(122,360)

See accompanying Notes to Financial Statements.

Counterparty	Reference Obligation	Implied Credit Spread(4)	Fixed Received / Pay Rate(7)	Expiration Date	Notional Amount(1),(6)	Value(5)	Premiums Paid / (Received)	Unrealized Appreciation / (Depreciation)
Over the Counter Credit Default Swap Agreements (continued)
Credit default swap agreements - sell protection (3) (continued)
GSC	Petrobras International Finance Co., 8.38%, 12/10/2018	7.53%	1.00%	09/20/2019	$(400,000)	$(84,322)	$(23,215)	$(61,107)
DUB	Republic of Colombia, 10.38%, 01/28/2033	0.69%	1.00%	03/20/2016	(250,000)	592	1,503	(911)
GSI	Republic of Colombia, 10.38%, 01/28/2033	0.69%	1.00%	03/20/2016	(750,000)	1,776	4,509	(2,733)
GSC	Russian Federation, 7.50%, 03/31/2030	2.73%	1.00%	09/20/2020	(200,000)	(15,201)	(30,009)	14,808
DUB	UK Gilt Treasury Bond, 4.25%, 06/07/2032	0.03%	1.00%	12/20/2016	(3,000,000)	36,906	10,972	25,934
BOA	United Mexican States, 5.95%, 03/19/2019	1.11%	1.00%	03/20/2019	(500,000)	(1,185)	3,548	(4,733)
BOA	United Mexican States, 5.95%, 03/19/2019	1.03%	1.00%	12/20/2018	(200,000)	32	(539)	571
CGM	United Mexican States, 5.95%, 03/19/2019	1.45%	1.00%	09/20/2020	(1,200,000)	(23,945)	(22,116)	(1,829)
CSI	United Mexican States, 5.95%, 03/19/2019	1.45%	1.00%	09/20/2020	(1,200,000)	(23,945)	(21,580)	(2,365)
DUB	United Mexican States, 5.95%, 03/19/2019	1.11%	1.00%	03/20/2019	(2,950,000)	(6,996)	22,428	(29,424)
DUB	United Mexican States, 5.95%, 03/19/2019	1.03%	1.00%	12/20/2018	(500,000)	82	1,708	(1,626)
GSC	United Mexican States, 5.95%, 03/19/2019	1.45%	1.00%	09/20/2020	(100,000)	(1,995)	(1,798)	(197)
GSI	United Mexican States, 5.95%, 03/19/2019	1.03%	1.00%	12/20/2018	(2,000,000)	326	1,172	(846)
MSS	United Mexican States, 5.95%, 03/19/2019	1.11%	1.00%	03/20/2019	(1,150,000)	(2,727)	5,021	(7,748)
					$(32,925,000)	$(999,015)	$(371,071)	$(627,944)

Counterparty	Reference Obligation	Fixed Rate(7)	Expiration Date	Notional Amount(1),(6)	Value(5)	Unrealized Appreciation
Centrally Cleared Credit Default Swap Agreements
Credit default swap agreements - sell protection (3)
N/A	CDX.NA.IG.25	1.00%	12/20/2020	$(53,500,000)	$552,495	$199,858
N/A	iTraxx Europe Crossover Series 24	1.00%	12/20/2025	(1,869,406)	(13,628)	29,232
				$(55,369,406)	$538,867	$229,090

(1)Notional amount is stated in USD unless otherwise noted.

(2) If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the referenced obligation agreement and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay the buyer of protection an amount equal to the notional amount of the referenced obligation and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the reference obligation or underlying securities comprising the referenced index.

(4)Implied credit spreads, represented in absolute terms, utilized in determining the value of credit default swap agreements on corporate issues and sovereign issues serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative.  The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement.  Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the applicable agreement.

(5)The prices and resulting values for credit default swap agreements on credit indices or corporate issues for which an implied credit spread is not available serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs is limited to the total notional amount which is defined under the terms of each swap agreement.

(7)If the Fund is a buyer of protection, the Fund pays the fixed rate.  If the Fund is a seller of protection, the Fund receives the fixed rate.

See accompanying Notes to Financial Statements.

Curian Series Trust

Schedules of Investments

October 31, 2015

Curian/PIMCO Total Return Fund

	Shares/Par †	Value
NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES - 21.8%
ACE Securities Corp. Home Equity Loan Trust REMIC, 1.23%, 10/25/34 (a)	$2,403,076	$2,258,936
American Home Mortgage Assets Trust REMIC, 0.92%, 02/25/47 (a)	2,114,983	1,277,147
Asset Backed Securities Corp. Home Equity Loan Trust REMIC, 1.55%, 04/15/33 (a)	1,681,820	1,652,630
Banc of America Funding Ltd., 0.45%, 10/03/39 (a) (b)	1,392,930	1,384,249
Banc of America Funding Trust REMIC, 2.87%, 02/20/35 (a)	363,746	358,078
Bear Stearns Asset Backed Securities I Trust REMIC
0.69%, 09/25/35 (a)	6,000,000	5,135,234
0.40%, 04/25/37 (a)	1,225,698	1,200,173
Bosphorus CLO, 1.13%, 11/10/23 (a), EUR	1,780,052	1,948,546
Citigroup Mortgage Loan Trust Inc. REMIC, 2.73%, 12/25/35 (a)	77,341	76,624
Cordatus CLO I Plc, 0.28%, 01/30/24 (a), EUR	3,163,677	3,417,574
Countrywide Asset-Backed Certificates REMIC
0.95%, 06/25/34 (a)	4,787,320	4,555,637
0.42%, 04/25/35 (a)	3,800,000	2,337,360
Delta Air Lines Inc. Pass-Through Trust, 7.75%, 12/17/19	207,045	233,443
Delta Funding Corp. Home Equity Loan Trust, 2.07%, 12/25/31 (a)	4,504,933	4,186,177
Eurosail-UK 2007-4bl Plc, 1.54%, 06/13/45 (a) (c), GBP	3,000,000	4,391,970
First Horizon Mortgage Pass-Through Trust REMIC, 2.71%, 06/25/35 (a)	1,578,472	1,466,873
GoldenTree Loan Opportunities IV Ltd., 0.55%, 08/18/22 (a) (b)	1,169,137	1,156,217
GSR Mortgage Loan Trust REMIC, 2.72%, 09/25/35 (a)	1,224,998	1,245,863
Harvest CLO V SA, 0.27%, 04/05/24 (a), EUR	1,952,801	2,112,982
Impac Secured Assets Trust REMIC, 0.37%, 01/25/37 (a)	8,347,340	7,288,812
IndyMac INDX Mortgage Loan Trust REMIC, 0.45%, 01/25/16 (a)	968,246	820,246
JPMorgan Mortgage Trust REMIC, 5.50%, 04/25/36	212,865	217,384
Lehman Mortgage Trust REMIC, 6.00%, 09/25/37	996,328	952,915
Lehman XS Trust REMIC, 0.38%, 07/25/37 (a)	7,823,151	5,766,179
Mastr Asset Backed Securities Trust REMIC, 1.20%, 03/25/35 (a)	5,005,000	4,056,994
Merit Securities Corp. REMIC, 0.81%, 04/28/27 (a) (b)	55,871	50,581
Merrill Lynch/Countrywide Commercial Mortgage Trust REMIC, 5.48%, 03/12/51 (a)	1,500,000	1,561,026
Morgan Stanley Capital I Trust REMIC, 1.34%, 08/16/16 (a) (b)	2,256,420	2,247,939
Morgan Stanley Mortgage Loan Trust REMIC, 0.46%, 04/25/35 (a)	256,097	238,164
Northwest Airlines Pass-Through Trust, 7.15%, 10/01/19	3,973,519	4,176,963
Oak Hill Credit Partners, 1.53%, 05/15/23 (b)	4,800,000	4,786,608
OneMain Financial Issuance Trust, 3.19%, 01/18/18 (b)	4,800,000	4,846,704
Panhandle-Plains Higher Education Authority Inc. REMIC, 1.46%, 01/01/24 (a)	2,722,768	2,720,618
Panther CDO V BV, 0.31%, 10/15/84 (a) (c) (d), EUR	1,637,996	1,715,980
PHH Mortgage Capital LLC REMIC, 5.64%, 07/18/35 (a)	816,091	821,181
Provident Funding Mortgage Loan Trust REMIC, 2.63%, 10/25/35 (a)	836,486	831,311
Residential Accredit Loans Inc. REMIC, 0.35%, 02/25/47 (a)	2,352,069	1,270,117
Securitized Asset Backed Receivables LLC Trust REMIC, 0.64%, 08/25/35 (a)	5,900,000	3,714,222
SG Mortgage Securities Trust REMIC, 0.41%, 10/25/36 (a)	6,703,000	3,477,144
SLM Private Education Loan Trust, 1.30%, 01/15/16 (a) (b)	1,756,199	1,756,371
Soundview Home Loan Trust REMIC
0.44%, 07/25/36 (a)	1,900,000	1,197,763
0.33%, 12/25/36 (a)	447,674	429,455
Structured Asset Mortgage Investments II Trust REMIC, 0.32%, 08/25/36 (a)	1,788,066	1,380,573
Sunrise Srl, 0.47%, 08/27/31 (a), EUR	1,117,344	1,227,814
Washington Mutual Mortgage Pass-Through Certificates REMIC, 1.42%, 11/25/42 (a)	3,891,814	3,641,020
Wells Fargo Mortgage Backed Securities Trust REMIC, 2.70%, 07/25/36 (a)	1,150,149	1,133,179
Total Non-U.S. Government Agency Asset- Backed Securities (cost $98,566,872)		102,722,976

CORPORATE BONDS AND NOTES - 19.7%

CONSUMER STAPLES - 0.8%
CVS Health Corp., 3.88%, 07/20/25	2,800,000	2,881,155
Philip Morris International Inc., 3.25%, 11/10/24 (e)	700,000	709,611
		3,590,766
ENERGY - 1.4%
Canadian Natural Resources Ltd., 0.70%, 03/30/16 (a)	4,900,000	4,886,716
Petrobras Global Finance BV
2.00%, 05/20/16	100,000	98,550
2.69%, 03/17/17 (a)	200,000	188,750
3.25%, 03/17/17 (e)	1,000,000	953,000
Petrobras International Finance Co., 3.50%, 02/06/17 (e)	300,000	289,950
		6,416,966
FINANCIALS - 14.1%
Ally Financial Inc., 2.75%, 01/30/17	5,800,000	5,829,000
American International Group Inc., 8.17%, 05/15/58	2,000,000	2,640,000
Banca Monte dei Paschi di Siena SpA, 3.63%, 04/01/19, EUR	900,000	1,000,572
Banco Santander Brasil SA, 4.25%, 01/14/16 (b)	1,000,000	997,500
Bank of America Corp., 0.65%, 05/23/17 (a), EUR	1,200,000	1,312,602
Barclays Bank Plc, 7.75%, 04/10/23 (a) (f)	1,799,000	1,954,164
Cantor Fitzgerald LP, 6.50%, 06/17/22 (c) (d)	1,600,000	1,675,557
CIT Group Inc.
5.50%, 02/15/19 (b)	3,600,000	3,825,000
3.88%, 02/19/19	1,200,000	1,217,850

See accompanying Notes to Financial Statements.

	Shares/Par †	Value
Credit Suisse Group Funding Guernsey Ltd., 3.75%, 03/26/25 (b)	2,500,000	2,445,227
Depository Trust & Clearing Corp., 4.88%, (callable at 100 beginning 06/15/20) (b) (g)	2,000,000	2,010,000
Export-Import Bank of Korea, 2.63%, 12/30/20 (e)	4,700,000	4,755,164
General Motors Financial Co. Inc., 3.15%, 01/15/20	1,300,000	1,296,117
Goldman Sachs Group Inc., 3.75%, 05/22/25	1,300,000	1,309,985
HBOS Plc
1.03%, 09/06/17 (a)	2,571,000	2,552,561
6.75%, 05/21/18 (b)	900,000	991,804
ICICI Bank Ltd., 5.75%, 11/16/20	2,700,000	3,019,831
Industrial Bank of Korea, 3.75%, 09/29/16 (b)	1,500,000	1,532,267
JPMorgan Chase & Co., 1.07%, 05/30/17 (a), GBP	2,400,000	3,646,174
Lloyds Bank Plc, 12.00%, (callable at 100 beginning 12/16/24) (c) (d) (g)	1,900,000	2,717,000
Merrill Lynch & Co. Inc.
6.40%, 08/28/17 (e)	5,700,000	6,175,671
6.88%, 04/25/18	2,100,000	2,343,967
Springleaf Finance Corp., 6.90%, 12/15/17	6,300,000	6,630,750
Wells Fargo & Co., 7.98%, (callable at 100 beginning 03/15/18) (g)	4,600,000	4,899,000
		66,777,763
HEALTH CARE - 0.1%
Actavis Funding SCS, 3.00%, 03/12/20	500,000	502,676

INDUSTRIALS - 0.5%
Asciano Finance Ltd., 5.00%, 04/07/18 (b)	600,000	636,467
Hellenic Railways Organization SA
4.50%, 12/06/16 (c), JPY	80,000,000	587,294
4.03%, 03/17/17 (c), EUR	1,300,000	1,249,065
		2,472,826
INFORMATION TECHNOLOGY - 0.6%
Apple Inc., 2.85%, 05/06/21	500,000	514,999
Baidu Inc., 3.00%, 06/30/20	2,400,000	2,399,974
		2,914,973
TELECOMMUNICATION SERVICES - 1.5%
Verizon Communications Inc.
0.73%, 06/09/17 (a)	5,000,000	4,985,240
2.09%, 09/14/18 (a)	500,000	513,644
3.65%, 09/14/18	1,600,000	1,687,555
		7,186,439
UTILITIES - 0.7%
Dynegy Inc.
6.75%, 11/01/19	2,000,000	1,995,000
7.38%, 11/01/22 (e)	900,000	905,472
7.63%, 11/01/24 (e)	400,000	401,000
		3,301,472
Total Corporate Bonds and Notes (cost $91,257,064)		93,163,881

GOVERNMENT AND AGENCY OBLIGATIONS - 96.8%

GOVERNMENT SECURITIES - 46.0%
Municipals - 1.6%
City of Chicago, Illinois, 7.75%, 01/01/42	1,600,000	1,626,752
Dallas Convention Center Hotel Development Corp., 7.09%, 01/01/42	700,000	890,750
Municipal Electric Authority of Georgia, 6.66%, 04/01/57	2,000,000	2,312,500
State of California, 7.95%, 03/01/36	2,300,000	2,748,385
		7,578,387
Sovereign - 0.5%
Athens Urban Transportation Organisation, 4.85%, 09/19/16 (c), EUR	200,000	196,241
Banco Nacional de Desenvolvimento Economico e Social, 3.38%, 09/26/16 (b)	300,000	300,000
Province of Ontario, Canada, 3.15%, 06/02/22, CAD	600,000	494,399
Province of Quebec, Canada, 4.25%, 12/01/21, CAD	1,300,000	1,134,607
Spain Government Bond, 2.15%, 10/31/25 (b), EUR	400,000	458,592
		2,583,839
Treasury Inflation Index Securities - 21.6%
U.S. Treasury Inflation Indexed Note
0.63%, 07/15/21 (h)	20,936,124	21,260,257
0.13%, 01/15/22 (h) (i)	1,579,410	1,542,845
0.13%, 07/15/22 - 01/15/23 (h)	19,849,219	19,267,565
0.38%, 07/15/23 (h)	7,680,375	7,570,169
0.25%, 01/15/25 (h)	503,085	483,820
0.38%, 07/15/25 (h) (i)	2,813,832	2,747,150
2.00%, 01/15/26 (h)	10,926,552	12,282,985
2.38%, 01/15/27 (h)	10,517,486	12,338,326
1.75%, 01/15/28 (h)	9,669,345	10,746,191
2.50%, 01/15/29 (h)	7,881,000	9,512,919
0.75%, 02/15/42 - 02/15/45 (h)	3,759,232	3,342,998
1.38%, 02/15/44 (h)	818,048	849,268
		101,944,493
U.S. Treasury Securities - 22.3%
U.S. Treasury Bond
4.25%, 05/15/39	3,700,000	4,640,322
4.50%, 08/15/39	4,200,000	5,457,266
4.38%, 11/15/39 (j)	7,300,000	9,318,902
4.63%, 02/15/40	1,000,000	1,322,070
4.38%, 05/15/40	1,100,000	1,404,047
3.13%, 02/15/42 - 02/15/43	3,300,000	3,456,397
3.00%, 05/15/42	2,800,000	2,859,718
2.75%, 08/15/42 (j)	3,700,000	3,589,096
2.75%, 11/15/42	5,200,000	5,033,709
2.88%, 05/15/43	2,100,000	2,079,601
3.38%, 05/15/44	6,100,000	6,650,665
3.13%, 08/15/44 (j)	16,900,000	17,555,754
3.00%, 11/15/44 (j)	13,500,000	13,674,379
2.50%, 02/15/45 (j)	8,000,000	7,297,504
2.88%, 08/15/45 (j)	9,100,000	9,006,516
U.S. Treasury Note
0.63%, 09/30/17 (i)	6,100,000	6,087,727
1.38%, 04/30/20 (i)	1,500,000	1,494,141
1.75%, 09/30/22 (i)	1,400,000	1,387,896
2.38%, 08/15/24 (i)	1,100,000	1,124,807
2.25%, 11/15/24 (i)	1,900,000	1,920,881
		105,361,398
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 50.8%
Federal Home Loan Mortgage Corp. - 6.5%
Federal Home Loan Mortgage Corp.
4.50%, 03/01/28 - 12/01/41	1,022,827	1,111,527
5.50%, 09/01/33 - 03/01/40	2,842,222	3,169,373
3.50%, 12/15/44, TBA (j)	9,000,000	9,323,400
4.00%, 12/15/44, TBA (j)	4,000,000	4,241,048
4.50%, 11/15/45, TBA (j)	7,000,000	7,569,843

See accompanying Notes to Financial Statements.

	Shares/Par/Contracts †	Value
REMIC, 0.92%, 05/15/37 (a)	1,072,872	1,095,102
REMIC, 5.00%, 08/15/38	3,707,217	4,078,899
		30,589,192
Federal National Mortgage Association - 41.0%
Federal National Mortgage Association
3.00%, 07/01/21 - 05/01/22	2,801,579	2,918,083
3.89%, 07/01/21	1,175,105	1,280,129
3.16%, 05/01/22	771,038	811,581
2.31%, 08/01/22	300,000	299,165
4.50%, 08/01/23 - 01/01/42	9,269,682	10,069,108
5.00%, 04/01/28 - 06/01/41	983,451	1,083,965
4.00%, 10/01/30	1,405,681	1,509,050
3.50%, 11/15/30 - 11/15/45, TBA (j)	47,000,000	48,916,638
4.00%, 11/15/30 - 01/15/45, TBA (j)	53,000,000	56,281,184
5.50%, 01/01/33 - 12/01/38	2,229,624	2,499,610
6.00%, 05/01/37 - 05/01/41	5,735,483	6,501,252
3.00%, 12/15/44 - 11/15/45, TBA (j)	24,000,000	24,228,750
4.50%, 12/15/44, TBA (j)	1,000,000	1,082,305
5.00%, 11/15/45, TBA (j)	21,500,000	23,698,710
5.50%, 11/15/45, TBA (j)	4,000,000	4,469,188
6.00%, 11/15/45, TBA (j)	7,000,000	7,926,219
		193,574,937
Government National Mortgage Association - 3.3%
Government National Mortgage Association
3.50%, 12/15/44 - 11/15/45, TBA (j)	8,000,000	8,364,811
4.00%, 12/15/44 - 11/15/45, TBA (j)	6,000,000	6,381,094
3.00%, 11/15/45, TBA (j)	1,000,000	1,019,198
		15,765,103
Total Government and Agency Obligations (cost $458,449,932)		457,397,349

PREFERRED STOCKS - 0.3%

FINANCIALS - 0.3%
Wells Fargo & Co., 7.50% (f) (g)	1,100	1,303,500
Total Preferred Stocks (cost $1,222,787)		1,303,500

PURCHASED OPTIONS - 0.2%
10-Year U.S. Treasury Note Future Call Option, Strike Price 142, Expiration 11/20/15	170	2,656
10-Year U.S. Treasury Note Future Put Option, Strike Price 107.50, Expiration 11/20/15	34	531
10-Year U.S. Treasury Note Future Put Option, Strike Price 108, Expiration 11/20/15	277	4,328
10-Year U.S. Treasury Note Future Put Option, Strike Price 108.50, Expiration 11/20/15	30	469
10-Year U.S. Treasury Note Future Put Option, Strike Price 109.50, Expiration 11/20/15	440	6,875
5-Year U.S. Treasury Note Future Put Option, Strike Price 109.50, Expiration 11/20/15	600	4,688
5-Year U.S. Treasury Note Future Put Option, Strike Price 109.75, Expiration 11/20/15	20	156
5-Year U.S. Treasury Note Future Put Option, Strike Price 110, Expiration 11/20/15	180	1,406
5-Year U.S. Treasury Note Future Put Option, Strike Price 110.25, Expiration 11/20/15	538	4,203
5-Year U.S. Treasury Note Future Put Option, Strike Price 110.75, Expiration 11/20/15	85	664
5-Year U.S. Treasury Note Future Put Option, Strike Price 111, Expiration 11/20/15	114	891
Call Swaption, 3-Month LIBOR versus 0.80% fixed, Expiration 01/19/16, MSC (c)	298	47,552
Call Swaption, 3-Month LIBOR versus 1.10% fixed, Expiration 01/29/16, BOA (c)	431	160,509
Call Swaption, 3-Month LIBOR versus 1.50% fixed, Expiration 01/29/16, MSC (c)	50	26,754
Call Swaption, 3-Month LIBOR versus 1.75% fixed, Expiration 01/29/16, MSC (c)	50	15,671
FNMA TBA 3.50%, Strike Price 74, Expiration 11/05/15, DUB	20,000,000	—
FNMA TBA 3.50%, Strike Price 77, Expiration 11/05/15, DUB	22,500,000	—
FNMA TBA 3.50%, Strike Price 80, Expiration 11/05/15, CSI	24,000,000	—
FNMA TBA 3.50%, Strike Price 80, Expiration 11/05/15, CSI	40,000,000	—
FNMA TBA 4.00%, Strike Price 66, Expiration 11/05/15, DUB	27,000,000	—
Japanese Yen versus USD Put Option, Strike Price JPY 88, Expiration 01/06/16, CSI (c)	25,000,000	80
Put Swaption, 3-Month LIBOR versus 2.58% fixed, Expiration 05/12/16, MSC (c)	47	41,546
Put Swaption, 3-Month LIBOR versus 2.58% fixed, Expiration 05/23/16, MSC (c)	110	104,303
Put Swaption, 3-Month LIBOR versus 2.91% fixed, Expiration 08/20/18, MSC (c)	44	399,641
Put Swaption, 3-Month LIBOR versus 2.94% fixed, Expiration 08/20/18, GSC (c)	14	122,688
Total Purchased Options (cost $1,392,856)		945,611

SHORT TERM INVESTMENTS - 13.5%

Commercial Paper - 1.5%
Entergy Corp., 0.95%, 11/04/15 (b)	$2,800,000	2,799,778
Ford Motor Credit Co. LLC, 1.07%, 01/07/16 (b)	4,100,000	4,095,820
		6,895,598
Repurchase Agreements - 5.3%
Repurchase Agreement with NSI, 0.18% (Collateralized by $24,314,000 U.S. Treasury Note, 2.50%, due 05/15/24, value $25,142,196) acquired on 10/30/15, due 11/02/15 at $24,900,374	24,900,000	24,900,000

Securities Lending Collateral - 1.7%
BlackRock Liquidity Funds TempFund Portfolio, 0.21% (k)	3,000,000	3,000,000
Fidelity Institutional Money Market Portfolio, 0.16% (k)	3,000,000	3,000,000
Repurchase Agreement with MLP, 0.07% (Collateralized by $2,162,684 U.S. Treasury Note, 1.00-2.25%, due 09/15/18-03/31/21, value $2,192,613) acquired on 10/30/15, due 11/02/15 at $2,149,633	2,149,620	2,149,620
		8,149,620
Treasury Securities - 5.0%
Brazil Letras do Tesouro Nacional, 0.00% 04/01/16, BRL	95,600,000	23,433,855
U.S. Treasury Bill, 0.14%, 01/07/16	$317,000	316,960
		23,750,815
Total Short Term Investments (cost $69,151,427)		63,696,033

Total Investments - 152.3% (cost $720,040,938)		719,229,350
Total Forward Sales Commitments - (0.9%) (proceeds $4,169,063)		(4,161,249)
Other Assets and Liabilities, Net - (51.4%)		(242,753,480)
Total Net Assets - 100.0%		$472,314,621

See accompanying Notes to Financial Statements.

	Shares/Par †	Value
FORWARD SALES COMMITMENTS - 0.9%

GOVERNMENT AND AGENCY OBLIGATIONS - 0.9%

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 0.9%
Federal National Mortgage Association - 0.9%
Federal National Mortgage Association, 3.00%, 11/15/30, TBA (j)	$4,000,000	$4,161,249
Total Forward Sales Commitments - 0.9% (proceeds $4,169,063)		$4,161,249

(a)	Variable rate security. Rate stated was in effect as of October 31, 2015.
(b)

The Sub-Adviser has deemed this security which is exempt from registration under the 1933 Act, to be liquid based on procedures approved by the Trust’s Board of Trustees.  As of October 31, 2015, the aggregate value of these liquid securities was $36,321,124 which represented 7.7% of net assets.

(c)	The Sub-Adviser has deemed this security to be illiquid based on procedures approved by the Trust’s Board of Trustees.
(d)	Security is restricted to resale to institutional investors. See Restricted Securities in these Schedules of Investments.
(e)	All or a portion of the security was on loan.
(f)	Convertible security.
(g)	Perpetual security.
(h)	Treasury inflation indexed note, par amount is adjusted for inflation.
(i)	All or a portion of the securities is pledged or segregated as collateral.
(j)

All or a portion of the investment was purchased or sold on a delayed delivery basis. As of October 31, 2015, the total cost of investments purchased on a delayed delivery basis was $220,152,093 and the total proceeds for investments sold on a delayed delivery basis were $4,169,063.

(k)	Yield changes daily to reflect current market conditions. Rate was the quoted yield as of October 31, 2015.

See accompanying Notes to Financial Statements.

Restricted Securities - The Fund invests in securities that are restricted under the 1933 Act or which are subject to legal, contractual, or other agreed upon restrictions on resale.  Restricted securities are often purchased in private placement transactions and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act.  As of October 31, 2015, the Fund held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act which are deemed to be liquid, as follows:

	Initial Acquisition Date	Cost	Ending Value	Percent of Net Assets
Cantor Fitzgerald LP, 6.50%, 06/17/22	06/15/2015	$1,600,000	$1,675,557	0.4%
Lloyds Bank Plc, 12.00%, (callable at 100 beginning 12/16/24)	01/29/2015	2,661,994	2,717,000	0.6
Panther CDO V BV, 0.31%, 10/15/84	12/15/2014	1,930,905	1,715,980	0.4
		$6,192,899	$6,108,537	1.4%

Schedule of Written Options

	Expiration Date	Exercise Price		Contracts/Notional	Value
Exchange-Traded Futures Options
10-Year U.S. Treasury Note Future Call Option	11/20/2015	128.00		47	$(20,562)
Foreign Currency Options
Australian Dollar versus USD Call Option, BOA	11/03/2015	AUD	0.73	2,400,000	$(786)
Brazilian Real versus USD Call Option, CSI	12/10/2015	BRL	4.45	1,500,000	(3,894)
Brazilian Real versus USD Call Option, DUB	03/17/2016	BRL	4.55	2,400,000	(44,287)
Brazilian Real versus USD Call Option, GSC	01/14/2016	BRL	4.45	4,400,000	(38,572)
Brazilian Real versus USD Put Option, CSI	12/10/2015	BRL	3.75	1,500,000	(15,571)
Euro versus USD Call Option, BNP	11/25/2015	EUR	1.15	5,200,000	(3,414)
Euro versus USD Call Option, CIT	11/20/2015	EUR	1.17	6,300,000	(433)
Euro versus USD Call Option, GSC	12/14/2015	EUR	1.16	4,400,000	(7,274)
Euro versus USD Call Option, GSC	12/07/2015	EUR	1.15	2,000,000	(2,718)
Euro versus USD Call Option, GSC	12/08/2015	EUR	1.15	2,000,000	(2,737)
Euro versus USD Call Option, UBS	11/12/2015	EUR	1.15	5,200,000	(1,269)
Euro versus USD Put Option, GSC	12/14/2015	EUR	1.08	4,400,000	(29,184)
Euro versus USD Put Option, GSC	12/07/2015	EUR	1.08	2,000,000	(11,172)
Euro versus USD Put Option, GSC	12/08/2015	EUR	1.08	2,000,000	(11,327)
Indian Rupee versus USD Call Option, BNP	11/10/2015	INR	68.50	5,200,000	(163)
Japanese Yen versus USD Put Option, BOA	02/18/2019	JPY	80.00	200,000	(1,204)
				51,100,000	$(174,005)
Interest Rate Swaptions
Call Swaption, 3-Month LIBOR versus 0.50% fixed, MSC	01/19/2016	N/A		198	$(4,118)
Call Swaption, 3-Month LIBOR versus 0.52% fixed, MSC	01/19/2016	N/A		100	(2,516)
Call Swaption, 3-Month LIBOR versus 0.65% fixed, MSC	01/19/2016	N/A		198	(13,888)
Call Swaption, 3-Month LIBOR versus 0.66% fixed, MSC	01/19/2016	N/A		100	(7,488)
Call Swaption, 3-Month LIBOR versus 0.73% fixed, BOA	01/29/2016	N/A		431	(25,209)
Call Swaption, 3-Month LIBOR versus 0.92% fixed, BOA	01/29/2016	N/A		431	(73,729)
Call Swaption, 3-Month LIBOR versus 1.10% fixed, MSC	01/29/2016	N/A		50	(4,372)
Call Swaption, 3-Month LIBOR versus 1.30% fixed, MSC	01/29/2016	N/A		50	(11,777)
Put Swaption, 3-Month LIBOR versus 2.00% fixed, MSC	11/30/2015	N/A		64	(9,129)
Put Swaption, 3-Month LIBOR versus 2.16% fixed, GSC	12/14/2015	N/A		94	(7,816)
Put Swaption, 3-Month LIBOR versus 2.20% fixed, DUB	12/11/2015	N/A		68	(3,496)
Put Swaption, 3-Month LIBOR versus 2.30% fixed, MSC	11/30/2015	N/A		64	(9,969)
Put Swaption, 3-Month LIBOR versus 2.50% fixed, MSC	05/23/2016	N/A		1,047	(80,315)
Put Swaption, 3-Month LIBOR versus 2.50% fixed, MSC	05/12/2016	N/A		451	(31,851)
Put Swaption, 3-Month LIBOR versus 2.80% fixed, GSC	08/20/2018	N/A		61	(112,751)
Put Swaption, 3-Month LIBOR versus 2.80% fixed, MSC	08/20/2018	N/A		194	(358,874)
				3,601	$(757,298)

See accompanying Notes to Financial Statements.

Summary of Written Options

	Contracts/ Notional	Premiums
Options outstanding at October 31, 2014	261,703,372	$1,791,441
Options written during the year	358,910,561	6,607,972
Options closed during the year	(549,109,774)	(6,068,444)
Options expired during the year	(20,400,511)	(340,255)
Options outstanding at October 31, 2015	51,103,648	$1,990,714

Schedule of Exchange Traded Futures Options

	Expiration Date	Exercise Price		Variation Margin Receivable/(Payable)	Purchased Contracts	Unrealized Depreciation
Euro-Bund Call Option	11/20/2015	EUR	165.50	$—	236	$(225)
Euro-Bund Call Option	11/20/2015	EUR	167.00	—	264	(252)
Euro-Bund Put Option	11/20/2015	EUR	124.50	—	114	(109)
				$—	614	$(586)

Schedule of Open Futures Contracts

	Expiration	Contracts Long / (Short)	Unrealized Appreciation / (Depreciation)
3-Month Sterling Interest Rate Future	December 2016	(134)	$(781)
3-Month Sterling Interest Rate Future	March 2017	(295)	(198,180)
3-Month Sterling Interest Rate Future	June 2017	(169)	(134,565)
90-Day Eurodollar Future	June 2016	(428)	(290,295)
90-Day Eurodollar Future	September 2016	(897)	(1,003,731)
90-Day Eurodollar Future	December 2016	(34)	(35,355)
90-Day Eurodollar Future	March 2017	(105)	(116,135)
90-Day Eurodollar Future	December 2017	(750)	(1,057,269)
Canadian Government Bond Future, 10-Year	December 2015	(11)	23,405
Euro-BTP Future	December 2015	70	466,198
Euro-Bund Future	December 2015	(24)	(19,030)
U.K. Long Gilt Future	December 2015	(6)	3,482
U.S. Treasury Note Future, 10-Year	December 2015	7	(7,804)
U.S. Treasury Note Future, 5-Year	December 2015	1,173	269,641
			$(2,100,419)

Schedule of Open Forward Foreign Currency Contracts

Purchased/ Sold	Settlement Date	Counter- Party	Notional Amount		Value	Unrealized Gain/(Loss)
AUD/USD	11/12/2015	CIT	AUD	3,198,000	$2,279,438	$(23,074)
AUD/USD	11/12/2015	GSC	AUD	3,388,000	2,414,864	5,319
AUD/USD	11/12/2015	GSC	AUD	4,300,000	3,064,911	(4,068)
BRL/USD	01/05/2016	BCL	BRL	38,400,000	9,756,637	54,522
BRL/USD	11/04/2015	BNP	BRL	237,212	61,488	974
BRL/USD	11/04/2015	CSI	BRL	9,540,410	2,472,970	657
BRL/USD	11/04/2015	DUB	BRL	47,725,388	12,370,900	265,630
BRL/USD	11/04/2015	DUB	BRL	10,169,229	2,635,966	(43,034)
BRL/USD	11/04/2015	GSC	BRL	516,915	133,990	(1,010)
BRL/USD	11/04/2015	UBS	BRL	3,032,760	786,122	209
CNY/USD	01/29/2016	BNP	CNY	5,106,420	803,958	23,876
CNY/USD	11/16/2015	BNP	CNY	5,747,213	909,056	21,387
EUR/USD	12/02/2015	BCL	EUR	2,764,000	3,040,532	(3,798)
EUR/USD	11/03/2015	BNP	EUR	3,059,000	3,363,830	(47,823)
EUR/USD	06/13/2016	BOA	EUR	409,000	452,174	(100,201)
EUR/USD	11/03/2015	BOA	EUR	2,677,000	2,943,764	(82,022)
EUR/USD	11/03/2015	CIT	EUR	4,144,000	4,556,951	(159,508)
EUR/USD	11/03/2015	CSI	EUR	416,000	457,455	(13,986)
EUR/USD	06/13/2016	DUB	EUR	1,783,000	1,971,215	(438,688)

See accompanying Notes to Financial Statements.

Purchased/ Sold	Settlement Date	Counter- Party	Notional Amount		Value	Unrealized Gain/(Loss)
EUR/USD	12/02/2015	MSC	EUR	1,314,000	$1,445,463	$4,280
EUR/USD	11/03/2015	UBS	EUR	10,421,000	11,459,456	(216,693)
GBP/USD	11/03/2015	BOA	GBP	15,715,000	24,226,121	149,169
GBP/USD	11/12/2015	CIT	GBP	5,048,000	7,781,561	84,215
GBP/USD	11/12/2015	GSC	GBP	5,426,000	8,364,253	84,313
ILS/USD	11/30/2015	BNP	ILS	2,381,000	615,472	991
ILS/USD	11/30/2015	BOA	ILS	6,492,802	1,678,345	21,345
ILS/USD	11/30/2015	CIT	ILS	5,457,000	1,410,598	18,271
ILS/USD	11/30/2015	CIT	ILS	18,302,000	4,730,942	(20,109)
ILS/USD	11/30/2015	DUB	ILS	5,822,970	1,505,198	(32,260)
ILS/USD	11/30/2015	MSC	ILS	4,543,310	1,174,415	(3,585)
INR/USD	11/18/2015	CIT	INR	212,730,818	3,246,646	(23,621)
JPY/USD	11/12/2015	CIT	JPY	435,400,000	3,608,472	(36,773)
JPY/USD	11/12/2015	GSC	JPY	1,000,300,000	8,290,203	118,286
JPY/USD	11/12/2015	GSC	JPY	2,705,700,000	22,424,077	(76,665)
JPY/USD	11/12/2015	UBS	JPY	522,100,000	4,327,017	(22,356)
JPY/USD	11/04/2015	UBS	JPY	4,587,233,000	38,015,028	(73,746)
MXN/USD	12/18/2015	BCL	MXN	6,393,000	385,758	7,692
MXN/USD	12/18/2015	BCL	MXN	56,283,000	3,396,152	(14,175)
MXN/USD	12/18/2015	BNP	MXN	31,324,000	1,890,110	(8,176)
MXN/USD	12/18/2015	BOA	MXN	4,252,000	256,568	6,687
MXN/USD	12/18/2015	CIT	MXN	68,281,000	4,120,119	137,768
MXN/USD	12/18/2015	CIT	MXN	2,971,000	179,272	(1,176)
MXN/USD	12/18/2015	CSI	MXN	5,571,000	336,158	(1,679)
MXN/USD	12/18/2015	DUB	MXN	33,118,425	1,998,387	93,387
MXN/USD	12/18/2015	MSC	MXN	4,213,220	254,228	12,228
MXN/USD	12/18/2015	UBS	MXN	34,258,022	2,067,150	45,142
PHP/USD	01/21/2016	UBS	PHP	47,931,800	1,019,378	3,228
RUB/USD	11/18/2015	BOA	RUB	6,047,830	94,313	4,101
RUB/USD	12/18/2015	BOA	RUB	42,735,310	659,639	(23,361)
RUB/USD	11/09/2015	CSI	RUB	69,744,240	1,090,567	10,567
RUB/USD	12/18/2015	MSC	RUB	129,670,820	2,001,530	(45,123)
RUB/USD	12/18/2015	UBS	RUB	69,744,240	1,076,535	(21,454)
TWD/USD	12/04/2015	CIT	TWD	64,191,600	1,977,444	(2,556)
USD/AUD	11/12/2015	CIT	AUD	(4,925,000)	(3,510,391)	(33,908)
USD/AUD	11/12/2015	GSC	AUD	(5,972,000)	(4,256,662)	21,403
USD/BRL	11/04/2015	BNP	BRL	(237,212)	(61,488)	(16)
USD/BRL	04/01/2016	CGM	BRL	(13,497,376)	(3,332,975)	724,190
USD/BRL	04/04/2016	CGM	BRL	(2,300,000)	(567,432)	107,549
USD/BRL	04/04/2016	CSI	BRL	(26,900,000)	(6,636,490)	846,125
USD/BRL	01/05/2016	CSI	BRL	(20,300,000)	(5,157,805)	709,247
USD/BRL	11/04/2015	CSI	BRL	(9,540,410)	(2,472,970)	(107,970)
USD/BRL	11/04/2015	DUB	BRL	(57,894,616)	(15,006,867)	(586,682)
USD/BRL	12/02/2015	DUB	BRL	(27,450,826)	(7,047,079)	(103,128)
USD/BRL	01/05/2016	DUB	BRL	(6,051,990)	(1,537,684)	562,316
USD/BRL	11/04/2015	GSC	BRL	(516,915)	(133,990)	(36)
USD/BRL	04/04/2016	MSC	BRL	(51,200,000)	(12,631,535)	2,367,732
USD/BRL	01/05/2016	MSC	BRL	(8,100,000)	(2,058,041)	758,665
USD/BRL	01/05/2016	UBS	BRL	(10,000,000)	(2,540,791)	1,319,468
USD/BRL	11/04/2015	UBS	BRL	(3,032,760)	(786,122)	(24,122)
USD/CAD	11/12/2015	DUB	CAD	(2,180,000)	(1,667,081)	(12,771)
USD/CHF	11/12/2015	DUB	CHF	(206,000)	(208,464)	1,580
USD/CNY	11/16/2015	BOA	CNY	(6,600,140)	(1,043,967)	(9,462)
USD/CNY	11/16/2015	CSI	CNY	(4,538,760)	(717,911)	(17,809)
USD/EUR	06/27/2016	BCL	EUR	(2,587,000)	(2,861,394)	695,861
USD/EUR	06/13/2016	BOA	EUR	(10,352,000)	(11,444,766)	2,713,286
USD/EUR	06/27/2016	BOA	EUR	(2,338,000)	(2,585,983)	633,031
USD/EUR	11/03/2015	CSI	EUR	(3,377,000)	(3,713,519)	86,602
USD/EUR	12/02/2015	CSI	EUR	(1,301,000)	(1,431,162)	7,400
USD/EUR	06/13/2016	DUB	EUR	(3,694,000)	(4,083,942)	973,883
USD/EUR	02/01/2016	DUB	EUR	(1,350,000)	(1,487,177)	329,518

See accompanying Notes to Financial Statements.

Purchased/ Sold	Settlement Date	Counter- Party	Notional Amount		Value	Unrealized Gain/(Loss)
USD/EUR	11/03/2015	GSC	EUR	(2,114,000)	$(2,324,661)	$45,149
USD/EUR	11/03/2015	UBS	EUR	(13,781,000)	(15,154,281)	248,521
USD/EUR	12/02/2015	UBS	EUR	(835,000)	(918,540)	4,291
USD/GBP	12/02/2015	BOA	GBP	(15,715,000)	(24,222,150)	(149,237)
USD/GBP	11/12/2015	CIT	GBP	(386,000)	(595,024)	14,119
USD/GBP	11/03/2015	MSC	GBP	(15,715,000)	(24,226,121)	(408,040)
USD/ILS	12/17/2015	DUB	ILS	(70,374,305)	(18,194,543)	(293,516)
USD/ILS	11/30/2015	DUB	ILS	(1,043,501)	(269,738)	5,527
USD/INR	11/18/2015	DUB	INR	(70,698,480)	(1,078,983)	(13,525)
USD/INR	01/21/2016	UBS	INR	(138,096,037)	(2,083,015)	(4,914)
USD/JPY	11/12/2015	BNP	JPY	(129,100,000)	(1,069,944)	11,262
USD/JPY	11/12/2015	CIT	JPY	(913,700,000)	(7,572,487)	45,709
USD/JPY	11/12/2015	GSC	JPY	(1,418,300,000)	(11,754,469)	(176,510)
USD/JPY	11/12/2015	GSC	JPY	(130,600,000)	(1,082,376)	4,832
USD/JPY	11/04/2015	MSC	JPY	(4,587,233,000)	(38,015,028)	195,833
USD/JPY	12/02/2015	UBS	JPY	(4,587,233,000)	(38,024,345)	75,597
USD/JPY	11/12/2015	UBS	JPY	(172,000,000)	(1,425,487)	7,143
USD/KRW	01/21/2016	CIT	KRW	(587,161,600)	(513,695)	(1,695)
USD/KRW	01/21/2016	CSI	KRW	(1,133,946,000)	(992,066)	(2,066)
USD/KRW	01/21/2016	DUB	KRW	(1,966,874,678)	(1,720,777)	(38,825)
USD/MXN	12/18/2015	BNP	MXN	(120,289,797)	(7,258,362)	(189,768)
USD/MXN	12/18/2015	DUB	MXN	(59,869,022)	(3,612,534)	(91,534)
USD/MXN	12/18/2015	GSC	MXN	(36,404,270)	(2,196,657)	(14,657)
USD/MXN	12/18/2015	MSC	MXN	(12,101,595)	(730,218)	(20,218)
USD/MXN	12/18/2015	UBS	MXN	(29,694,042)	(1,791,757)	(45,757)
USD/MYR	11/23/2015	CSI	MYR	(1,443,514)	(335,506)	6,494
USD/MYR	11/23/2015	DUB	MYR	(1,619,270)	(376,356)	9,644
USD/MYR	11/27/2015	DUB	MYR	(1,035,615)	(240,628)	4,372
USD/MYR	01/19/2016	GSC	MYR	(2,790,851)	(646,345)	(9,528)
USD/MYR	11/27/2015	UBS	MYR	(981,244)	(227,995)	4,005
USD/PHP	01/21/2016	GSC	PHP	(49,204,260)	(1,046,440)	(1,652)
USD/RUB	11/09/2015	UBS	RUB	(69,744,240)	(1,090,567)	20,010
USD/TWD	12/04/2015	GSC	TWD	(64,239,510)	(1,978,920)	(30,793)
					$(90,170,907)	$10,805,749

Schedule of Interest Rate Swap Agreements

Counterparty	Floating Rate Index	Fund Paying / Receiving Floating Rate	Fixed Rate	Expiration Date	Notional Amount(1)		Premiums Received	Unrealized Appreciation
Over the Counter Interest Rate Swap Agreements
BNP	Brazil Interbank Deposit Rate	Paying	15.51%	07/01/2016	BRL	125,800,000	$(483)	$118,691
CSI	Mexican Interbank Rate	Paying	6.34%	11/12/2019	MXN	107,100,000	—	53,427
GSB	Mexican Interbank Rate	Paying	5.75%	06/05/2023	MXN	700,000	(2,122)	1,557
BOA	US CPURNSA	Receiving	0.42%	09/23/2016		3,500,000	—	7,795
							$(2,605)	$181,470

Counterparty	Floating Rate Index	Fund Paying / Receiving Floating Rate	Fixed Rate	Expiration Date	Notional Amount(1)		Unrealized Appreciation / (Depreciation)
Centrally Cleared Interest Rate Swap Agreements
N/A	3-Month LIBOR	Paying	2.25%	12/16/2022		$3,700,000	$128,952
N/A	3-Month LIBOR	Receiving	2.35%	08/05/2025		11,400,000	(291,273)
N/A	3-Month LIBOR	Receiving	2.00%	12/16/2019		12,200,000	(226,239)
N/A	3-Month LIBOR	Receiving	2.00%	12/16/2020		16,000,000	(419,445)
N/A	3-Month LIBOR	Receiving	2.25%	12/16/2022		50,600,000	(1,988,608)
N/A	3-Month LIBOR	Receiving	2.75%	12/16/2045		57,400,000	(4,276,030)
N/A	Federal Funds Effective Rate	Receiving	0.50%	06/17/2016		19,000,000	(5,077)
N/A	London-Interbank Offered Rate	Receiving	1.50%	03/16/2018	GBP	5,700,000	(16,271)
N/A	London-Interbank Offered Rate	Receiving	1.88%	10/05/2017	GBP	7,600,000	(207,440)
N/A	Mexican Interbank Rate	Paying	5.80%	12/10/2021	MXN	100,000	(44)

See accompanying Notes to Financial Statements.

Counterparty	Floating Rate Index	Fund Paying / Receiving Floating Rate	Fixed Rate	Expiration Date	Notional Amount(1)		Unrealized Appreciation / (Depreciation)
Centrally Cleared Interest Rate Swap Agreements (continued)
N/A	Mexican Interbank Rate	Paying	5.61%	10/08/2021	MXN	10,300,000	$8,957
N/A	Mexican Interbank Rate	Paying	5.27%	02/05/2020	MXN	18,100,000	15,743
N/A	Mexican Interbank Rate	Paying	5.70%	01/18/2019	MXN	23,000,000	(2,582)
N/A	Mexican Interbank Rate	Paying	5.88%	09/23/2021	MXN	24,800,000	28,555
N/A	Mexican Interbank Rate	Paying	5.01%	10/10/2019	MXN	38,500,000	(23,772)
N/A	Mexican Interbank Rate	Paying	5.94%	07/13/2022	MXN	52,000,000	17,345
N/A	Mexican Interbank Rate	Paying	5.77%	09/30/2021	MXN	68,100,000	47,649
N/A	Mexican Interbank Rate	Paying	4.39%	07/28/2017	MXN	77,300,000	19,830
N/A	Mexican Interbank Rate	Paying	6.35%	11/08/2019	MXN	81,400,000	(12,964)
N/A	Mexican Interbank Rate	Paying	5.62%	06/02/2020	MXN	81,700,000	39,673
N/A	Mexican Interbank Rate	Paying	4.06%	08/24/2016	MXN	104,900,000	7,540
N/A	Mexican Interbank Rate	Paying	5.84%	09/14/2021	MXN	115,900,000	247,228
N/A	Mexican Interbank Rate	Paying	6.32%	11/12/2019	MXN	159,100,000	64,393
N/A	Mexican Interbank Rate	Paying	5.43%	11/17/2021	MXN	234,500,000	(179,849)
N/A	Mexican Interbank Rate	Receiving	3.45%	12/23/2015	MXN	1,242,300,000	(13,106)
							$(7,036,835)

Schedule of Credit Default Swap Agreements

Counterparty	Reference Obligation	Implied Credit Spread(3)	Fixed Rate(6)	Expiration Date	Notional Amount(1),(5)	Value(4)	Premiums Paid / (Received)	Unrealized Appreciation / (Depreciation)
Over the Counter Credit Default Swap Agreements
Credit default swap agreements - sell protection (2)
DUB	Berkshire Hathaway Inc., 1.90%, 01/31/2017	0.16%	1.00%	09/20/2016	$(400,000)	$3,492	$6,276	$(2,784)
MSC	CMBX.NA.AAA.3	N/A	0.08%	12/13/2049	(4,071,705)	(13,865)	(27,993)	14,128
BOA	Federated Republic of Brazil, 12.25%, 03/06/2030	4.08%	1.00%	12/20/2019	(150,000)	(17,039)	(5,686)	(11,353)
DUB	Federated Republic of Brazil, 12.25%, 03/06/2030	2.41%	1.00%	12/20/2016	(2,500,000)	(37,265)	(61,004)	23,739
BNP	Petrobras International Finance Co., 8.38%, 12/10/2018	7.57%	1.00%	03/20/2020	(400,000)	(92,914)	(77,001)	(15,913)
BOA	Time Warner Cable Inc., 5.85%, 05/01/2017	0.15%	1.00%	12/20/2015	(100,000)	234	(2,770)	3,004
BCL	United Mexican States, 5.95%, 03/19/2019	1.28%	1.00%	12/20/2019	(3,400,000)	(33,865)	20,130	(53,995)
BOA	United Mexican States, 5.95%, 03/19/2019	1.23%	1.00%	09/20/2019	(2,100,000)	(15,726)	14,862	(30,588)
BNP	United Mexican States, 5.95%, 03/19/2019	0.79%	1.00%	09/20/2017	(100,000)	502	(2,207)	2,709
CGM	United Mexican States, 5.95%, 03/19/2019	1.45%	1.00%	09/20/2020	(1,300,000)	(25,941)	(33,861)	7,920
DUB	United Mexican States, 5.95%, 03/19/2019	0.54%	1.00%	12/20/2016	(1,500,000)	9,696	(35,999)	45,695
GSC	United Mexican States, 5.95%, 03/19/2019	1.28%	1.00%	12/20/2019	(1,700,000)	(16,933)	11,329	(28,262)
GSC	United Mexican States, 5.95%, 03/19/2019	1.23%	1.00%	09/20/2019	(800,000)	(5,991)	5,858	(11,849)
MSS	United Mexican States, 5.95%, 03/19/2019	0.73%	1.00%	06/20/2017	(1,500,000)	8,252	(18,251)	26,503
CGM	Volkswagen International Finance NV, 5.38%, 05/22/2018	1.54%	1.00%	03/20/2017	(2,309,266)	(14,481)	23,283	(37,764)
					$(22,330,971)	$(251,844)	$(183,034)	$(68,810)

Counterparty	Reference Obligation	Fixed Rate(6)	Expiration Date	Notional Amount(1),(5)	Value(4)	Unrealized Appreciation / (Depreciation)
Centrally Cleared Credit Default Swap Agreements
Credit default swap agreements - sell protection (2)
N/A	CDX.NA.HY.24	5.00%	06/20/2020	$(7,821,000)	$451,655	$(36,930)
N/A	CDX.NA.HY.25	5.00%	12/20/2020	(1,800,000)	57,037	18,832
N/A	CDX.NA.IG.24	1.00%	06/20/2020	(5,600,000)	62,597	(7,612)
N/A	CDX.NA.IG.25	1.00%	12/20/2020	(14,300,000)	147,676	41,083
N/A	iTraxx Europe Crossover Series 24	1.00%	12/20/2020	(7,037,762)	102,941	20,082
				$(36,558,762)	$821,906	$35,455

(1)Notional amount is stated in USD unless otherwise noted.

(2) If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay the buyer of protection an amount equal to the notional amount of the referenced obligation and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the reference obligation or underlying securities comprising the referenced index.

See accompanying Notes to Financial Statements.

(3)Implied credit spreads, represented in absolute terms, utilized in determining the value of credit default swap agreements on corporate issues and sovereign issues serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative.  The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement.  Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the applicable agreement.

(4)The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)The maximum potential amount the Fund could be required to pay as a seller of credit protection if a credit event occurs is limited to the total notional amount which is defined under the terms of each swap agreement.

(6)If the Fund is a seller of protection, the Fund receives the fixed rate.

See accompanying Notes to Financial Statements.

Curian/WMC International Equity Fund

	Shares/Par †	Value
COMMON STOCKS - 97.5%
BELGIUM - 1.9%
Anheuser-Busch InBev NV	45,435	$5,421,515

BRAZIL - 0.2%
BB Seguridade Participacoes SA	72,090	497,230

CANADA - 6.3%
Canadian National Railway Co.	101,050	6,172,273
Canadian Natural Resources Ltd.	96,700	2,242,233
Imperial Oil Ltd. (b)	70,630	2,350,192
Magna International Inc.	51,800	2,731,820
TransCanada Corp.	117,870	3,966,259
		17,462,777
CHINA - 4.6%
Alibaba Group Holding Ltd. - ADR (a) (b)	45,491	3,813,510
Baidu.com Inc. - ADR - Class A (a)	9,129	1,711,414
China Life Insurance Co. Ltd. - Class H	1,267,000	4,568,909
ENN Energy Holdings Ltd. (b)	331,370	1,898,301
Hollysys Automation Technologies Ltd.	33,550	717,634
		12,709,768
DENMARK - 0.3%
H Lundbeck A/S (a)	29,750	873,960

FINLAND - 0.3%
Kone Oyj - Class B	16,798	716,443

FRANCE - 12.2%
Air Liquide SA	35,220	4,556,307
BNP Paribas SA	97,410	5,902,773
Essilor International SA	44,717	5,869,709
Groupe Eurotunnel SE	50,363	704,991
Legrand SA	12,856	704,561
Schneider Electric SA	56,506	3,408,168
Total SA (b)	89,605	4,333,195
Unibail-Rodamco SE	18,747	5,217,870
Valeo SA	20,092	3,102,713
		33,800,287
GERMANY - 6.4%
Beiersdorf AG	71,897	6,828,480
Brenntag AG	29,249	1,766,152
Continental AG	8,123	1,950,574
Vonovia SE	219,250	7,308,468
		17,853,674
HONG KONG - 2.4%
CNOOC Ltd.	1,970,450	2,225,647
Hong Kong Exchanges & Clearing Ltd.	96,858	2,534,663
PICC Property & Casualty Co. Ltd. - Class H	899,160	2,040,257
		6,800,567
INDIA - 5.6%
Axis Bank Ltd.	114,559	830,242
Bharti Infratel Ltd.	293,502	1,744,357
Container Corp. of India Ltd.	30,776	623,725
Divi’s Laboratories Ltd.	22,337	393,492
HDFC Bank Ltd. - ADR	16,020	979,463
ICICI Bank Ltd.	1,046,305	4,424,296
Maruti Suzuki India Ltd.	22,675	1,543,226
Power Grid Corp. of India Ltd.	197,427	388,199
State Bank of India	777,550	2,809,947
Tata Consultancy Services Ltd.	45,393	1,730,617
		15,467,564
IRELAND - 1.0%
CRH Plc	102,388	2,801,837

ITALY - 4.5%
Assicurazioni Generali SpA	137,722	2,609,360
Banca Generali SpA	49,891	1,536,630
FinecoBank Banca Fineco SpA	123,462	933,115
Intesa Sanpaolo SpA	742,156	2,582,003
Luxottica Group SpA	44,147	3,094,721
Snam SpA	337,124	1,744,617
		12,500,446
JAPAN - 17.7%
Asics Corp.	143,280	3,957,493
Daito Trust Construction Co. Ltd.	42,755	4,628,072
Daiwa House Industry Co. Ltd.	22,125	580,788
Eisai Co. Ltd.	85,955	5,376,450
Honda Motor Co. Ltd.	163,600	5,411,961
Kansai Electric Power Co. Inc. (a) (b)	29,135	373,299
Kyushu Electric Power Co. Inc. (a)	21,540	259,961
M3 Inc.	18,390	356,437
NEC Corp.	605,810	1,868,913
Nippon Telegraph & Telephone Corp.	96,430	3,535,259
Olympus Corp.	45,120	1,521,958
Omron Corp.	32,800	1,086,102
Ono Pharmaceutical Co. Ltd.	49,640	6,800,421
Seven & I Holdings Co. Ltd.	113,285	5,145,950
Shikoku Electric Power Co. Inc. (b)	18,365	311,784
Sumco Corp. (b)	56,140	565,931
Sumitomo Mitsui Financial Group Inc.	69,660	2,778,993
T&D Holdings Inc.	73,540	966,369
Takeda Pharmaceutical Co. Ltd.	58,945	2,878,418
Tokio Marine Holdings Inc.	21,532	829,664
		49,234,223
MEXICO - 0.8%
Cemex SAB de CV - ADR (a)	372,690	2,351,674

NETHERLANDS - 6.0%
Altice NV	10,102	174,961
European Aeronautic Defence & Space Co.	74,036	5,155,519
ING Groep NV - CVA	152,849	2,224,545
NXP Semiconductors NV (a)	63,089	4,943,023
Unilever NV (b)	83,071	3,756,273
Yandex NV - Class A (a)	19,700	317,170
		16,571,491
RUSSIAN FEDERATION - 0.6%
Sberbank of Russia - ADR	253,100	1,545,657

SOUTH KOREA - 1.4%
Korea Electric Power Corp.	15,138	681,582
SK Hynix Inc.	119,778	3,205,526
		3,887,108
SPAIN - 2.3%
Banco Popular Espanol SA	233,978	889,606
CaixaBank SA	239,732	918,211
Inditex SA (b)	122,927	4,602,926
		6,410,743
SWEDEN - 1.9%
Assa Abloy AB - Series B	106,749	2,123,567
Hennes & Mauritz AB	80,037	3,111,270
		5,234,837
SWITZERLAND - 7.3%
Adecco SA	24,522	1,822,851
Cie Financiere Richemont SA	23,227	1,991,659
Julius Baer Group Ltd.	50,769	2,517,255

See accompanying Notes to Financial Statements.

	Shares/Par †	Value
Novartis AG	74,883	6,783,556
Roche Holding AG	11,539	3,132,825
UBS Group AG	205,320	4,100,739
		20,348,885
TAIWAN - 2.4%
Taiwan Semiconductor Manufacturing Co. Ltd.	1,572,640	6,626,584

UNITED KINGDOM - 11.4%
AstraZeneca Plc	98,822	6,298,149
Derwent London Plc	11,847	707,534
Diageo Plc	59,595	1,718,113
Hikma Pharmaceuticals Plc	36,190	1,205,924
International Consolidated Airlines Group SA (a)	158,252	1,418,301
Markit Ltd. (a)	63,130	1,925,465
Schroders Plc	41,300	1,894,974
Sky Plc	448,294	7,565,252
Smith & Nephew Plc	325,411	5,556,550
WPP Plc	148,203	3,322,225
		31,612,487
Total Common Stocks (cost $237,448,028)		270,729,757

PREFERRED STOCKS - 0.6%
GERMANY - 0.6%
Schaeffler AG (a)	104,356	1,526,243
Total Preferred Stocks (cost $1,500,653)		1,526,243

SHORT TERM INVESTMENTS - 4.5%
Securities Lending Collateral - 4.5%
Fidelity Institutional Money Market Portfolio, 0.16% (c)	2,000,000	2,000,000
Repurchase Agreement with HSB, 0.06% (Collateralized by $1,620,159 U.S. Treasury Note Strip, due 11/15/15-08/15/22, value $1,496,141, $1,478,471 U.S. Treasury Inflation Indexed Note, 1.13%, due 01/15/21, value $1,677,836, and $3,790,417 U.S. Treasury Bond Strip, due 08/15/27-08/15/45, value $1,926,050) acquired on 10/30/15, due 11/02/15 at $5,000,025	$5,000,000	5,000,000
Repurchase Agreement with MLP, 0.07% (Collateralized by $5,645,033 U.S. Treasury Note, 1.00-2.25%, due 09/15/18-03/31/21, value $5,723,153) acquired on 10/30/15, due 11/02/15 at $5,610,967	5,610,934	5,610,934
Total Short Term Investments (cost $12,610,934)		12,610,934
Total Investments - 102.6% (cost $251,559,615)		284,866,934
Other Assets and Liabilities, Net - (2.6%)		(7,299,910)
Total Net Assets - 100.0%		$277,567,024

(a)	Non-income producing security.
(b)	All or a portion of the security was on loan.
(c)	Yield changes daily to reflect current market conditions. Rate was the quoted yield as of October 31, 2015.

See accompanying Notes to Financial Statements.

Currencies:

AUD - Australian Dollar	GBP - British Pound	PHP - Philippine Peso
BRL - Brazilian Real	ILS - Israeli New Sheqel	MYR - Malaysian Ringgit
CAD - Canadian Dollar	INR - Indian Rupee	RUB - Russian Ruble
CHF - Swiss Franc	JPY - Japanese Yen	SGD - Singapore Dollar
CNY - Chinese Yuan	KRW - Korean Won	TWD - Taiwan Dollar
EUR - European Currency Unit (Euro)	MXN - Mexican Peso	USD - United States Dollar

Abbreviations:

ABS - Asset Backed Securities

ADR - American Depository Receipt

CDO - Collateralized Debt Obligation

CDX.NA.IG - Credit Derivatives Index - North American - Investment Grade

CLO - Collateralized Loan Obligation

CMBX.NA - Commercialized Mortgage Backed Securities Index-North American

Euribor - Europe Interbank Offered Rate

Euro-Bund - debt instrument issued by the Federal Republic of Germany with a term of 8.5 to 10.5 years

iTraxx - group of international credit derivative indexes monitored by the International Index Company

LIBOR - London Interbank Offered Rate

REMIC - Real Estate Mortgage Investment Conduit

TBA - To Be Announced (Securities purchased on a delayed delivery basis)

Counterparty Abbreviations:

BBP - Barclays Bank Plc	GSC - Goldman Sachs & Co.
BCL - Barclays Capital Inc.	GSI - Goldman Sachs International
BNP - BNP Paribas Securities	JPM - J.P. Morgan Securities LLC
BOA - Banc of America Securities LLC/Bank of America NA	MLP - Merrill Lynch Professional Clearing Corp.
CAC - Credit Agricole Corporate & Invesment Bank S.A.	MSC - Morgan Stanley & Co., Incorporated
CGM - Citigroup Global Markets	MSS - Morgan Stanley Capital Services Inc.
CIT - Citibank, Inc.	NSI - Nomura Securities International
CSI - Credit Suisse Securities, LLC	RBS - Royal Bank of Scotland
DUB - Deutsche Bank Alex Brown Inc.	SGB - Societe Generale Bannon LLC
GSB - Goldman Sachs Bank USA	UBS - UBS Securities LLC

†	For funds with fixed income securities, par amounts are listed in United States Dollars unless otherwise noted. Options are quoted in unrounded number of contracts.

See accompanying Notes to Financial Statements.

Curian Series Trust

Statements of Assets and Liabilities

October 31, 2015

	Curian/PIMCO Income Fund	Curian/PIMCO Total Return Fund	Curian/WMC International Equity Fund
Assets
Investments, at value (a) (b)	$223,071,431	$692,179,730	$274,256,000
Repurchase agreements (a)	3,060,055	27,049,620	10,610,934
Total investments, at value (a)	226,131,486	719,229,350	284,866,934
Cash	1,569,471	3,336,363	2,759,396
Foreign currency (c)	185,234	1,018,542	4,218
Receivable for investment securities sold	25,868,066	332,188,151	7,293,029
Receivable for fund shares sold	5,268	5,651	1,202
Receivable from adviser	157,942	360,431	269,976
Receivable for dividends and interest	2,249,778	2,833,368	1,185,089
Receivable for variation margin on financial derivative instruments	93,683	219,473	—
Receivable for deposits with brokers and counterparties	1,778,000	1,522,611	—
Unrealized appreciation on forward foreign currency contracts	1,167,149	14,734,608	—
Unrealized appreciation on OTC swap agreements	118,836	305,168	—
OTC swap premiums paid	207,653	81,738	—
Other assets	696	16	—
Total assets	259,533,262	1,075,835,470	296,379,844
Liabilities
Payable for reverse repurchase agreements	22,977,843	40,957,113	—
Payable for advisory fees	31,588	72,086	40,497
Payable for sub-advisory fees	52,638	96,410	118,524
Payable for administrative fees	126,353	288,345	229,480
Payable for investment securities purchased	171,597	506,411,108	2,527,301
Payable for treasury roll transactions	14,611,076	16,451,351	—
Payable for fund shares redeemed	2,665,224	5,563,313	3,258,407
Payable for dividends	1,000,002	1,700,005	—
Payable for interest expense and brokerage charges	669	4,367	—
Payable for trustee fees	39,066	68,831	19,682
Payable for variation margin on financial derivative instruments	18,256	701,033	—
Payable for other expenses	17,006	14,798	7,995
Payable for deposits from counterparties	580,000	13,540,611	—
Investment in forward sales commitments, at value (d)	—	4,161,249	—
Options written, at value (e)	419,595	951,865	—
Unrealized depreciation on forward foreign currency contracts	1,362,188	3,928,859	—
Unrealized depreciation on OTC swap agreements	1,335,891	192,508	—
OTC swap premiums received	567,640	267,377	—
Payable upon return of securities loaned	7,060,055	8,149,620	12,610,934
Total liabilities	53,036,687	603,520,849	18,812,820
Net assets	$206,496,575	$472,314,621	$277,567,024
Net assets consist of:
Paid-in capital	$210,526,361	$481,328,863	$240,482,149
Undistributed net investment income (loss)	(1,044,693)	(12,836,656)	2,159,896
Accumulated net realized gain	935,604	1,748,535	1,644,229
Net unrealized appreciation (depreciation) on investments and foreign currency	(3,920,697)	2,073,879	33,280,750
	$206,496,575	$472,314,621	$277,567,024
Shares outstanding (no par value), unlimited shares authorized	19,933,078	47,345,441	22,879,022
Net asset value per share, offering and redemption price per share	$10.36	$9.98	$12.13

(a) Investments, at cost	$228,159,434	$720,040,938	$251,559,615
(b) Including value of securities on loan	6,904,968	7,938,560	12,176,950
(c) Foreign currency, at cost	183,891	1,010,980	4,218
(d) Proceeds from forward sales commitments	—	4,169,063	—
(e) Premiums from options written	583,696	1,990,714	—

See accompanying Notes to Financial Statements.

Curian Series Trust

Statements of Operations

For the Year Ended October 31, 2015

	Curian/PIMCO Income Fund	Curian/PIMCO Total Return Fund	Curian/WMC International Equity Fund
Investment income
Dividends	$302,045	$82,500	$11,259,929
Foreign taxes withheld	(840)	(4,555)	(742,200)
Interest	17,064,786	25,097,212	—
Securities lending	42,720	12,976	213,067
Other income (a)	483	1,165	7,376
Total investment income	17,409,194	25,189,298	10,738,172

Expenses
Advisory fees	666,108	1,362,124	722,032
Sub-advisory fees	1,110,174	2,070,859	2,050,415
Administrative fees	2,664,432	5,448,496	4,091,506
Chief compliance officer fees	22,870	48,306	23,881
Legal fees	9,427	20,223	9,183
Trustee fees	42,265	87,586	43,920
Interest expense	128,080	51,250	—
Other expenses	9,357	19,110	36,040
Total expenses	4,652,713	9,107,954	6,976,977
Expense voluntarily waived by Adviser	(3,330,540)	(6,810,619)	(4,813,538)
Net expenses	1,322,173	2,297,335	2,163,439
Net investment income	16,087,021	22,891,963	8,574,733

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Investments	2,501,953	(30,198,726)	3,597,088
Swap agreements	(4,181,428)	(7,618,345)	—
Foreign currency related items	4,611,210	25,150,669	(90,317)
Futures contracts	(298,497)	8,724,659	—
Written option and exchange traded futures option contracts	2,266,202	6,173,119	—
Investment securities sold short	(60,210)	—	—
Brokerage commissions recaptured	—	—	4,410
Net change in unrealized appreciation (depreciation) on:
Investments	(8,397,434)	(1,793,902)	(3,667,227)
OTC Swap agreements	(3,187,408)	(1,153,589)	—
Foreign currency related items	(1,509,060)	1,668,548	18,320
Futures and exchange traded futures option contracts and centrally cleared swap agreements	559,166	(8,024,957)	—
Written option contracts	(171,270)	896,682	—
Net realized and unrealized loss	(7,866,776)	(6,175,842)	(137,726)
Net increase in net assets from operations	$8,220,245	$16,716,121	$8,437,007

(a) Income from affiliated investments	$483	$1,165	$7,376

See accompanying Notes to Financial Statements.

Curian Series Trust

Statement of Cash Flows

For the Year Ended October 31, 2015

Curian/PIMCO Income Fund
Cash flows provided by operating activities
Net increase in net assets from operations	$8,220,245
Adjustments to reconcile net increase in net assets from operations to net cash flow provided by operating activities:
Purchase of long-term investments	(465,112,103)
Proceeds from sales and maturities of long-term investments	751,632,435
Net sales of short-term investments	17,758,114
Proceeds from forward sales commitments	11,067,435
Purchases to cover forward sales commitments	(9,911,508)
Increase in receivable for investment securities sold	(14,094,139)
Decrease in payable for investment securities purchased	(18,218,677)
Decrease in receivable for dividends and interest	2,562,039
Increase in payable for interest expense and brokerage charges	669
Decrease in payable for dividends	(500,002)
Decrease in receivable from adviser	146,833
Increase in other assets	(277)
Decrease in payable for expenses	(186,191)
Net amortization	2,585,802
Net inflation compensation	15,791
Net increase in OTC swap agreements	1,739,158
Net decrease in futures contracts and centrally cleared derivatives	(5,108,214)
Proceeds from currency transactions	3,102,150
Change in unrealized depreciation on investments, futures contracts, written options, swap agreements and currency	12,706,006
Net realized gain on investments, futures contracts, written options, swap agreements and currency	(4,839,230)
Net cash flow provided by operating activities	293,566,337
Cash flows used in financing activities
Increase in payable for reverse repurchase agreements	22,977,843
Net redemptions from capital share transactions	(276,056,295)
Net borrowing from secured financing transactions	459,158
Net proceeds from secured borrowing transactions	(391,867)
Decrease in payable for treasury roll transactions	(37,947,498)
Increase in receivable for deposits with brokers and counterparties	(973,000)
Decrease in payable for deposits with counterparties	(1,638,000)
Net cash flow used in financing activities	(293,569,659)
Net decrease in cash	(3,322)
Cash at beginning of period	1,758,027
Cash at end of period	$1,754,705

Supplemental disclosure of operating activities:
Interest expense during the period	$128,080

See accompanying Notes to Financial Statements.

Curian Series Trust

Statements of Changes in Net Assets

For the Year Ended October 31, 2015

	Curian/PIMCO Income Fund	Curian/PIMCO Total Return Fund	Curian/WMC International Equity Fund
Operations
Net investment income	$16,087,021	$22,891,963	$8,574,733
Net realized gain	4,839,230	2,231,376	3,511,181
Net change in unrealized appreciation (depreciation)	(12,706,006)	(8,407,218)	(3,648,907)
Net increase in net assets from operations	8,220,245	16,716,121	8,437,007
Distributions to shareholders
From net investment income	(18,902,781)	(31,215,052)	(4,124,965)
From net realized gains	(7,361,362)	(12,719,387)	(21,000,904)
Total distributions to shareholders	(26,264,143)	(43,934,439)	(25,125,869)
Share transactions(1)
Proceeds from the sale of shares	101,160,072	195,569,162	132,641,530
Cost of shares redeemed	(354,063,453)	(720,699,494)	(319,789,420)
Change in net assets from share transactions	(252,903,381)	(525,130,332)	(187,147,890)
Change in net assets	(270,947,279)	(552,348,650)	(203,836,752)
Net assets beginning of year	477,443,854	1,024,663,271	481,403,776
Net assets end of year	$206,496,575	$472,314,621	$277,567,024
Undistributed (excess of distributions over) net investment income	$(1,044,693)	$(12,836,656)	$2,159,896

(1) Share transactions
Shares sold	9,496,292		19,245,431		10,940,952
Shares redeemed	(33,856,894)		(71,381,204)		(26,622,607)
Change in shares	(24,360,602)		(52,135,773)		(15,681,655)
Purchase and sales of investment securities (excluding short-term securities):
Purchase of securities	$468,891,588	(a)	$4,466,541,348	(b)	$375,959,312
Proceeds from sales of securities	759,772,722	(a)	4,711,670,632	(b)	567,570,664

(a) Amounts include $242,599,289 and $214,373,748 of purchases and sales, respectively, of U.S. Government Securities.

(b) Amounts include $4,150,589,985 and $4,060,899,068 of purchases and sales, respectively, of U.S. Government Securities.

See accompanying Notes to Financial Statements.

Curian Series Trust

Statements of Changes in Net Assets

For the Year Ended October 31, 2014

	Curian/PIMCO Income Fund	Curian/PIMCO Total Return Fund	Curian/WMC International Equity Fund
Operations
Net investment income	$14,758,960	$13,511,709	$4,163,885
Net realized gain	13,277,857	20,077,362	20,593,799
Net change in unrealized appreciation (depreciation)	5,941,199	(2,887,027)	(19,964,181)
Net increase in net assets from operations	33,978,016	30,702,044	4,793,503
Distributions to shareholders
From net investment income	(13,000,317)	(12,130,660)	(4,560,717)
From net realized gains	—	—	(20,479,552)
Total distributions to shareholders	(13,000,317)	(12,130,660)	(25,040,269)
Share transactions(1)
Proceeds from the sale of shares	123,773,582	357,572,323	207,994,253
Cost of shares redeemed	(205,671,805)	(335,785,282)	(74,083,067)
Change in net assets from share transactions	(81,898,223)	21,787,041	133,911,186
Change in net assets	(60,920,524)	40,358,425	113,664,420
Net assets beginning of year	538,364,378	984,304,846	367,739,356
Net assets end of year	$477,443,854	$1,024,663,271	$481,403,776
Undistributed net investment income	$1,068,269	$5,843,852	$4,004,614

(1) Share transactions
Shares sold	11,778,022	35,139,427	16,306,532
Shares redeemed	(19,628,075)	(32,893,746)	(5,831,027)
Change in shares	(7,850,053)	2,245,681	10,475,505

See accompanying Notes to Financial Statements.

Curian Series Trust

Financial Highlights

For a Share Outstanding

		Increase (Decrease) from Investment Operations			Distributions from				Supplemental Data		Ratios
Period Ended	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized & Unrealized Gains (Losses)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investment Transactions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in thousands)	Portfolio Turnover(b)	Net Expenses to Average Net Assets(c)		Total Expenses to Average Net Assets(c)	Net Investment Income (Loss) to Average Net Assets(c)
Curian/PIMCO Income Fund

10/31/2015	$10.78	$0.38	$(0.16)	$0.22	$(0.47)	$(0.17)	$10.36	2.03%	$206,497	99%	0.30	%(d)	1.05%	3.62%
10/31/2014	10.32	0.31	0.43	0.74	(0.28)	—	10.78	7.26	477,444	141	0.73	(d)	1.04	2.99
10/31/2013	10.89	0.28	(0.35)	(0.07)	(0.34)	(0.16)	10.32	(0.66)	538,364	128	0.85		1.02	2.62
10/31/2012 *	10.00	0.27	0.92	1.19	(0.30)	—	10.89	12.11	619,040	115	0.85		1.04	2.56
Curian/PIMCO Total Return Fund

10/31/2015	10.30	0.26	(0.08)	0.18	(0.36)	(0.14)	9.98	1.76	472,315	443	0.25	(e)	1.00	2.52
10/31/2014	10.12	0.13	0.17	0.30	(0.12)	—	10.30	2.98	1,024,663	410	0.67	(e)	1.00	1.30
10/31/2013	10.63	0.14	(0.18)	(0.04)	(0.17)	(0.30)	10.12	(0.46)	984,305	313	0.80		0.99	1.32
10/31/2012 *	10.00	0.18	0.63	0.81	(0.18)	—	10.63	8.19	1,054,996	519	0.80		1.02	1.73
Curian/WMC International Equity Fund

10/31/2015	12.48	0.22	0.06	0.28	(0.10)	(0.53)	12.13	2.52	277,567	82	0.45		1.45	1.78
10/31/2014	13.09	0.12	0.11	0.23	(0.15)	(0.69)	12.48	1.63	481,404	96	1.10		1.45	0.96
10/31/2013	10.93	0.17	2.23	2.40	(0.16)	(0.08)	13.09	22.36	367,739	109	1.32		1.46	1.45
10/31/2012 *	10.00	0.14	0.79	0.93	—	—	10.93	9.30	254,198	90	1.32		1.49	1.35

*    Commenced operations on November 2, 2011.

(a) Per share data calculated using average shares method.

(b) Not annualized for periods less than one year.

(c) Annualized for periods less than one year.

(d) The ratio of expenses to average net assets without interest expense for the Curian/PIMCO Income Fund was 0.72% and 0.27% for the year ended October 31, 2014 and October 31, 2015, respectively.

(e) Reflects the ratio of expenses to average net assets with and without interest expense for the Curian/PIMCO Total Return Fund.

See accompanying Notes to Financial Statements.

Curian Series Trust

Notes to Financial Statements

October 31, 2015

NOTE 1. ORGANIZATION

The Curian Series Trust (“Trust”) is an open-end management investment company organized under the laws of the state of Massachusetts, by a Declaration of Trust, dated November 5, 2010.  The Trust is registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”), and its shares are registered under the Securities Act of 1933, as amended (“1933 Act”).  The Trust currently offers shares in three (3) separate funds (each a “Fund”, and collectively, “Funds”), each with its own investment objective:  Curian/PIMCO Income Fund and Curian/PIMCO Total Return Fund, for which Pacific Investment Management Company LLC (“PIMCO”) serves as the Sub-Adviser, and Curian/WMC International Equity Fund, for which Wellington Management Company, LLP (“WMC”) serves as the Sub-Adviser.  PIMCO and WMC are each referred to herein as a “Sub-Adviser”.  The Funds are diversified Funds for purposes of the 1940 Act.

Curian Capital, LLC (“Curian,” “Adviser” or “Administrator”) serves as the investment adviser and administrator of the Funds with the responsibility for the professional investment supervision and management of the Funds.  Curian is a wholly owned subsidiary of Jackson National Life Insurance Company (“Jackson”), which is in turn wholly owned by Prudential plc, a publicly traded company incorporated in the United Kingdom.  Prudential plc is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America.  At October 31, 2015, Curian owned 4,000 shares of each Fund.

Purchases and redemptions of shares of the Funds are initiated by Curian and shares may be purchased on behalf of clients in its separately managed account program (the “Curian Program”).  Each Fund offers one share class without a sales charge or redemption fees.

On July 30, 2015, Curian announced that it had decided to stop accepting new accounts under the Curian Program effective July 31, 2015.  The Funds are investment options within the Curian Program, and all of the shareholders of the Funds, with the exception of the shares owned by Curian, are accountholders in the Curian Program.  Curian will continue to actively manage existing accounts within the Curian Program into 2016 to allow financial professionals and clients sufficient time to plan for the transition of accounts.  Curian expects to exit the asset management business around the end of the first quarter 2016.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”.  The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”):

Security Valuation - Curian has entered into a sub-administration and fund accounting services agreement on behalf of the Funds with Jackson Fund Services (“JFS” or “Sub-Administrator”), a division of Jackson National Asset Management, LLC (“JNAM”).  Curian and JNAM are subsidiaries of Jackson and affiliates.  Under the Trust’s valuation policy and procedures, the Trust’s Board of Trustees (“Board” or “Trustees”) has delegated the daily operational oversight of the securities valuation function to the Pricing Committee of JFS (“Pricing Committee”), which consists of certain officers of the Trust and JNAM management.  The Pricing Committee is responsible for determining fair valuations for any security for which market quotations are not readily available.  For those securities fair valued under procedures adopted by the Board, the Pricing Committee reviews and affirms the reasonableness of the fair valuation determinations after considering all relevant information that is reasonably available.  The Pricing Committee’s fair valuation determinations are subject to review by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.  For fair valuation determinations that are deemed significant, the Board is promptly notified, in detail, of the fair valuation.

The net asset value (“NAV”) of each Fund shall be determined as of the close of trading (generally, 4:00 PM Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open for trading.  Stocks traded on an exchange are generally valued at the official closing price of the exchange where the security is principally traded.  If there is no official closing price for the security, the security may be valued at the last quoted sale price on the exchange where the security is principally traded or final bid price in the absence of a sale.  Stocks not listed on a national or foreign stock exchange may be valued at the closing bid price on the over the counter (“OTC”) market.  The Sub-Administrator has retained an independent statistical fair value pricing service to assist in the fair valuation process for securities traded in foreign markets in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time at which the NAVs are determined.  Investments in mutual funds are valued at the NAV per share determined as of the close of the NYSE on each valuation date.  Short-term securities maturing within sixty (60) days are valued at amortized cost, unless it is determined that such practice does not approximate market value.  Debt securities are generally valued by independent pricing services approved by the Board.  If pricing services are unable to provide valuations, debt securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from each Fund’s Sub-Adviser, a broker/dealer or a widely used quotation system.  Futures contracts traded on an exchange are generally valued at the exchange’s settlement price.  If the settlement price is not available, exchange traded futures are valued at the last sales price as of the close of business on the local exchange.  Options traded on an exchange are generally valued at the last traded price as of the close of business on the local exchange. If the last trade is determined to not be representative of fair value, exchange traded options are valued at the last bid.  Forward foreign currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE.  Centrally cleared swap agreements, listed on a multilateral or trade facility platform, such as a registered exchange, are valued by the respective exchange.  The exchange determines a daily settlement price via pricing models which use, as appropriate, its members’ actionable levels across complete term structures along with information obtained from external third party price providers.  OTC derivatives, including options and swap agreements, are generally valued by approved pricing services.  If the pricing services are unable to provide valuations, OTC derivatives are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker/dealer or by pricing models using observable inputs.  Pricing services utilized to value debt and derivative instruments

Curian Series Trust

Notes to Financial Statements

October 31, 2015

may use various pricing techniques which take into account appropriate factors such as: yield; credit quality; coupon rate; maturity; type of issue; trading characteristics; call features; credit ratings; broker quotes; and other relevant data.

Market quotations may not be readily available for certain investments or it may be determined that a quotation of an investment does not represent market value.  In such instances, the investment is valued as determined in good faith using procedures approved by the Board.  Situations that may require an investment to be fair valued may include instances where a security is thinly traded, halted or restricted as to resale.  In addition, investments may be fair valued based on the occurrence of a significant event.  Significant events may be specific to a particular issuer, such as mergers, restructurings or defaults.  Alternatively, significant events may affect an entire market, such as natural disasters, government actions and significant changes in the value of U.S. securities markets.  Securities are fair valued based on observable and unobservable inputs, including the Sub-Administrator’s or Pricing Committee’s own assumptions in determining the fair value of an investment.  Under the procedures approved by the Board, the Sub-Administrator may utilize pricing services or other sources, including the Funds’ Sub-Advisers, to assist in determining the fair value of an investment.  Factors considered to determine fair value may include the correlation with price movement of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading or other market data.

If an investment is valued at a fair value for purposes of calculating a Fund’s NAV, the value may be different from the last quoted price for the investment depending on the source and method used to determine the value.  Although there can be no assurance, in general, the fair value of the investment is the amount the owner of such investment might reasonably expect to receive in an orderly transaction between market participants upon its current sale.

Distributions to Shareholders - The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.  Dividends from net investment income are declared and distributed monthly for Curian/PIMCO Income Fund and Curian/PIMCO Total Return Fund and declared and distributed at least annually, if any, for Curian/WMC International Equity Fund.  Distributions of net realized capital gains, if any, will be distributed at least annually, to the extent they exceed available capital loss carry forwards.

Expenses - Expenses are recorded on an accrual basis.  Expenses of the Trust that are directly attributable to a specific Fund are charged to that Fund.  Other Trust level expenses are allocated to the Funds based on the average daily net assets of each Fund.

Security Transactions and Investment Income - Security transactions are recorded on the trade date for financial reporting purposes.  Dividend income, net of applicable withholding taxes, is recorded on the ex-dividend date.  Corporate actions involving foreign securities, including dividends, are recorded when the information becomes available.  Income received in lieu of dividends for securities loaned is included in dividends in the Statements of Operations.  Interest income, including level-yield amortization of discounts and premiums, is accrued daily.  A Fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful.  A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.  Realized gains and losses are determined on the specific identification basis.

Foreign Taxes - The Funds may be subject to foreign taxes on income, gains on investments or foreign currency purchases and repatriation, a portion of which may be recoverable.  The Funds will accrue such taxes and recoveries as applicable, based upon the current interpretations of tax rules and regulations that exist in the markets in which the Funds invest.

Foreign Currency Translations - The accounting records of each Fund are maintained in U.S. dollars.  Each business day, the market values of foreign securities, currency holdings and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars based on current exchange rates.  Purchases and sales of investment securities, income receipts and expense payments are translated into U.S. dollars based on the respective exchange rates prevailing on the dates of such transactions.  The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of foreign securities.  Such fluctuations are included in net realized and unrealized gain or loss on investments.

Net realized gains and losses on foreign currency related items are considered ordinary income for tax purposes and arise from sales of foreign currencies; currency gains or losses realized between the trade and settlement dates on securities transactions; the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar amounts actually received or paid; and the realized gains or losses resulting from portfolio and transaction hedges.  Net unrealized gain or loss on foreign currency related items include gains and losses from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in currency exchange rates.

Guarantees and Indemnifications - In the normal course of business, the Trust may enter into contracts that contain a variety of representations which provide general indemnifications for certain liabilities. Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds.  However, since their commencement of operations, the Funds have not had claims or losses pursuant to their contracts and expect the risk of loss to be remote.  The Funds’ maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Funds cannot be determined and the Funds have no historical basis for predicting the likelihood of any such claims.

Use of Estimates - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

Curian Series Trust

Notes to Financial Statements

October 31, 2015

Statement of Cash Flows - GAAP requires entities providing financial statements that report both a financial position and results of operations to also provide a statement of cash flows for each period for which results of operations are provided, but exempts investment companies meeting certain conditions including that the investment company had little or no debt, based on the average debt outstanding during the period, in relation to average total assets and that substantially all the investment company’s investments were carried at Level 1 or Level 2 measurements in accordance with FASB ASC Topic 820.  During the year, Curian/PIMCO Income Fund had secured borrowing transactions and reverse repurchase agreements which were determined to be at a level requiring a Statement of Cash Flows.

Recent Accounting Pronouncements - In June 2014, FASB released Accounting Standards Update (“ASU”) 2014-11 “Repurchase-to-Maturity Transactions, Repurchase Financings and Disclosures”.  The amendments in this ASU change the accounting for repurchase-to-maturity transactions and linked repurchase financings to secured borrowing accounting, which is consistent with the accounting for other repurchase agreements.  The amendments also require two new disclosures.  The first disclosure requires an entity to disclose information on transfers accounted for as sales in transactions that are economically similar to repurchase agreements.  The second disclosure provides increased transparency about the types of collateral pledged in repurchase agreements and similar transactions accounted for as secured borrowings.  ASU 2014-11 is effective for the first interim and annual period beginning on or after December 15, 2014.  Management is currently evaluating the impact the ASU may have on the Funds’ financial statements.

NOTE 3.  FASB ASC TOPIC 820, “FAIR VALUE MEASUREMENT”

This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.  Various inputs are used in determining the value of a Fund’s investments under FASB ASC Topic 820 guidance.  The inputs are summarized into three broad categories.

Level 1 includes valuations based on quoted prices of identical securities in active markets, including valuations for securities listed on a national or foreign stock exchange or investments in mutual funds, which are valued at their daily reported NAV.

Level 2 includes valuations determined from significant direct or indirect observable inputs.  Direct observable inputs include broker quotes, third party prices, closing prices of similar securities in active markets, closing prices for identical or similar securities in non-active markets or corporate action or reorganization entitlement values.  Indirect significant observable inputs include factors such as interest rates, yield curves, prepayment speeds or credit ratings.  Level 2 includes valuations for fixed income securities, including certain term loans, OTC derivatives, centrally cleared swap agreements, broker quotes in active markets, securities subject to corporate actions, securities valued at amortized cost, international equity securities priced by an independent statistical fair value pricing service, swap agreements valued by pricing services, or ADRs and GDRs for which quoted prices in active markets are not available.

Level 3 includes valuations determined from significant unobservable inputs, including management’s own assumptions in determining the fair value of the investment.  Inputs used to determine the fair value of Level 3 securities include security specific inputs such as: credit quality, credit rating spreads, issuer news, trading characteristics, call features or maturity; or industry specific inputs such as:  trading activity of similar markets or securities, changes in the security’s underlying index or changes in comparable securities’ models.  Level 3 valuations include securities that are priced based on single source broker quotes, term loans that do not meet certain liquidity thresholds, where prices may be unavailable due to halted trading, restricted to resale due to market events, newly issued or investments for which reliable quotes are otherwise not available.

To assess the continuing appropriateness of security valuation, the Sub-Administrator regularly compares prior day prices with current day prices, transaction prices and alternative vendor prices.  When the comparison results exceed pre-defined thresholds, the Sub-Administrator challenges the prices exceeding tolerance levels with the pricing service or broker.  To verify Level 3 unobservable inputs, the Sub-Administrator uses a variety of techniques as appropriate to substantiate these valuation approaches including a regular review of key inputs and assumptions, transaction back-testing or disposition analysis and review of related market activity.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes each Fund’s investments in securities and other financial instruments as of October 31, 2015 by valuation level.

	Assets - Securities
	Level 1	Level 2	Level 3	Total
Curian/PIMCO Income Fund
Non-U.S. Government Agency ABS	$—	$24,103,651	$—	$24,103,651
Corporate Bonds and Notes	—	151,114,989	—	151,114,989
Variable Rate Senior Loan Interests	—	—	833,758	833,758
Government and Agency Obligations	—	37,525,156	—	37,525,156
Trust Preferreds	111,400	—	—	111,400
Purchased Options	—	716,503	—	716,503
Short Term Investments	4,000,000	7,726,029	—	11,726,029
Fund Total	$4,111,400	$221,186,328	$833,758	$226,131,486

Curian Series Trust

Notes to Financial Statements

October 31, 2015

	Assets - Securities
	Level 1	Level 2	Level 3	Total
Curian/PIMCO Total Return Fund
Non-U.S. Government Agency ABS	$—	$102,722,976	$—	$102,722,976
Corporate Bonds and Notes	—	93,163,881	—	93,163,881
Government and Agency Obligations	—	457,397,349	—	457,397,349
Preferred Stocks	1,303,500	—	—	1,303,500
Purchased Options	26,867	918,744	—	945,611
Short Term Investments	6,000,000	57,696,033	—	63,696,033
Fund Total	$7,330,367	$711,898,983	$—	$719,229,350
Curian/WMC International Equity Fund
Common Stocks	$40,875,139	$229,854,618	$—	$270,729,757
Preferred Stocks	1,526,243	—	—	1,526,243
Short Term Investments	2,000,000	10,610,934	—	12,610,934
Fund Total	$44,401,382	$240,465,552	$—	$284,866,934

	Liabilities - Securities
	Level 1	Level 2	Level 3	Total
Curian/PIMCO Total Return Fund
Government and Agency Obligations	$—	$(4,161,249)	$—	$(4,161,249)
Fund Total	$—	$(4,161,249)	$—	$(4,161,249)

	Assets - Investments in Other Financial Instruments(1)
	Level 1	Level 2	Level 3	Total
Curian/PIMCO Income Fund
Open Futures Contracts	$80,511	$—	$—	$80,511
Open Forward Foreign Currency Contracts	—	1,167,149	—	1,167,149
Centrally Cleared Interest Rate Swap Agreements	—	157,597	—	157,597
OTC Credit Default Swap Agreements	—	118,836	—	118,836
Centrally Cleared Credit Default Swap Agreements	—	229,090	—	229,090
Fund Total	$80,511	$1,672,672	$—	$1,753,183
Curian/PIMCO Total Return Fund
Open Futures Contracts	$762,726	$—	$—	$762,726
Open Forward Foreign Currency Contracts	—	14,734,608	—	14,734,608
OTC Interest Rate Swap Agreements	—	181,470	—	181,470
Centrally Cleared Interest Rate Swap Agreements	—	625,865	—	625,865
OTC Credit Default Swap Agreements	—	123,698	—	123,698
Centrally Cleared Credit Default Swap Agreements	—	79,997	—	79,997
Fund Total	$762,726	$15,745,638	$—	$16,508,364

	Liabilities - Investments in Other Financial Instruments(1)
	Level 1	Level 2	Level 3	Total

Curian/PIMCO Income Fund
Written Options	$—	$(419,595)	$—	$(419,595)
Open Futures Contracts	(183,142)	—	—	(183,142)
Open Forward Foreign Currency Contracts	—	(1,362,188)	—	(1,362,188)
OTC Interest Rate Swap Agreements	—	(584,188)	—	(584,188)
Centrally Cleared Interest Rate Swap Agreements	—	(736,241)	—	(736,241)
OTC Credit Default Swap Agreements	—	(751,703)	—	(751,703)
Fund Total	$(183,142)	$(3,853,915)	$—	$(4,037,057)
Curian/PIMCO Total Return Fund
Written Options	$(20,562)	$(931,303)	$—	$(951,865)
Exchange Traded Futures Options	(586)	—	—	(586)
Open Futures Contracts	(2,863,145)	—	—	(2,863,145)
Open Forward Foreign Currency Contracts	—	(3,928,859)	—	(3,928,859)
Centrally Cleared Interest Rate Swap Agreements	—	(7,662,700)	—	(7,662,700)
OTC Credit Default Swap Agreements	—	(192,508)	—	(192,508)
Centrally Cleared Credit Default Swap Agreements	—	(44,542)	—	(44,542)
Fund Total	$(2,884,293)	$(12,759,912)	$—	$(15,644,205)

(1)All derivatives, except for written options, are reflected at the unrealized appreciation/(depreciation) on the instrument.  Written options are reflected at value.

Significant changes in unobservable valuation inputs to a different amount might result in a significantly higher or lower fair value measurement than the one used in a security’s valuation.

Curian Series Trust

Notes to Financial Statements

October 31, 2015

The Funds recognize transfers between levels as of the beginning of the period for financial reporting purposes.  The following table summarizes significant transfers between Level 1 and Level 2 valuations for the period ended October 31, 2015.

	Transfers out of Level 2 into Level 1 during the Period	Transfers out of Level 1 into Level 2 during the Period
Transfers for valuations using a statistical fair value pricing service
Curian/WMC International Equity Fund
Common Stocks	$8,685,705	$—

There were no significant transfers into or out of Level 3 for the period.  There were no significant Level 3 valuations for which significant unobservable valuation inputs were developed at October 31, 2015.

NOTE 4. SECURITIES AND OTHER INVESTMENTS

Securities Lending and Securities Lending Collateral - The Funds participate in an agency based securities lending program.  Pursuant to the securities lending agreement, the securities lending agent is authorized to loan securities on behalf of the Funds to approved borrowers and is required to maintain collateral.  Each Fund receives cash collateral against the loaned securities in an amount equal to at least 100% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the market value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day.  The Fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. The Fund bears the market risk with respect to the collateral investment and securities loaned.  The Fund also bears the risk that the agent may default on its obligations to the Fund. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower.

JPMorgan Chase Bank, N.A. (“JPM Chase” or “Custodian”) serves as custodian and securities lending agent to the Trust.  The Funds invest cash collateral in money market funds and overnight repurchase agreements which are collateralized fully by U.S. government and agency securities.  Each Fund also bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a decline in value of an approved investment.

Cash collateral received from the borrower is recorded in the Statements of Assets and Liabilities as payable upon return of securities loaned.  Investments acquired with such cash collateral are reported in a manner consistent with other portfolio investments held by each Fund as investment - at value on the Statements of Assets and Liabilities.  The value of securities on loan is disclosed under footnote (b) on the Statements of Assets and Liabilities.  Each Fund’s net exposure to a borrower is determined by the amount of any excess or shortfall in cash collateral received compared to the value of securities on loan.

U.S. Government Agencies or Government Sponsored Enterprises - Certain Funds may invest in U.S. government agencies or government sponsored enterprises.  U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. government, its agencies or instrumentalities.  Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA”), are supported by the full faith and credit of the U.S. government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (“U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality.  U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest paying securities of similar maturities.

Government-related guarantors (i.e., guarantors that are not backed by the full faith and credit of the U.S. government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”).  FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers.  Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. government.  FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages.  FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

FNMA and FHMLC were placed into conservatorship by the Federal Housing Finance Agency (“FHFA”).  As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and each enterprise’s assets.  In connection with the conservatorship, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with FNMA and FHLMC.  This agreement contains various covenants that severely limit each enterprise’s operations.  In exchange for entering into these agreements, the U.S. Treasury received senior preferred stock in each enterprise and warrants to purchase each enterprise’s common stock.  The U.S. Treasury created a new secured lending facility, which is available to FNMA and FHLMC as a liquidity backstop and created a temporary program to purchase mortgage-backed securities issued by FNMA and FHLMC.  FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remains liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities.

Unregistered Securities - A Fund may own certain investment securities, that are unregistered and thus restricted to resale. These securities may also be referred to as “private placements”.  Unregistered securities may be “illiquid” because there is no readily available market for sale of the securities.

Curian Series Trust

Notes to Financial Statements

October 31, 2015

Where future dispositions of the securities require registration under the 1933 Act, the Funds have the right to include those securities in such registration generally without cost to the Funds.  The Funds have no right to require registration of unregistered securities.

Repurchase Agreements - The Funds may invest in repurchase agreements.  In a repurchase agreement, a Fund receives debt securities (collateral) subject to an obligation of the seller to repurchase, and the Fund to resell, the securities at an agreed upon price and date.  The underlying securities used as collateral for repurchase agreements may be held in safekeeping by the Fund’s Custodian or designated sub custodians under triparty repurchase agreements.  Earnings on collateral and compensation to the seller are based on agreed upon rates between the seller and the Fund.  Interest earned on repurchase agreements is recorded as interest income to the Fund.  When a repurchase agreement is entered into, a Fund typically receives securities with a value that approximates or exceeds the repurchase price, including any accrued interest earned on the repurchase agreement.  The value of such securities will be marked to market daily, and cash or additional securities will be exchanged between the parties with a frequency and in amounts prescribed in the repurchase agreement.  In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of such collateral may decline.

Reverse Repurchase Agreements - Certain Funds may enter into reverse repurchase agreements.  In a reverse repurchase agreement, a Fund delivers to a counterparty a security in exchange for cash with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date.  Cash received in exchange for securities delivered plus accrued interest to be paid by the Fund are reflected as liabilities on the Statements of Assets and Liabilities.  Interest paid is recorded as interest expense to the Fund.  The Fund receives principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. In periods of increased demand of the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund.  A reverse repurchase agreement involves the risk that the value of the security delivered by the Fund may decline below the repurchase price of the security.  A Fund will segregate assets determined to be liquid at the Custodian or otherwise cover its obligations under reverse repurchase agreements.

The average daily balance and the weighted average interest rate for reverse repurchase agreements, for the year ended October 31, 2015, were as follows:  Curian/PIMCO Income Fund, $32,793,381 and 0.24% for 341 days outstanding; and Curian/PIMCO Total Return Fund $24,701,779 and 0.28% for 183 days outstanding, respectively.  The Funds had the following reverse repurchase agreements outstanding on October 31, 2015.

	Counter- party	Payable for Reverse Repurchase Agreement Including Interest Payable	Collateral Amount	Interest Rate Expense	Date of Agreement	Maturity Date
Curian/PIMCO Income Fund
	SGB	$16,858,846	$16,683,139	0.09%	10/20/15	11/16/15
	BCL	2,832,282	2,795,113	0.30	10/27/15	11/04/15
	RBS	2,188,140	2,159,754	0.33	10/27/15	11/04/15
	SGB	1,100,037	1,085,885	0.12	10/22/15	11/09/15
Curian/PIMCO Total Return Fund
	SGB	10,709,674	10,606,168	0.21	10/06/15	11/06/15
	CAC	9,282,178	9,097,711	0.21	10/05/15	11/05/15
	RBS	7,520,460	7,598,757	0.22	10/02/15	11/05/15
	SGB	4,949,423	4,849,662	0.22	10/27/15	11/10/15
	CAC	4,300,616	4,259,088	0.20	10/05/15	11/06/15
	JPM	4,200,583	4,156,853	0.20	10/20/15	11/16/15

Forward Sales Commitments - Certain Funds may purchase or sell forward sales commitments.  A forward sales commitment involves a Fund entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.  The purchase of a forward sales commitment involves the risk of loss if the value of the security to be purchased declines before the settlement date while the sale of a forward sales commitment involves the risk that the value of the securities to be sold may increase before the settlement date.  A Fund may dispose of or renegotiate forward sales commitments after they are entered into, and may close these positions before they are delivered, which may result in capital gain or loss.

Delayed-Delivery Securities - Certain Funds may purchase or sell securities on a delayed delivery basis, including “To Be Announced” (“TBA”) or “To Be Acquired” securities.  These transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period.  In TBA transactions, a Fund commits to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date of the underlying securities.  When delayed-delivery purchases are outstanding, the Fund is required to have sufficient cash and/or liquid securities to cover its commitments on these transactions.  When purchasing a security on a delayed-delivery basis, the Fund assumes the rights of ownership of the security, including the risk of price and yield fluctuations, and considers such fluctuations when determining its NAV.  A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a realized gain or loss.  When a Fund has sold a security on a delayed delivery basis, the Fund does not participate in future gains or losses with respect to the security.  Securities purchased on a TBA basis are not settled until they are delivered to the Fund.  In connection with TBA transactions, Funds may maintain a short position related to certain securities.  In connection with these transactions, the Fund owns an equal amount of the securities or holds securities convertible (or exchangeable) into an equal amount of the securities, of the same issuer, as the position held short.

Mortgage-Backed Dollar and Treasury Roll Transactions - Certain Funds may sell mortgage-backed or treasury securities and simultaneously contract to repurchase securities at a future date at an agreed upon price.  A Fund may only enter into covered rolls.  A “covered roll” is a type of dollar roll for which a Fund maintains offsetting positions in cash, U.S. Government securities, or other liquid assets which mature on or before the forward repurchase

Curian Series Trust

Notes to Financial Statements

October 31, 2015

settlement date of the dollar roll transaction.  During the period between the sale and repurchase, a Fund forgoes interest and principal paid on the mortgage-backed securities.  A Fund is compensated by the interest earned on the cash proceeds of the initial sale and from negotiated fees paid by brokers offered as an inducement to the Fund to “roll over” its purchase commitments.  A Fund may dispose of “covered roll” securities after they are entered into and close these positions before their maturity, which may result in a realized gain or loss.

In a mortgage-backed or treasury securities roll transaction, if the repurchased security is determined to be similar, but not substantially the same, the transaction is accounted for as a purchase and sale.  Any gains, losses and any income or fees earned are recorded to realized gain or loss.  If the repurchased security is determined to be substantially the same, the transaction is accounted for as a secured borrowing, rather than as a purchase and sales transaction.  For Funds with significant transactions characterized as secured borrowing transactions, any income or fees earned are recorded to investment income and financing costs associated with the transaction are recorded to interest expense.

Dollar roll transactions involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price of those securities which the Fund is obligated to purchase or that the return earned by the Fund with the proceeds of a dollar roll may not exceed transaction costs.

The average daily balance and the weighted average interest rate for treasury roll transactions, for the year ended October 31, 2015, were as follows:  Curian/PIMCO Income Fund, $40,875,535 and 0.14%, for 345 days outstanding; and Curian/PIMCO Total Return Fund, $20,588,110 and 0.19%, for 149 days outstanding, respectively.  At October 31, 2015, Curian/PIMCO Income Fund and Curian/PIMCO Total Return Fund had, $67,290 and $9,654, respectively, of deferred income included in payable for treasury roll transactions on the Statements of Assets and Liabilities.

Inflation-Indexed Bonds - Certain Funds may invest in inflation-indexed bonds which are fixed income securities whose principal value is periodically adjusted to the rate of inflation.  The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds.  Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation.  Any increase in the principal amount of an inflation-indexed bond will be considered interest income, even though investors do not receive principal payments until maturity.

NOTE 5. INVESTMENT TRANSACTION AGREEMENTS AND COLLATERAL

Under various agreements, certain investment transactions require collateral to be pledged to/from a Fund and a counterparty or segregated at the custodian.  U.S. Treasury Bills and U.S. dollars are generally the preferred forms of collateral, although other forms of high quality or sovereign securities may be used.  Securities held by a Fund that are used as collateral are identified as such within the Schedules of Investments.  Collateral for OTC financial derivative transactions paid to or received from brokers and counterparties is included in receivable for deposits with brokers and counterparties and due to brokers and counterparties for deposits in the Statements of Assets and Liabilities.

Master Netting Agreements (“Master Agreements”) - Certain Funds are subject to various Master Agreements, which govern the terms of certain transactions and mitigate the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty.  Since different types of financial transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, potentially resulting in the need for multiple agreements with a single counterparty.  A Fund may net exposure and collateralize multiple transaction types governed by the same Master Agreement with the same counterparty and may close out and net its total exposure to a counterparty in the event of a default and/or termination event with respect to all the transactions governed under a single agreement with a counterparty.  Each Master Agreement defines whether the Fund is contractually able to net settle daily payments.  Additionally, certain circumstances, such as laws of a particular jurisdiction or settlement of amounts due in different currencies, may prohibit or restrict the right of offset as defined in the Master Agreements.

Master Agreements also help limit credit and counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.  Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral) governed under the relevant master agreement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of Master Agreement.  A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.  To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance.  The Funds’ Sub-Advisers attempt to limit counterparty risk by only entering into Master Agreements with counterparties which the Sub Adviser believes to have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.  For swap agreements executed with a Derivatives Clearing Organization (“DCO”) in a multilateral or other trade facility platform (“centrally cleared swaps”), counterparty risk is reduced by shifting exposure from the counterparty to the DCO.  Additionally, the DCO has broad powers to provide an orderly liquidation in the event of a default.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) - Master Repo Agreements govern repurchase, reverse repurchase and treasury roll transactions between a Fund and select counterparties. The Master Repo Agreements maintain provisions for, among other things, initiation and confirmation, income payments and transfer, events of default, termination and maintenance of collateral.  In the event of default, the total value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Securities purchased under repurchase agreements are reflected as an asset on each Fund’s Statement of Assets and Liabilities.  The value of repurchase agreements and collateral pledged or received by a counterparty are disclosed in the Schedules of Investments.  A Fund’s net exposure to the counterparty is determined by the amount of any excess or shortfall in collateral compared to the value of the repurchase or reverse repurchase agreement.

Curian Series Trust

Notes to Financial Statements

October 31, 2015

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) - Master Forward Agreements govern the considerations and factors surrounding the settlement of certain forward-settling transactions, such as delayed-delivery transactions, “To Be Announced” (“TBA”) securities and treasury roll transactions between a Fund and select counterparties.  The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.    Losses may arise due to changes in the value of the underlying securities prior to settlement date, if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic or other factors.  In the event of default, the unrealized gain or loss will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.  In the ordinary course of business, settlements of transactions are not typically subject to net settlement, except for TBA pools.

International Swaps and Derivatives Association Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) - ISDA Master Agreements govern OTC financial derivative transactions entered into by a Fund’s Sub-Adviser and select counterparties.  The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, events of default, termination and maintenance of collateral.   Termination includes conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement.  Any election to early termination could be material to the financial statements.  In the event of default, the total financial derivative value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.  The amount of collateral exchanged is based on provisions within the ISDA Master Agreements and is determined by the net exposure with the counterparty and is not identified for a specific OTC derivative instrument.

Customer Account Agreements - Customer Account Agreements and related addendums govern cleared derivative transactions such as futures, options on futures and centrally cleared derivatives.  If a Fund transacts in centrally cleared derivatives, the Sub-Adviser is a party to agreements with (1) a Futures Commissions Merchant (“FCM”) in which the FCM facilitates the execution of the centrally cleared derivative with the DCO and (2) with an executing broker/swap dealer to agree to the terms of the swap and resolution process in the event the centrally cleared swap is not accepted for clearing by the designated DCO.  Cleared derivatives transactions require posting an amount of cash or cash equivalents equal to a certain percentage of the contract amount known as the “initial margin” as determined by each relevant clearing agency and is segregated at an FCM which is registered with the Commodity Futures Trading Commission (“CFTC”) or the applicable regulator.  The Fund receives from or pays to the counterparty an amount of cash equal to the daily fluctuation in the value of the contracts.  Such receipts or payments are known as the “variation margin”.  Variation margin received may not be netted between futures and centrally cleared derivatives.  In the event of default, counterparty risk is significantly reduced as creditors to the FCM do not have claim to the Fund’s assets in the segregated account.  Additionally, portability of exposure in the event of default further reduces risk.

NOTE 6.  FINANCIAL DERIVATIVE INSTRUMENTS

Options Transactions - A Fund may buy and sell (“write”) call and put options on futures, indices, currencies and swap agreements (“swaptions”). An option is a contract that gives the purchaser of the option, in return for a premium paid, the right to buy a specified underlying instrument from the writer of the option (in the case of a call option), or to sell a specified underlying instrument to the writer of the option (in the case of a put option) at a designated price.  The right to exercise is dependent upon the contract terms and can be during the term or at expiration of the option.  When a Fund purchases an option, the premium paid by the Fund is recorded as an asset and is subsequently marked-to-market to reflect the current value of the option.  Premiums paid for purchasing options which expire are treated as realized losses.  Premiums paid for purchasing options which are exercised or closed are added to the cost basis of the underlying investment or offset against the proceeds of the underlying investment transaction to determine realized gain or loss.  Purchasing call options tends to increase a Fund’s exposure to the underlying instrument.  Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument.  The risks associated with purchasing options are limited to premiums paid and the failure of the counterparty to honor its obligation under the contract.  When a Fund writes a call or put option, the premium received by the Fund is recorded as a liability and is subsequently marked to market to reflect the current value of the option.  Premiums received from writing options which expire are treated as realized gains.  Premiums received from writing options which are exercised or closed are added to the proceeds of the underlying investment transaction or reduce the cost basis of the underlying investment to determine the realized gain or loss.  Writing call options tends to decrease a Fund’s exposure to the underlying instrument.  Writing put options tends to increase a Fund’s exposure to the underlying instrument.  The risk associated with writing an option that is exercised is that an unfavorable change in the price of the security underlying the option could result in a Fund buying the underlying security at a price higher than the current value or selling the underlying security at a price lower than the current market value.  There is also the risk a Fund may not be able to enter into a closing transaction if the market is illiquid.  Options written by a Fund do not give rise to counterparty credit risk, as they obligate the Fund, not the counterparty, to perform.

Depending on the exchange on which an exchange traded futures option is traded, premium may be paid/received when purchasing/writing the option or there may be no premium paid/received when purchasing/writing the option.  Exchange traded futures options are marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss.  Variation margin on these options is recorded by the Fund until the contracts are terminated at which time realized gains and losses are recognized.  Exchange traded futures options involve to varying degrees, risk of loss in excess of the variation margin recorded by the Fund.

Swaptions are similar to options on securities except that instead of purchasing the right to buy or sell a security, the writer or purchaser of the swaption is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement.  The right to exercise is dependent upon the contract terms and can be during the term or at expiration of the option.  Swaptions are illiquid investments.

Futures Contracts - A Fund may buy and sell futures on interest rates.  A futures contract is a standardized contract obligating two parties to exchange a specified asset at an agreed upon price and date.  Variation margin is recorded by the Fund until the contracts are terminated at which time realized gains

Curian Series Trust

Notes to Financial Statements

October 31, 2015

and losses are recognized.  Futures contracts involve to varying degrees, risk of loss in excess of the variation margin recorded by the Fund.  The primary risks associated with the use of futures contracts are the imperfect correlation between the change in value of the securities held by a Fund or the change in the value of an underlying entity and the prices of the futures contracts and the possibility a Fund may not be able to enter into a closing transaction because of an illiquid market.  With futures, counterparty risk to a Fund is reduced since futures contracts are exchange traded and the exchange’s clearinghouse, acting as counterparty to all exchange traded futures, guarantees the futures contracts against default.

Forward Foreign Currency Contracts - A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date.  The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of a Fund’s investment securities, but it does establish a fixed rate of currency exchange that can be achieved in the future.  The value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates.  Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by a Fund as an unrealized gain or loss and as a receivable or payable from forward foreign currency contracts.  Upon settlement, or delivery or receipt of the currency, a realized gain or loss is recorded which is equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.  Forward foreign currency contracts involve market risk in excess of the receivable or payable related to forward foreign currency contracts recorded by the Funds.  Although contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase.  Additionally, a Fund could be exposed to the risk of a previously hedged position becoming unhedged if the counterparty to a contract is unable to meet the terms of the contract or if the currency changes unfavorably to the value of the offsetting currency.

Swap Agreements - Swap agreements are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals.  Swap agreements may be privately negotiated in the OTC market or executed and centrally cleared with a DCO.  OTC swaps are typically illiquid investments.

Swap agreements are marked-to-market daily and the change in value is recorded by a Fund as an unrealized gain or loss.  For OTC swaps, premiums paid or received at the beginning of the measurement period are recorded as an asset or liability by the Fund and represent payments made or received upon entering into the OTC swap to compensate for differences between the stated terms of the OTC swap and prevailing market conditions relating to credit spreads, interest rates, currency exchange rates and other relevant factors as appropriate.  These upfront payments are recorded as a realized gain or loss upon termination or maturity of the OTC swap.  For centrally cleared swaps, daily changes in valuation are recorded as a receivable or payable, as appropriate, and received from or paid to the DCO on a daily basis until the contracts are terminated at which time a realized gain or loss is recorded.  The use of centrally cleared swaps may require a Fund to commit initial and variation margin that may otherwise not be required under an OTC swap.  A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss.  Net periodic payments received or paid by a Fund are included as part of realized gain or loss.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the unrealized gain or loss recorded by a Fund.  Such risks include that there is no liquid market for OTC swaps, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreement and that there may be unfavorable changes in interest rates or value of underlying securities.  Centrally cleared swaps involve to varying degrees, risk of loss in excess of the variation margin recorded by the Fund.

Interest Rate Swap Agreements - Interest rate swap agreements involve the exchange by a Fund with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal.  Forms of interest rate swap agreements that the Funds have entered into include:  fixed-for-floating rate swaps, under which a party agrees to pay a fixed rate in exchange for receiving a floating rate tied to a benchmark and floating-for-fixed rate swaps, under which a party agrees to pay a floating rate in exchange for receiving a fixed rate.

A Fund’s maximum risk of loss from counterparty credit risk for an interest rate swap agreement is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent this amount is positive.

Credit Default Swap Agreements - Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return if a credit event occurs for the referenced entity, obligation or index.  As a seller of protection, a Fund will generally receive from the buyer of protection a premium in return for such protection and/or a fixed rate of income throughout the term of the swap if there is no credit event.  A credit event is defined under the terms of each swap agreement and may include, but is not limited to, underlying entity default, bankruptcy, restructuring, write-down, principal shortfall or interest shortfall.  As a seller, a Fund adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the credit default swap.  If a Fund is a seller or buyer of protection and a credit event occurs, as defined under the terms of that particular credit default swap agreement, the Fund will either pay to or receive from the buyer or seller of protection an amount prescribed in that particular swap agreement.  Until a credit event occurs, recovery values are determined by market makers considering either industry standard recovery rates or entity specific factors and considerations.  When a credit event occurs, the recovery value is determined by a facilitated auction, administered by ISDA, whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

A Fund may use credit default swap agreements on corporate or sovereign issues to provide a measure of protection against defaults of an issuer (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.  If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of

Curian Series Trust

Notes to Financial Statements

October 31, 2015

the specific referenced obligation.  The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

A Fund may use credit default swap agreements on credit indices to hedge a portfolio of credit default swap agreements or bonds, to protect investors owning bonds against default and to speculate on changes in credit quality.  A credit index is a basket of credit instruments or exposures designed to represent a portion of the credit market.  These indices consist of reference credits that are considered to be the liquid entities in the credit default swap market based on the index sector.  Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities and emerging market securities.  These components can be determined based upon various credit ratings within each sector.  Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates.  An index credit default swap references all the issuers in the index, and if there is a credit event, the credit event is settled based on that issuer’s weight in the index.  The composition of the indices changes periodically, usually every six months, and for most indices, each issuer has an equal weight in the index.

Either as a seller of protection or a buyer of protection of a credit default swap agreement, a Fund’s maximum risk of loss from counterparty risk is the fair value of the agreement.  The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement.  Notional amounts of all credit default swap agreements outstanding as of October 31, 2015, for which a Fund is the seller of protection, are disclosed in the Schedules of Investments.  These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

FASB ASC Topic 815, “Derivatives and Hedging” and Financial Instruments Eligible for Offset - FASB ASC Topic 815 includes the requirement for enhanced qualitative disclosures about objectives and strategies for using derivative instruments and disclosures regarding credit related contingent features in derivative instruments; as well as quantitative disclosures in the semi-annual and annual financial statements about fair value, gains and losses, and volume of activity for derivative instruments.  Information about these instruments is disclosed in the context of each instrument’s primary underlying risk exposure which is categorized as credit, equity price, interest rate and foreign currency exchange rate risk.

The following disclosures include: (1) Objectives and strategies for each Fund’s derivative investments during the year. (2) A summary table of the fair valuations of each Fund’s derivative instruments categorized by risk exposure, which references the location on the Statements of Assets and Liabilities and the realized and unrealized gain or loss on the Statements of Operations for each derivative instrument as of October 31, 2015.  (3) A summary table of derivative instruments and certain investments of each Fund, which are subject to master netting agreements or a similar agreement and are eligible for offset in the Statements of Assets and Liabilities as of October 31, 2015.  (4) A table reflecting each Fund’s average monthly derivative volume for the year ended October 31, 2015.

Curian/PIMCO Income Fund Derivative Strategies - The Fund entered into option contracts to manage exposure to or hedge changes in interest rates, foreign currencies, equity, credit and inflation.  The Fund entered into futures contracts to manage exposure to or hedge changes in interest rates.  The Fund entered into forward foreign currency contracts to minimize foreign currency exposure on investment securities denominated in foreign currencies.  The Fund entered into interest rate swap agreements to manage duration, to manage interest rate and yield curve exposure and as a substitute for investment in physical securities.  The Fund entered into credit default swap agreements to obtain credit exposure.

Curian/PIMCO Income Fund - Derivative Instruments Categorized by Risk Exposure

	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Fair values of derivative instruments on the Statement of Assets and Liabilities as of October 31, 2015:
Assets:
Investments - at value(2)	$—	$—	$—	$716,503	$716,503
Variation margin on financial derivative instruments	1,538	—	—	92,145	93,683
Forward foreign currency contracts	—	—	1,167,149	—	1,167,149
Unrealized appreciation on OTC swap agreements	118,836	—	—	—	118,836
OTC Swaps premiums paid	187,569	—	—	20,084	207,653
	$307,943	$—	$1,167,149	$828,732	$2,303,824
Liabilities:
Variation margin on financial derivative instruments	$8,061	$—	$—	$10,195	$18,256
Options written, at value	499	—	—	419,096	419,595
Forward foreign currency contracts	—	—	1,362,188	—	1,362,188
Unrealized depreciation on OTC swap agreements	751,703	—	—	584,188	1,335,891
OTC Swaps premiums received	559,652	—	—	7,988	567,640
	$1,319,915	$—	$1,362,188	$1,021,467	$3,703,570

Curian Series Trust

Notes to Financial Statements

October 31, 2015

Curian/PIMCO Income Fund - Derivative Instruments Categorized by Risk Exposure (continued)

	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2015:
Net realized gain (loss) on:
Unaffiliated Investments(2)	$—	$583,291	$—	$(396,342)	$186,949
Swap agreements	1,245,911	—	—	(5,427,339)	(4,181,428)
Foreign currency related items	—	—	5,610,227	—	5,610,227
Futures contracts	—	57,161	—	(355,658)	(298,497)
Written options contracts and exchange traded futures option contracts	230,677	448,065	221,388	1,366,072	2,266,202
	$1,476,588	$1,088,517	$5,831,615	$(4,813,267)	$3,583,453
Net change in unrealized appreciation (depreciation) on:
Investments(2)	$—	$41,570	$—	$161,313	$202,883
OTC Swap agreements	(2,482,285)	—	—	(705,123)	(3,187,408)
Foreign currency related items	—	—	(2,310,305)	—	(2,310,305)
Futures contracts, exchange traded futures options contracts and centrally cleared swap agreements	181,225	—	—	377,941	559,166
Written option contracts	(44,246)	(60,568)	(30,527)	(35,929)	(171,270)
	$(2,345,306)	$(18,998)	$(2,340,832)	$(201,798)	$(4,906,934)

Curian/PIMCO Income Fund - Derivative and Financial Instruments Eligible for Offset

	Gross Amount Presented in the Statements of Assets and	Financial			Total Collateral (7)
	Liabilities (3)	Instruments (4)	Collateral (5)	Net Amount (6)	Cash	Security
Derivative Assets by Counterparty*
BCL	$558	$(278)	$—	$280	$—	$—
BNP	608,683	(605,731)	—	2,952	—	—
BOA	78,417	(41,916)	—	36,501	—	—
CGM	333	(333)	—	—	—	—
CIT	19,132	(19,132)	—	—	—	—
CSI	136,283	(136,283)	—	—	—	—
DUB	164,367	(164,367)	—	—	200,000	—
GSB	218,458	(144,952)	(73,506)	—	270,000	—
GSC	60,193	(60,193)	—	—	—	—
MSC	535,447	(483,979)	(51,468)	—	110,000	—
MSS	14,758	(7,748)	—	7,010	—	—
UBS	165,859	(13,910)	—	151,949	—	—
Derivatives eligible for offset	$2,002,488	$(1,678,822)	$(124,974)	$198,692
Derivatives not eligible for offset	301,336				$—	$—
	$2,303,824

Derivative Liabilities by Counterparty*
BBP	$74,808	$—	$—	$74,808	$—	$—
BCL	278	(278)	—	—	—	—
BNP	605,731	(605,731)	—	—	—	151,965
BOA	41,916	(41,916)	—	—	—	—
CGM	2,328	(333)	—	1,995	—	—
CIT	84,286	(19,132)	—	65,154	—	—
CSI	262,765	(136,283)	(126,482)	—	—	707,469
DUB	1,068,112	(164,367)	(903,745)	—	—	1,465,511
GSB	144,952	(144,952)	—	—	—	—
GSC	286,684	(60,193)	—	226,491	—	—
GSI	40,177	—	(40,177)	—	—	362,954
MSC	483,979	(483,979)	—	—	—	—
MSS	7,748	(7,748)	—	—	—	95,981
UBS	13,910	(13,910)	—	—	—	—
Derivatives eligible for offset	$3,117,674	$(1,678,822)	$(1,070,404)	$368,448
Derivatives not eligible for offset	585,896				$1,778,000	$—
	$3,703,570

Curian Series Trust

Notes to Financial Statements

October 31, 2015

Curian/PIMCO Income Fund - Derivative and Financial Instruments Eligible for Offset (continued)

	Gross Amount Presented in the Statement of Assets and	Financial			Total Collateral (7)
	Liabilities (8)	Instruments (4)	Collateral (5)	Net Amount (8)	Cash	Security
Master Forward Agreement Transaction Assets by Counterparty*
BNP	$14,840,097	$(14,611,076)	$—	$229,021	$—	$—
	$14,840,097	$(14,611,076)	$—	$229,021	—	—

Master Forward Agreement Transaction Liabilities by Counterparty*
BNP	$14,611,076	$(14,611,076)	$—	$—	$—	$—
	$14,611,076	$(14,611,076)	$—	$—	—	—

Curian/PIMCO Income Fund — Average Derivative Volume(1)

	Cost of Options Purchased and Written	Purchase Notional Value of Futures Contracts	Cost of Forward Foreign Currency Contracts	Notional Amount of Interest Rate Swap Agreements	Notional Amount of Credit Default Swap Agreements
Average monthly volume	$2,143,557	$162,227,384	$133,678,908	$121,624,771	$159,392,485

Curian Series Trust

Notes to Financial Statements

October 31, 2015

Curian/PIMCO Total Return Fund - Derivative Strategies - The Fund entered into option contracts to manage exposure to or hedge changes in interest rates, foreign currencies, credit and inflation.  The Fund entered into futures contracts to manage exposure to or hedge changes in interest rates.  The Fund entered into forward foreign currency contracts to minimize foreign currency exposure on investment securities denominated in foreign currencies.  The Fund entered into interest rate swap agreements to manage duration, to manage interest rate and yield curve exposure and as a substitute for investment in physical securities.  The Fund entered into credit default swap agreements to obtain credit exposure.

Curian/PIMCO Total Return Fund - Derivative Instruments Categorized by Risk Exposure

	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Fair values of derivative instruments on the Statement of Assets and Liabilities as of October 31, 2015:
Assets:
Investments - at value(2)	$—	$—	$80	$945,531	$945,611
Variation margin on financial derivative instruments	7,943	—	—	211,530	219,473
Forward foreign currency contracts	—	—	14,734,608	—	14,734,608
Unrealized appreciation on OTC swap agreements	123,698	—	—	181,470	305,168
OTC Swaps premiums paid	81,738	—	—	—	81,738
	$213,379	$—	$14,734,688	$1,338,531	$16,286,598
Liabilities:
Variation margin on financial derivative instruments	$6,151	$—	$—	$694,882	$701,033
Options written, at value	—	—	174,005	777,860	951,865
Forward foreign currency contracts	—	—	3,928,859	—	3,928,859
Unrealized depreciation on OTC swap agreements	192,508	—	—	—	192,508
OTC Swaps premiums received	264,772	—	—	2,605	267,377
	$463,431	$—	$4,102,864	$1,475,347	$6,041,642

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2015:
Net realized gain (loss) on:
Unaffiliated Investments(2)	$—	$—	$(28,753)	$(141,190)	$(169,943)
Swap agreements	(752,004)	—	—	(6,866,341)	(7,618,345)
Foreign currency related items	—	—	29,900,107	—	29,900,107
Futures contracts	—	—	—	8,724,659	8,724,659
Written options contracts and exchange traded futures options contracts	70,133	—	1,381,341	4,721,645	6,173,119
	$(681,871)	$—	$31,252,695	$6,438,773	$37,009,597

Net change in unrealized appreciation (depreciation) on:
Investments(2)	$—	$—	$(2,420)	$(444,825)	$(447,245)
OTC Swap agreements	(1,557,051)	—	—	403,462	(1,153,589)
Foreign currency related items	—	—	(1,727,348)	—	(1,727,348)
Futures contracts, exchange traded futures options contracts and centrally cleared swap agreements	13,041	—	—	(8,037,998)	(8,024,957)
Written option contracts	(12,025)	—	489,882	418,825	896,682
	$(1,556,035)	$—	$(1,239,886)	$(7,660,536)	$(10,456,457)

Curian/PIMCO Total Return Fund - Derivative and Financial Instruments Eligible for Offset

	Gross Amount Presented in the Statements of Assets and	Financial			Total Collateral (7)
	Liabilities (3)	Instruments (4)	Collateral (5)	Net Amount (6)	Cash	Security
Derivative Assets by Counterparty*
BBP	$—	$—	$—	$—	$450,000	$—
BCL	758,075	(102,556)	—	655,519	—	—
BNP	182,546	(182,546)	—	—	—	—
BOA	3,698,927	(476,564)	(2,980,000)	242,363	2,980,000	—
CGM	839,659	(37,764)	—	801,895	—	—
CIT	300,082	(300,082)	—	—	840,000	—
CSI	1,720,988	(162,975)	(1,558,013)	—	1,960,000	—
DUB	2,315,291	(1,704,530)	(610,761)	—	1,150,000	—
GSB	1,557	—	—	1,557	—	—
GSC	401,990	(401,990)	—	—	—	—
MSC	3,988,413	(1,011,263)	(2,977,150)	—	3,290,000	—
MSS	26,503	—	—	26,503	—	—
UBS	1,727,614	(410,311)	(1,311,000)	6,303	1,311,000	—
Derivatives eligible for offset	$15,961,645	$(4,790,581)	$(9,436,924)	$1,734,140
Derivatives not eligible for offset	324,953				$—	$—
	$16,286,598

Curian Series Trust

Notes to Financial Statements

October 31, 2015

Curian/PIMCO Total Return Fund - Derivative and Financial Instruments Eligible for Offset (continued)

	Gross Amount Presented in the Statements of Assets and	Financial			Total Collateral (7)
	Liabilities (3)	Instruments (4)	Collateral (5)	Net Amount (6)	Cash	Security
Derivative Liabilities by Counterparty*
BCL	$102,556	$(102,556)	$—	$—	$—	$—
BNP	265,273	(182,546)	—	82,727	—	—
BOA	476,564	(476,564)	—	—	—	—
CGM	37,764	(37,764)	—	—	—	—
CIT	302,853	(300,082)	—	2,771	—	—
CSI	162,975	(162,975)	—	—	—	—
DUB	1,704,530	(1,704,530)	—	—	—	—
GSC	578,581	(401,990)	(176,591)	—	—	386,604
MSC	1,011,263	(1,011,263)	—	—	—	—
UBS	410,311	(410,311)	—	—	—	—
Derivatives eligible for offset	$5,052,670	$(4,790,581)	$(176,591)	$85,498
Derivatives not eligible for offset	988,972				$1,247,000	$8,613,959
	$6,041,642

	Gross Amount Presented in the Statements of Assets and	Financial			Total Collateral (7)
	Liabilities (8)	Instruments (4)	Collateral (5)	Net Amount (8)	Cash	Security
Master Forward Agreement Transaction Assets by Counterparty*
BNP	$16,250,582	$(16,250,582)	$—	$—	$—	$—
CGM	41,498,521	(41,454,688)	(43,833)	—	274,000	275,611
CSI	82,843,352	(82,843,352)	—	—	990,000	—
JPM	17,044,128	(17,044,128)	—	—	—	—
MLP	5,511,328	(5,509,375)	—	1,953	—	—
MSC	60,774,122	(60,774,122)	—	—	20,000	—
	$223,922,033	$(223,876,247)	$(43,833)	$1,953	$—	$—

Master Forward Agreement Transaction Liabilities by Counterparty*
BNP	$16,451,351	$(16,250,582)	$—	$200,769	$—	$—
CGM	41,454,688	(41,454,688)	—	—	—
CSI	82,933,672	(82,843,352)	—	90,320	—	—
JPM	17,053,124	(17,044,128)	—	8,996	—	—
MLP	5,509,375	(5,509,375)	—	—	—	—
MSC	60,911,132	(60,774,122)	—	137,010	—	—
	$224,313,342	$(223,876,247)	$—	$437,095	$—	$—

Curian/PIMCO Total Return Fund — Average Derivative Volume(1)

	Cost of Options Purchased and Written	Purchase Notional Value of Futures Contracts	Cost of Forward Foreign Currency Contracts	Notional Amount of Interest Rate Swap Agreements	Notional Amount of Credit Default Swap Agreements
Average monthly volume	$2,549,164	$826,944,581	$672,179,102	$455,798,574	$89,787,998

(1) The derivative instruments outstanding as of October 31, 2015, as disclosed in the Schedules of Investments and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the year ended October 31, 2015, as disclosed in the Statements of Operations, also serve as indicators of the derivative volume for the Funds.

(2) Purchased options market value is reflected in Investments, at value.  Realized gain (loss) and change in unrealized appreciation (depreciation) on purchased options are reflected in realized gain (loss) on investments and change in unrealized appreciation (depreciation) on investments, respectively, in the Statements of Operations.

(3) Amounts eligible for offset are presented gross in the Statements of Assets and Liabilities.

(4) Financial instruments eligible for offset but not offset in the Statements of Assets and Liabilities.

(5) Cash and security collateral not offset in the Statements of Assets and Liabilities.  For derivative assets and liabilities, amounts do not reflect over-collateralization.

(6) For assets, net amount represents the amount payable by the counterparty to the Fund in the event of default.  For liabilities, net amount represents the amount payable by the Fund to the counterparty in the event of default.

(7) Cash and security collateral pledged or segregated for derivative investments.  For assets, amount reflects collateral received from or segregated by the counterparty.  For liabilities, amount reflects collateral pledged or segregated by the Fund.  Collateral for derivatives not eligible for offset includes amounts pledged for margin purposes.

(8) Investment liabilities and assets include delayed delivery securities and secured borrowings.  Liabilities reflect amounts payable to the counterparty for the cost of the investment, assets reflect the market value of the investment and the net amount reflects net unrealized gain or loss.  The net unrealized gain or loss constitutes the amount which is subject to margin or collateral requirements as required under the Master Forward Agreement.

* Counterparties are defined on page 25 in the Schedules of Investments.

NOTE 7.  OTHER INVESTMENT RISKS

Foreign Securities Risk - Investing in securities of foreign companies and foreign governments generally involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government.  These risks include the potential for revaluation of currencies, different

Curian Series Trust

Notes to Financial Statements

October 31, 2015

accounting policies and future adverse political and economic developments.  Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices may be more volatile than those of securities of comparable U.S. companies and the U.S. government.

Sanctioned Securities Risk - Certain Funds may invest in securities issued by companies located in Russia.  The U.S. Government and other governments have placed sanctions on Russia.  When sanctions are placed on a country, a Fund may experience limitations on its investments including the inability to dispose of securities in that country, the inability to settle securities transactions in that country and the inability to repatriate currency from that country.  Investments in sanctioned countries may be volatile, and a Fund and its pricing agent may have difficulty valuing such sanctioned country securities.  Investments in sanctioned countries are subject to a number of risks, including, but not limited to, liquidity risk, foreign securities risk and currency risk.

Currency Risk - Investing directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, involves the risk that those currencies will decline in value relative to the base currency of a Fund, or, in the case of hedging positions, that a Fund’s base currency will decline in value relative to the currency being hedged.  Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, general economics of a country, actions (or inaction) of U.S. governments or banks, foreign governments, central banks or supranational entities such as the International Monetary Fund, the imposition of currency controls or other political developments in the U.S. or abroad.

Market, Credit and Counterparty Risk - In the normal course of business, the Funds trade financial instruments and enter into financial transactions where the risk of potential loss exists due to changes in the market (“market risk”) or failure of the other party to a transaction to perform (“credit risk”).  Bonds and other debt securities are subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default.  Similar to credit risk, the Funds may be exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled or open transactions will default.  Financial assets, which potentially expose the Funds to credit risk, consist principally of investments and cash due from counterparties (“counterparty risk”).  The extent of the Funds’ exposure to credit and counterparty risks in respect to these financial assets is incorporated within their carrying value as recorded in the Funds’ Statements of Assets and Liabilities.  For certain derivative contracts, the potential loss could exceed the value of the financial assets recorded in the financial statements.

NOTE 8. INVESTMENT ADVISORY FEES AND TRANSACTIONS WITH AFFILIATES

Advisory, Sub-Advisory and Administration Fees - The Trust has an investment advisory agreement and an administration agreement with Curian.  Pursuant to the investment advisory agreement, Curian receives an annual fee accrued daily and paid monthly, at an annual rate of 0.15% of the average daily net assets of Curian/PIMCO Income Fund, 0.15% of the average daily net assets of Curian/PIMCO Total Return Fund and 0.15% of the average daily net assets of Curian/WMC International Equity Fund.  Pursuant to the administration agreement, Curian receives an annual fee accrued daily and paid monthly, at an annual rate of 0.60% of the average daily net assets of Curian/PIMCO Income Fund and Curian/PIMCO Total Return Fund and 0.85% of the average daily net assets of Curian/WMC International Equity Fund.  Subject to the oversight of the Trust’s Board, Curian is responsible for managing the Funds’ business affairs and providing day-to-day administrative services to the Funds either directly or through others selected by it for the Funds.  In return for the fees paid under the administration agreement, Curian provides or procures necessary administrative functions and services for the operation of the Funds.  In addition, Curian, at its own expense, arranges for legal, audit, fund accounting, transfer agency, custody, printing and mailing, errors and omissions insurance, and all other services necessary for the operation of each Fund.  Each Fund is responsible for trading expenses, including brokerage commissions, taxes, other non-operating expenses, independent Trustee liability insurance, the fees and expenses of the independent Trustees and independent legal counsel to the independent Trustees, the costs associated with the Chief Compliance Officer, and certain nonrecurring or extraordinary expenses.

The Trust has an investment sub-advisory agreement with PIMCO for Curian/PIMCO Income Fund and Curian/PIMCO Total Return Fund and with WMC for Curian/WMC International Equity Fund.  The Funds pay the following fees to the Sub-Advisers:

	Assets	Fees
Curian/PIMCO Income Fund	All Assets	0.25%
Curian/PIMCO Total Return Fund(1)(2)	$0 to $1 billion	0.25%
	Amounts over $1 billion	0.20
Curian/WMC International Equity Fund	$0 to $250 million	0.45%
	Amounts over $250 million	0.40

(1) Effective September 2, 2015, the fees for Curian/PIMCO Total Return Fund are computed based on the combined market value of the Curian/PIMCO Total Return Fund and JNL/PIMCO Total Return Bond Fund of the JNL Series Trust (together, the “Total Return Portfolios”).  The Sub-Adviser will aggregate the assets of the Total Return Portfolios to derive an average fee to be applied to all amounts in the Curian/PIMCO Total Return Fund.  For the period September 2, 2015 through December 31, 2017, PIMCO has agreed to waive a portion of the fee for assets above $3 billion, such that the fee will be charged at an annual rate of (i) 0.25% of the average daily net assets for the first $1 billion; (ii) 0.20% of the average daily net assets for the next $2 billion; and (iii) 0.175% of the average daily net assets for all amounts thereafter.

(2) Prior to September 2, 2015, when assets were up to $3 billion, Curian/PIMCO Total Return Fund paid 0.25% on assets up to $3 billion and when assets exceeded $3 billion, Curian/PIMCO Total Return Fund paid 0.25% on assets $0 to $1 billion and 0.225% on amounts over $1 billion.  When aggregate net assets of Curian/PIMCO Total Return Fund and Curian/PIMCO Income Fund of the Curian Series Trust and JNL/PIMCO Real Return Fund and JNL/PIMCO Total Return Bond Fund of the JNL Series Trust equaled or exceeded $3 billion, the annual rates were applicable to all the amounts in the Curian/PIMCO Total Return Fund.  The fee was based on the combined market value of the Total Return Portfolios, to derive an average fee to be applied to the Total Return Portfolios.

Curian Series Trust

Notes to Financial Statements

October 31, 2015

Fee Waiver and Expense Reimbursements - Curian contractually agreed to waive its advisory fee and reduce the administration fee and/or reimburse other expenses to the extent necessary to reduce the annual expense ratios of the Funds, exclusive of brokerage costs, interest, taxes and dividend and extraordinary expenses, to 0.85% for Curian/PIMCO Income Fund, 0.80% for Curian/PIMCO Total Return Fund, and 1.32% for Curian/WMC International Equity Fund until February 29, 2016.

Curian agreed to voluntarily waive annual advisory fees of 0.15% of average daily net assets for Curian/PIMCO Income Fund, Curian/PIMCO Total Return Fund and Curian/WMC International Equity Fund.  Curian also agreed to voluntarily waive annual administrative fees of 0.60% of average daily net assets for Curian/PIMCO Income Fund and Curian/PIMCO Total Return Fund and 0.85% of average daily net assets for Curian/WMC International Equity Fund.

The advisory and administrative fees are recorded as payable for advisory fees and payable for administrative fees, respectively, and fee waivers related to these fees are reflected as receivable from adviser in the Statements of Assets and Liabilities.

Curian is entitled to recoup previously waived/reimbursed fees and expenses under the contractual agreements for a period of up to three years following the fiscal year in which Curian waived its fee or reimbursed expenses.  The amount of waived expenses for each Fund is recorded as expenses waived by Adviser in each Fund’s Statement of Operations.  During the year ended October 31, 2015, Curian did not recover any previously reimbursed expenses and does not intend to recover any reimbursed expenses in the future.  At October 31, 2015, the amount of potentially recoverable expenses was:

	Year ended October 31, 2014		Year ended October 31, 2013
	Recoverable Expense	Expiration	Recoverable Expense	Expiration
Curian/PIMCO Income Fund	$459,898	10/31/17	$1,184,932	10/31/16
Curian/PIMCO Total Return Fund	1,154,750	10/31/17	2,101,426	10/31/16
Curian/WMC International Equity Fund	201,723	10/31/17	422,535	10/31/16

Other Service Providers - The Trust has entered into a transfer agency agreement and shareholder services agreement with JNAM.  Curian has entered into a sub-administration and fund accounting services agreement with JFS, and is responsible for the compensation of JFS for services provided pursuant to such agreement.  Curian pays JNAM and JFS for such services through the fees earned pursuant to the administration agreement.

The Funds entered into an agreement with the Custodian in which the Custodian provides earnings credits for overnight cash balances held in the Funds’ custody accounts.  The earnings credits reduce the Funds’ custody fees which are paid by Curian, which then reimburses the Funds for such earnings credits.  The reimbursed earnings credits are included in other income in the Statements of Operations.

The Trust has a fund compliance services agreement with JFS.  Pursuant to the fund compliance services agreement, JFS provides compliance oversight services to the Trust.

Distribution Agreement - The Trust entered into a distribution agreement with Curian Clearing LLC (“Distributor”), an affiliate of Curian.  The Funds pay no expenses related to services provided under the distribution agreement.  The Distributor does not have any distribution and servicing arrangements with third parties to sell shares of the Funds.

Directed Brokerage Commissions - A Sub-Adviser may allocate a portion of a Fund’s equity security transactions (subject to obtaining best execution of each transaction) through certain designated broker-dealers which will rebate a portion of the brokerage commissions to that Fund.  Any amount credited to the Fund is reflected as brokerage commissions recaptured in the Statements of Operations.

Deferred Compensation Plan - The Funds adopted a Deferred Compensation Plan whereby independent Trustees may defer the receipt of all or a portion of their compensation.  These deferred amounts, which remain as liabilities of the Funds, are treated as if invested and reinvested in shares of one or more funds at the discretion of the applicable Trustee.  These amounts represent general, unsecured liabilities of the Funds and vary according to the total returns of the selected Funds.  Liabilities related to deferred balances are included in payable for trustee fees in the Statements of Assets and Liabilities.  Increases or decreases related to the changes in value of deferred balances are included in trustee fees set forth in the Statements of Operations.

NOTE 9.  BORROWING ARRANGEMENTS

The Trust is party to a Syndicated Credit Agreement (“SCA”) with a group of lenders.  The Funds participate in the SCA with other funds managed by JNAM and Curian in a credit facility which is available solely to finance shareholder redemptions or for other temporary or emergency purposes.  The Funds may borrow up to the lesser of $450,000,000, the amount available under the facility; the limits set for borrowing by the Funds’ prospectuses and the 1940 Act; or an amount prescribed within the SCA.  Interest on borrowings is payable at the Federal Funds Rate plus the amount by which the one month London Interbank Offer Rate (“LIBOR”) exceeds the Federal Funds rate plus 1.00% on an annualized basis.  The Funds pay an annual fee of 0.10% of the available commitments and an annual administration fee to JPM Chase.  Prior to June 5, 2015, the Funds paid an annual fee of 0.075% of the available commitments and an annual administration fee to JPM Chase.  These expenses are allocated to the participating Funds based on each Fund’s net assets as a percentage of the participating Funds’ total net assets and are included in other expenses in each Fund’s Statement of Operations.  No amounts were borrowed under the facility during the year.

Curian Series Trust

Notes to Financial Statements

October 31, 2015

Effective October 1, 2015 and pursuant to an Exemptive Order issued by the SEC, the Funds, along with certain other Funds advised by JNAM, may participate in an InterFund Lending Program (“Program”).  The Program provides an alternative credit facility allowing a Fund to borrow from, or lend money to, other participating affiliated Funds.  Interest on borrowings are payable at the InterFund Loan Rate which is the average of the Federal Funds rate plus the greater of the New York Fed Bank Rate or the LIBOR plus 100 basis points an annualized basis.  Any open loans at period end are included in receivable for interfund lending or payable for interfund lending, as appropriate, in the respective Fund’s Statement of Assets and Liabilities.  No amounts were borrowed in the Program during the period.

NOTE 10.  FEDERAL INCOME TAX MATTERS

Each Fund is a separate taxpayer for federal income tax purposes.  Each Fund intends to qualify as a Regulated Investment Company (“RIC”) and to distribute substantially all net investment income and net capital gains, if any, to its shareholders and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to RICs.  Therefore, no federal income tax provision is required.

The following information is presented on an income tax basis.  Differences between amounts for financial statements and federal income tax purposes are primarily due to timing and character differences in recognizing certain gains and losses on investment transactions.  Permanent differences between financial statement and federal income tax reporting are reclassified within the capital accounts based on their federal income tax treatment.  Temporary differences do not require reclassification.  Permanent differences may include but are not limited to the following:  foreign currency reclassifications, market discount or paydown reclassifications, reclassifications on the sale of a passive foreign investment company (“PFIC”), accounting treatment of notional principal contracts, equalization and distribution adjustments.  These reclassifications have no impact on net assets.

	Net Increase (Decrease)
	Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)	Paid-in Capital
Curian/PIMCO Income Fund	$702,798	$(2,790,916)	$2,088,118
Curian/PIMCO Total Return Fund	(10,357,419)	1,457,327	8,900,092
Curian/WMC International Equity Fund	(6,294,486)	90,336	6,204,150

At October 31, 2015, no Fund had unused capital loss carryovers for U.S. federal income tax purposes.

As of October 31, 2015, the cost of investments and the components of net unrealized appreciation/(depreciation) for U.S. Federal income tax purposes were as follows:

	Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Curian/PIMCO Income Fund	$229,826,921	$2,812,555	$(6,507,990)	$(3,695,435)
Curian/PIMCO Total Return Fund	725,315,183	10,051,792	(16,137,625)	(6,085,833)
Curian/WMC International Equity Fund	255,559,614	38,146,046	(8,838,726)	29,307,320

As of October 31, 2015, the components of distributable taxable earning for U.S. Federal income tax purposes were as follows:

	Unrealized Gains (Losses)**	Undistributed Net Ordinary Income*	Undistributed Net Long-term Capital Gain	Distributions Payable	Capital Loss Carry Forward
Curian/PIMCO Income Fund	$(6,729,793)	$—	$2,700,007	$(1,000,002)	$—
Curian/PIMCO Total Return Fund	(17,666,416)	2,790,891	5,861,283	(1,700,005)	—
Curian/WMC International Equity Fund	29,253,992	2,186,656	5,644,227	—	—

*      Undistributed net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

**   Unrealized gains (losses) are adjusted for open wash sale loss deferrals; accelerated recognition of unrealized gain/loss on futures, options and forward contracts; and accelerated recognition of unrealized gain on PFICs.  Also adjusted for differences between book and tax realized and unrealized gain/loss on swap contracts.

The tax character of distributions paid during the Funds’ fiscal year ended October 31, 2015 was as follows:

	Net Ordinary Income*	Long-term Capital Gain**	Return of Capital	Total Distributions Paid
Curian/PIMCO Income Fund	$26,159,651	$604,494	$—	$26,764,145
Curian/PIMCO Total Return Fund	38,711,858	5,022,661	—	43,734,519
Curian/WMC International Equity Fund	6,487,619	18,638,250	—	25,125,869

*      Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

**   The Funds designated as a long-term capital gain dividend, pursuant to the Internal Revenue Code section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gains to zero for the year ended October 31, 2015.

Curian Series Trust

Notes to Financial Statements

October 31, 2015

The tax character of distributions paid during the Funds’ last fiscal year ended October 31, 2014 was as follows:

	Net Ordinary Income*	Long-term Capital Gain	Return of Capital
Curian/PIMCO Income Fund	$13,007,568	$—	$—
Curian/PIMCO Total Return Fund	11,558,229	—	—
Curian/WMC International Equity Fund	13,186,245	11,854,024	—

*  Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

FASB ASC Topic 740 “Income Taxes” provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements.  FASB ASC Topic 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing each Fund’s tax return to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority.  Tax positions not deemed to meet the “more-likely-than-not” threshold would result in the Funds recording a tax expense in the current year.  FASB ASC Topic 740 requires that management evaluate the tax positions taken in the 2011, 2012, 2013 and 2014 returns, which remain subject to examination by the Internal Revenue Service and certain other jurisdictions.  Management completed an evaluation of the Funds’ tax positions and based on that evaluation, determined that no provision for federal income tax was required in the Funds’ financial statements during the year ended October 31, 2015.

NOTE 11.  SUBSEQUENT EVENTS

Management has evaluated subsequent events for the Funds through the date the financial statements are issued and the following events occurred:

On November 18, 2015, the Board approved dividends from net ordinary income and distributions of net long-term capital gain for Curian/PIMCO Income Fund, Curian/PIMCO Total Return Fund and Curian/WMC International Equity Fund.  Distributions for the following amounts were paid on November 24, 2015 for shareholders of record on November 20, 2015:

	Net Ordinary Income	Long-term Capital Gain
Curian/PIMCO Income Fund	$—	$2,400,007
Curian/PIMCO Total Return Fund	2,800,035	5,550,037
Curian/WMC International Equity Fund	2,200,011	5,200,137

On November 18, 2015, the Board approved a Plan of Liquidation and Termination (the “Plan”) of the Curian/PIMCO Income Fund.  On November 19, 2015, the effective date of the Plan, the Curian/PIMCO Income Fund no longer accepted new investments.  On December 8, 2014, the Fund paid a long-term capital gain distribution of $300,004 to shareholders of record on December 4, 2015.  On December 10, 2015, the Fund ceased its business as an investment company and made a final distribution to shareholders.

No other events were noted that required adjustments to the financial statements or disclosure in the footnotes.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders

Curian Series Trust:

We have audited the accompanying statements of assets and liabilities of Curian/PIMCO Income Fund, Curian/PIMCO Total Return Fund, and Curian/WMC International Equity Fund (the “Funds” within Curian Series Trust), including the schedules of investments, as of October 31, 2015, and the related statements of operations for the year then ended, the statement of cash flows for the year then ended with respect to Curian/PIMCO Income Fund, the statements of changes in net assets for each of the two years then ended and financial highlights for each of the three years ended October 31, 2015 and the period November 2, 2011 (commencement of operations) to October 31, 2012. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and brokers or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of October 31, 2015, the results of their operations, Curian/PIMCO Income Fund’s cash flows, changes in their net assets and the financial highlights for the periods indicated above, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Chicago, Illinois

December 18, 2015

Curian Series Trust

Additional Disclosures (Unaudited)

October 31, 2015

Disclosure of Fund Expenses.  Shareholders incur ongoing costs, which include costs for portfolio management, administrative services and other operating expenses.  Operating expenses such as these are deducted from each Fund’s gross income and directly reduce the final investment return.  These expenses are expressed as a percentage of the Fund’s average net assets; this percentage is known as the Fund’s expense ratio.  The examples below use the expense ratio and are intended to help the investor understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

Expenses Using Actual Fund Return.  This section provides information about the actual account values and actual expenses incurred by each Fund.  Use the information in this section, together with the amount invested, to estimate the expenses paid over the period.  Simply divide the account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses paid during this period.

Expenses Using Hypothetical 5% Return.  This section provides information that can be used to compare each Fund’s costs with those of other mutual funds.  It assumes that the Fund’s expense ratio for the period is unchanged and assumes an annual 5% return before expenses, which is not the Fund’s actual return.  This example is useful in making comparisons because the SEC requires all mutual funds to make the 5% calculation.

	Expenses Using Actual Fund Return				Expenses Using Hypothetical 5% Return
	Beginning Account Value 05/01/2015	Ending Account Value 10/31/2015	Annualized Expense Ratios	Expenses Paid During Period	Beginning Account Value 05/01/2015	Ending Account Value 10/31/2015	Annualized Expense Ratios	Expenses Paid During Period

Curian/PIMCO Income Fund	$1,000.00	$990.50	0.30%	$1.51	$1,000.00	$1,023.69	0.30%	$1.53

Curian/PIMCO Total Return Fund	1,000.00	993.30	0.26	1.31	1,000.00	1,023.91	0.26	1.33

Curian/WMC International Equity Fund	1,000.00	958.90	0.45	2.22	1,000.00	1,022.94	0.45	2.29

Expenses paid by each Fund during the period are equal to the Fund’s annualized net expense ratio, multiplied by the average account value over the period, then multiplied by 184/365 (to reflect the most recent 6-month period).

Quarterly Portfolio Holdings.  The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov.  The Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.  It is also available upon request from the registrant by calling the Funds toll-free at 1-877-847-4143.

Proxy Voting Policies and Procedures and Voting Record.  A description of the Policy of the Funds’ Adviser (and sub-advisers) used to vote proxies relating to the portfolio securities and information on how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30 are available (1) without charge, upon request by calling 1-877-874-4143 (Curian Client Services), (2) on Curian’s website at www.curian.com, and (3) on the SEC’s website at www.sec.gov.

Other Federal Income Tax Information.  The information reported below is for the year ended October 31, 2015.  Foreign tax and qualified dividend information for the calendar year 2015 will be provided on each shareholder’s 2015 Form 1099-DIV.

For the year ended October 31, 2015, certain dividends paid by the Funds may be subject to a maximum tax rate of 15% or 20% depending on the taxpayer’s gross income.  In addition, dividends paid by the Funds may be subject to a 3.8% net investment income tax.  The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15% and 20%.

For the year ended October 31, 2015, the following Funds hereby designate the following percentages, or the maximum amount allowable under the Internal Revenue Code (“Code”), as qualified dividends:

Qualified Dividend Income
Curian/PIMCO Income Fund	3.00%
Curian/PIMCO Total Return Fund	3.00
Curian/WMC International Equity Fund	50.00

For the year ended October 31, 2015, the following Funds hereby designate the following percentages, or the maximum amount allowable under the Code, as distributions eligible for the dividends received deduction for corporations:

Dividends Received Deduction
Curian/PIMCO Income Fund	3.00%
Curian/PIMCO Total Return Fund	3.00
Curian/WMC International Equity Fund	2.00

The Curian/WMC International Equity Fund intends to elect to pass through to shareholders the taxes paid to foreign countries.  The pass-through of the foreign taxes paid will only affect those persons who are shareholders on December 29, 2015, the dividend record date.  Foreign source income and foreign tax per outstanding share on October 31, 2015 are as follows:

	Foreign Source Income	Foreign Tax Expense
Curian/WMC International Equity Fund	$0.27	$0.03

The Curian/PIMCO Income Fund designates $347,264 of distributions paid upon redemption as long term capital gain distributions.

TRUSTEES AND OFFICERS OF CURIAN SERIES TRUST (“TRUST”)

NAME, ADDRESS, AND (AGE)	POSITION(S) HELD WITH TRUST (LENGTH OF TIME SERVED)	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE
Independent Trustees

David W. Agostine (53) 7601 Technology Way Denver, CO 80237	Chairman of the Board and Trustee(1) (11/2010 to present)	37

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:
President, Cachematrix Holdings, LLC (software company) (12/2013 to present); Principal, Market Metrics, LLC (market research firm) (1/2011 to 12/2013); Principal Executive Officer, Dividend Capital Group, LLC (investment manager) (1/2008 to 12/2010)

OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING PAST 5 YEARS: Trustee, Jackson Variable Series Trust (10/2011 to present); Trustee, Dividend Capital Investments, Inc. (2007 to 12/2011)

Gregory P. Contillo (60) 7601 Technology Way Denver, CO 80237	Trustee(1) (9/2011 to present)	37

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President, Crystal River Partners (financial services company) (2005 to present)

OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING PAST 5 YEARS: Trustee, Jackson Variable Series Trust (10/2011 to present)

Dylan E. Taylor (45) 7601 Technology Way Denver, CO 80237	Trustee(1) (11/2010 to present)	37

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:
Global Chief Operating Officer, Colliers International (commercial real estate advisory firm) (7/2014 to present); Chief Executive Officer, Americas, Colliers International (6/2009 to present)

OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING PAST 5 YEARS: Trustee, Jackson Variable Series Trust (10/2011 to present)

Mark S. Wehrle (58) 7601 Technology Way Denver, CO 80237	Trustee(1) (7/2013 to present)	37

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:
Broker, RE/MAX Professionals (4/2011 to present); Adjunct Professor of Accounting, University of Denver School of Accountancy (1/2011 to 6/2014); Partner, Deloitte & Touche LLP (9/1987 to 1/2011)

OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING PAST 5 YEARS: Trustee, Jackson Variable Series Trust (7/2013 to present)

Scot T. Wetzel (46) 7601 Technology Way Denver, CO 80237	Trustee(1) (11/2010 to present)	37

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Founder, Managing Director & Chief Executive Officer, Crestmoor Advisors, LLC (advisor in the financial services industry) (2010 to present)

OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING PAST 5 YEARS: Trustee, Jackson Variable Series Trust (10/2011 to present)

(1) The Chairman of the Board and independent Trustees are elected to serve for an indefinite term.

TRUSTEES AND OFFICERS OF CURIAN SERIES TRUST (“TRUST”)

NAME, ADDRESS AND (AGE)	POSITION(S) HELD WITH TRUST (LENGTH OF TIME SERVED)
Officers

Emily Bennett (32) 1 Corporate Way Lansing, MI 48951	Assistant Secretary (5/2012 to present)

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:
Senior Attorney of Jackson National Asset Management, LLC (“JNAM”) (10/2013 to present); Attorney of Jackson National Asset Management, LLC (“JNAM”) (11/2011 to 10/2013); Assistant Secretary of funds sponsored by JNAM that are in the same Fund Complex as the Trust (5/2012 to present); Departmental Specialist, Michigan Public Health Institute (7/2010 to 10/2011)

Karen J. Buiter, CPA (50) 1 Corporate Way Lansing, MI 48951	Assistant Treasurer (11/2010 to present)

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:
Vice President – Financial Reporting of JNAM (7/2011 to present); Assistant Vice President – Financial Reporting of JNAM (4/2008 to 7/2011); Assistant Treasurer of other investment companies advised by JNAM (12/2008 to present); Assistant Treasurer of funds sponsored by JNAM that are in the same Fund Complex as the Trust (11/2010 to present)

Kelly L. Crosser (42) 1 Corporate Way Lansing, MI 48951	Assistant Secretary (11/2010 to present)

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:
Manager of Legal Regulatory Filings and Print of Jackson National Life Insurance Company (“Jackson”) (12/2013 to present); Senior Compliance Analyst of Jackson (4/2007 to 12/2013); Assistant Secretary of other investment companies advised by JNAM (9/2007 to present); Assistant Secretary of funds sponsored by JNAM that are in the same Fund Complex as the Trust (11/2010 to present)

Diana R. Gonzalez (37) 1 Corporate Way Lansing, MI 48951	Assistant Vice President (9/2012 to present)

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:
Associate General Counsel of JNAM (10/2013 to present);Senior Attorney of JNAM (5/2012 to 10/2013); Assistant Vice President of funds sponsored by JNAM that are in the same Fund Complex as the Trust (9/2012 to present); Counsel of Sun Life Financial, Inc. (4/2008 to 5/2012)

William P. Harding (41) 1 Corporate Way Lansing, MI 48951	Vice President (5/2014 to present)

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:
Senior Vice President and Chief Investment Officer of JNAM (7/2014 to present); Vice President of Curian Capital, LLC (2/2013 to present); Vice President of JNAM (10/2012 to 6/2014); Vice President of funds sponsored by JNAM that are in the same Fund Complex as the Trust (5/2014 to present); Vice President of other investment companies advised by JNAM (11/2012 to present); Head of Manager Research, Morningstar Associates (8/2011 to 10/2012); Director of Research, Morningstar Investment Services (1/2007 to 08/2011)

Daniel W. Koors, CPA (45) 1 Corporate Way Lansing, MI 48951	Treasurer and Chief Financial Officer (11/2010 to present)

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:
Senior Vice President of JNAM (1/2009 to present) and Chief Operating Officer of JNAM (5/2011 to present); Chief Financial Officer of JNAM (1/2007 to 4/2011); Vice President of other Investment Companies advised by JNAM (12/2006 to present), Treasurer and Chief Financial Officer of other investment companies advised by JNAM (12/2006 to 11/2011); Treasurer and Chief Financial Officer of funds sponsored by JNAM that are in the same Fund Complex as the Trust (11/2010 to present)

TRUSTEES AND OFFICERS OF CURIAN SERIES TRUST (“TRUST”)

NAME, ADDRESS AND (AGE)	POSITION(S) HELD WITH TRUST (LENGTH OF TIME SERVED)
Mark D. Nerud (49) 1 Corporate Way Lansing, MI 48951	President and Chief Executive Officer (8/2014 to present)

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:
Chief Executive Officer of JNAM (1/2010 to present); President of JNAM (1/2007 to present); President and Chief Executive Officer of funds sponsored by JNAM that are in the same Fund Complex as the Trust (8/2014 to present); Managing Board Member of Curian Capital, LLC (1/2011 to 6/2015) and Curian Clearing LLC (1/2011 to 6/2015); Managing Board Member of JNAM (1/2007 to 12/2010 and 5/2015 to present); President and Chief Executive Officer of other investment companies advised by JNAM (12/2006 to present)

Joseph B. O’Boyle (52) 1 Corporate Way Lansing, MI 48951	Chief Compliance Officer (5/2012 to present)

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:
Vice President of JNAM (4/2012 to present); Chief Compliance Officer of other funds sponsored by JNAM that are in the same Fund Complex as the Trust (4/2012 to present); Chief Compliance Officer, Guggenheim Funds (2011 to 2012); Chief Compliance Officer, Calamos Investments (2008 to 2011)

Gerard A. M. Oprins, CPA (56) 1 Corporate Way Lansing, MI 48951	Vice President (3/2012 to present)

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:
Senior Vice President and Chief Financial Officer of JNAM (4/2011 to present); Vice President, Treasurer and Chief Financial Officer of other investment companies advised by JNAM (11/2011 to present); Vice President of funds sponsored by JNAM that are in the same Fund Complex as the Trust (3/2012 to present); Business Consultant (2009 to 3/2011)

Michael Piszczek, CPA (58) 1 Corporate Way Lansing, MI 48951	Vice President (11/2010 to present)

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:
Vice President – Tax of JNAM (7/2011 to present); Vice President of other investment companies advised by JNAM (11/2007 to present); Vice President of funds sponsored by JNAM that are in the same Fund Complex as the Trust (11/2010 to present); Assistant Vice President – Tax of JNAM (11/2007 to 6/2011)

Susan S. Rhee (43) 1 Corporate Way Lansing, MI 48951	Vice President, Chief Legal Officer & Secretary (11/2010 to present)

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:
Senior Vice President and General Counsel of JNAM (1/2010 to present); Secretary of JNAM (11/2000 to present); Vice President, Counsel, and Secretary of other investment companies advised by JNAM (2/2004 to present); Vice President, Chief Legal Officer & Secretary of funds sponsored by JNAM that are in the same Fund Complex as the Trust (11/2010 to present)

Daniel Wright (48) 7601 Technology Drive Denver, CO 80237	Anti-Money Laundering Officer (12/2014 to present)

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:
Senior Vice President & Chief Compliance Officer of Curian Capital, LLC (12/2014 to present); Senior Vice President & Chief Compliance Officer of Curian Clearing LLC (12/2014 to present); Senior Vice President & Chief Compliance Officer of Jackson National Life Distributors LLC (2005 to present)

The Statement of Additional Information includes additional information about Fund Trustees and may be obtained at no charge by calling 1-877-847-4143 (Curian Care Center), or writing the Curian Care Center, 7601 Technology Way, Denver, Colorado 80237 or by visiting www.curianclearing.com.

TRUSTEES OF CURIAN SERIES TRUST (“TRUST”)

The Independent Trustees received the following compensation for their services during the fiscal year ended October 31, 2015:

TRUSTEE	AGGREGATE COMPENSATION FROM THE TRUST(1)	PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF TRUST EXPENSES	ESTIMATED ANNUAL BENEFITS UPON RETIREMENT	TOTAL COMPENSATION FROM THE TRUST AND FUND COMPLEX (1)
David W. Agostine	$40,575	$0	$0	$210,000
Gregory P. Contillo	$36,825	$0	$0	$190,000
Dylan E. Taylor	$34,100	$0	$0	$175,000
Mark S. Wehrle	$37,388	$0	$0	$193,000	(2)
Scot T. Wetzel	$36,350	$0	$0	$187,500

(1)

The fees paid to the Independent Trustees are paid for combined service on the Boards of the Trust and Jackson Variable Series Trust (the “Fund Complex”). The fees are allocated to the Funds and affiliated investment companies on a pro-rata basis based on net assets. The total fees paid to all the Independent Trustees from the Trust and Fund Complex are $955,500.

(2)	Amount includes $38,600 deferred by Mr. Wehrle.

Neither the Trust nor any of the other investment companies in the Fund Complex has adopted any plan providing pension or retirement benefits for Trustees.

SUPPLEMENT DATED AUGUST 4, 2015

TO THE PROSPECTUS & STATEMENT OF ADDITIONAL INFORMATION

DATED FEBRUARY 27, 2015, AS SUPPLEMENTED

CURIAN SERIES TRUST

Effective July 31, 2015, Curian Capital, LLC (“Curian”), the investment advisor of each of Curian/PIMCO Income Fund, Curian/PIMCO Total Return Fund, and Curian/WMC International Equity Fund (each, a “Fund” and collectively, the “Funds”) announced that it had decided to stop accepting new accounts under its separately managed account program (the “Curian Program”) effective July 31, 2015.  The Funds are investment options within the Curian Program, and all of the shareholders of the Funds are accountholders in the Curian Program. Curian will continue to actively manage existing accounts within the Curian Program into 2016 to allow financial professionals and clients sufficient time to plan for the transition of accounts.  Curian expects to exit the asset management business around the end of the first quarter 2016.

In connection with these developments, effective immediately, the Funds’ Prospectus is amended as follows:

The following sentence is added after the first sentence of the second paragraph of the section entitled “Management of the Trust—Investment Adviser” on page 35 of the Funds’ Prospectus:

Curian will continue to serve as investment adviser and administrator to the Trust and will work with the Board of Trustees of the Funds to consider actions that may be appropriate in light of its anticipated exit from the asset management business around the end of the first quarter 2016.

The following risk disclosure is added to the sections entitled “Principal Risks of Investing in the Fund” on pages 3, 8, and 13 of the Prospectus:

•                  Redemption Risk — Large redemption activity could result in the Fund being forced to sell portfolio securities at a loss or before the Adviser or Sub-Adviser would otherwise decide to do so. Large redemption activity in the Fund may also result in increased expense ratios, higher levels of realized capital gains or losses with respect to the Fund’s portfolio securities, higher brokerage commissions, and other transaction costs.

In the section “Additional Information About Each Fund,” “Redemption Risk” is added to the list of risks on pages 17, 20, and 22 in the sub-sections entitled “Principal Risks of Investing in the Fund.”

In addition, the following risk disclosure is added to the section entitled “Glossary of Risks” on page 33 of the Prospectus:

Redemption Risk — Large redemption activity could result in a Fund being forced to sell portfolio securities at a loss or before the Adviser or Sub-Adviser would otherwise decide to do so. Large redemption activity in a Fund may also result in increased expense ratios, higher levels of realized capital gains or losses with respect to the Fund’s portfolio securities, higher brokerage commissions, and other transaction costs.  Should a Fund experience large redemptions of its shares by existing investors, it may be required to dispose of its assets at disadvantageous prices and the shareholders remaining in the Fund could lose money.

Each Fund may impose additional limitations on sales of its shares at any time and may amend, waive, or eliminate its restriction on investments at any time.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE

This Supplement is dated August 4, 2015.

(To be used with Curian Series Trust Prospectus and SAI.)

IIS7279 08/15

SUPPLEMENT DATED SEPTEMBER 3, 2015

TO THE PROSPECTUS DATED FEBRUARY 27, 2015, AS SUPPLEMENTED

CURIAN SERIES TRUST®

Please note that all changes are effective September 2, 2015, unless otherwise noted below.

In the section entitled “Management of the Trust — Sub-Advisory Arrangements” on page 36 of the prospectus, please delete the row in the sub-advisory fee table for the Curian/PIMCO Total Return Fund in its entirety, and please replace it with the following row:

FUND	ASSETS	FEES
Curian/PIMCO Total Return Fund(1)	$0 to $1 billion	0.25%
	Amounts over $1billion	0.20%

In the section entitled “Management of the Trust—Sub-Advisory Arrangements” on page 36 of the prospectus, please delete Footnote 1 to the sub-advisory fee table in its entirety, and please replace with the following:

(1) The fees for the Curian/PIMCO Total Return Fund are computed based on the combined market value of the Curian/PIMCO Total Return Fund and JNL/PIMCO Total Return Bond Fund (a series of JNL Series Trust) (together, the “Total Return Portfolios”).  The Sub-Adviser will aggregate the assets of the Total Return Portfolios to derive an average fee to be applied to all amounts in the Curian/PIMCO Total Return Fund.  For the period September 2, 2015 through December 31, 2017, PIMCO has agreed to waive a portion of the fee for assets above $3 billion, such that the fee will be charged at an annual rate of (i) 0.25% of the average daily net assets for the first $1 billion; (ii) 0.20% of the average daily net assets for the next $2 billion; and (iii) 0.175% of the average daily net assets for all amounts thereafter.

This Supplement is dated September 3, 2015.

(To be used with Curian Series Trust Prospectus.)

IIS7279 09/15

Curian Capital, LLC

7601 Technology Way

Denver, CO  80237

WWW.CURIAN.COM | WWW.CURIANCLEARING.COM

IIS7476 11/15

Item 2.  Code of Ethics.

As of the end of the period covered by this report, the registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There were no substantive amendments or any waivers to this code of ethics during the period covered by this report.  A copy of this code of ethics is filed as exhibit 12(a)(1) to this Form N-CSR.

Item 3.  Audit Committee Financial Expert.

The registrant has named David W. Agostine, Gregory P. Contillo, Dylan E. Taylor, Scot T. Wetzel, and Mark S. Wehrle as audit committee financial experts serving on its Audit Committee.  Each of these individuals is “independent,” meaning that he is not an “interested person” of the registrant, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, and is considered “independent” for purposes of this Item.

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated as an “audit committee financial expert.”  Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation.  Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the Audit Committee or Board of Trustees.

Item 4.  Principal Accountant Fees and Services.

(a)-(d)

The administrator of the registrant is responsible for payment of all expenses associated with the annual audit and other required services of the independent registered accounting firm, and all expenses associated with the preparation and filing of the tax returns.

KPMG LLP (“KPMG”) was appointed by the Board of Trustees as the independent registered public accounting firm of the registrant for the fiscal years ended October 31, 2014 and October 31, 2015.  The following table sets forth aggregate fees billed by KPMG for the respective period for professional services rendered to the registrant.

Fees for Services Rendered to the Registrant by the Principal Accountant

Fiscal Year	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
2014	$66,760	$0	$13,650	$0
2015	$82,500	$0	$32,050	$0

The above Tax Fees for 2014 and 2015 are the aggregate fees billed for professional services by KPMG to the registrant for tax compliance, tax advice, and tax return review.

Fees for Services Rendered to the Adviser Entities by the Principal Accountant

The following table sets forth the amount of fees that were billed by KPMG for the respective period to any entity controlling, controlled by, or under common control with the investment adviser that provided ongoing services to the registrant (“Adviser Entities”) that were directly related to the registrant’s operations and financial reporting.

Fiscal Year	Audit-Related Fees	Tax Fees	All Other Fees
2014	$118,000	$0	$0
2015	$123,872	$0	$0

The above Audit-Related Fees are the aggregate fees billed to Adviser Entities for the performance of an attestation on the suitability of design and operating effectiveness of control pursuant to Statement on Standards for Attestation Engagements No. 16 of the registrant’s sub-administrator.

(e)(1) The Audit Committee is authorized to pre-approve non-audit services provided by the registrant’s auditors, if they find it appropriate in light of their fiduciary duties and in the exercise of their good faith business judgment and compatible with the auditors’ independence.  The Chairman of the Audit Committee is authorized to approve audit and non-audit services for newly established Funds of the registrant on the same terms as the full Audit Committee previously had approved for the then existing Funds.

(e)(2) 0%

(f) Not applicable.

(g) The aggregate fees billed for all non-audit fees to the registrant and Adviser Entities for the period ended October 31, 2014, was $204,650 and for the period ended October 31, 2015 was $ 230,282.

(h) For the fiscal years ended October 31, 2014 and October 31, 2015, the Audit Committee of the registrant’s Board of Trustees considered the provision of non-audit services that were rendered to the Adviser Entities that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, and concluded that such services were compatible with maintaining KPMG’s independence.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Investments.

(a)  Included as a part of the report to shareholders filed under Item 1.

(b)  Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

No material changes have been made.

Item 11.  Controls and Procedures.

(a)                                 The registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the registrant’s filings under the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, is recorded, processed, summarized, and reported within the periods specified in the rules and forms of the U.S. Securities and Exchange Commission.  Such information is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.  The registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within ninety (90) days prior to the filing date of this report on Form N-CSR, the registrant had carried out an evaluation, under the supervision and with the participation of the registrant’s management, including the registrant’s principal executive officer and the registrant’s principal financial officer, of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures.  Based on such evaluation, the registrant’s principal executive officer and principal financial officer concluded that the registrant’s disclosure controls and procedures are effective.

(b)                                 There have been no significant changes in the registrant’s internal controls over financial reporting during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal controls over financial reporting.  There have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this report on Form N-CSR.

Item 12.  Exhibits.

(a)	(1) Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (as defined in Item 2(b) of Form N-CSR) is attached hereto.
(2) The certifications required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.
(3) Not applicable.

(b)	The certification required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Curian Series Trust

By:	/s/ Mark D. Nerud
Mark D. Nerud
Principal Executive Officer

Date:	December 28, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mark D. Nerud
Mark D. Nerud
Principal Executive Officer

Date:	December 28, 2015

By:	/s/ Daniel W. Koors
Daniel W. Koors
Principal Financial Officer

Date:	December 28, 2015

EXHIBIT LIST

Exhibit 12(a)(1)	Registrant’s Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act of 2002.

Exhibit 12(a)(2)	Certification of the Principal Executive Officer required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended.

Certification of the Principal Financial Officer required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended.

Exhibit 12(b)	Certification required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended.